EXHIBIT 10.32
SUBLEASE AGREEMENT

between
LIGAND PHARMACEUTICALS INCORPORATED
 as Sublandlord
and
eBIOSCIENCE, INC.
 as Subtenant

Building Address: 10255 Science Center Drive
San Diego, California 92121

SUBLEASE AGREEMENT
THIS SUBLEASE AGREEMENT ("Sublease") is made as of December 6, 2007, by and between  LIGAND  PHARMACEUTICALS  INCORPORATED,  a  Delaware  corporation ("Sublandlord") and eBIOSCIENCE, INC., a California  corporation ("Subtenant"), with Sublandlord and Subtenant hereinafter sometimes referred to collectively as the "Parties" and individually as a "Party"), with reference to the following facts:

RECITALS
A.          Sublandlord and BMR 10255 Science Center Drive LLC, a Delaware limited liability company ("Master Landlord") are parties to that certain Lease dated July 6, 1994, by and between Sublandlord and Master Landlord' predecessor, Chevron/Nexus Partnership (Lot 13), as amended by that certain First Amendment to Lease dated December 15, 1994, and by that certain Second Amendment to Lease dated January 30, 1997 (collectively, the "Master Lease"). The Master Lease covers certain space consisting of approximately 52,800 rentable square feet (the "Premises") consisting of the entire building at 10255 Science Center Drive, San Diego, California 92121 (the "Building").

B.          Sublandlord desires to sublease to Subtenant, and Subtenant desires to sublease from Sublandlord, all of the Premises on the terms, covenants and conditions herein.

C.          Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Master Lease.

AGREEMENT
NOW, THEREFORE, in consideration of the recitals and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublandlord and Subtenant hereby agree as follows.

1.          Definitions: The following definitions apply in this Sublease:

1.1          Base Rent; Adjustment.  Commencing on the Sublease Commencement Date, Base Rent shall be $64,944.00 per month ($1.23 per rentable square foot).  On January 1, 2009 and each January 1 thereafter ("Rent Adjustment Date"), the Base Rent shall be increased by 3% of the Base Rent in effect immediately prior to such Rent Adjustment Date.

1.2          Security Deposit:$259,776 in cash.

1.3          Premises:  All of the Premises described under the Master Lease, as depicted on Exhibit B-1 attached hereto.

1.4          Term:   The term of this Sublease ("Sublease Term") shall commence on January 1, 2008 ("Sublease Commencement Date").   The Sublease Term shall expire on July 30, 2015 ("Sublease Expiration Date"), which is one day prior to the expiration of the term of the Master Lease.  Subtenant shall be permitted to occupy the Premises prior to the Sublease Commencement Date upon (i) payment of the first month's Base Rent and the Security Deposit in accordance with Section 5.3, (ii) the obtaining of the Master Landlord's Consent described in Section 21 below, and (iii) the compliance by Subtenant of all of its obligations with respect to insurance and insurance certificates pursuant to Section 11 below.

2.          Sublease.

2.1          Sublandlord hereby subleases to Subtenant, and Subtenant hereby subleases from Sublandlord, the Premises, together with all appurtenances thereto as provided in the Master Lease.
2.2          Sublandlord, as part of the Premises additionally leases to Subtenant, and Subtenant hereby subleases from Sublandlord, the telephone wiring and switches and the movable personal property that currently exists in the Premises owned by Sublandlord and that is described in the inventory attached hereto as Exhibit B-2 (the "Furniture"). The Furniture includes various desks, workstations, conference table, chairs, telephone wiring and switches, but does not include the existing movable equipment and instrumentation in the vivarium described on the attached Exhibit B-3 ("Sublandlord's Vivarium Equipment").  If Sublandlord has not completed the inventories of the Furniture or of Sublandlord's Vivarium Equipment by the time this Sublease is executed, Exhibits B-2 and B-3 shall be left blank, and the parties shall reasonably agree upon their form, and attach such agreed forms to the Sublease, as soon as practicable, but in no event later than the Sublease Commencement Date.  At the expiration or early termination of the Sublease term, Subtenant shall return the Furniture to Sublandlord in the Premises in its current state of repair, reasonable wear and tear excepted. Subtenant shall, at its sole cost, keep the Furniture insured against fire and other casualty under an "all-risk" policy of fire or casualty insurance, with loss payable to Sublandlord.
2.3          Sublandlord is the tenant of an adjacent building located at 10275 Science Center Drive,  A portion of the outdoor common area of such adjacent building that is also adjacent to the Premises contains certain eating/picnic areas and tables, a sports field and a basketball court (collectively, the "Off-Premises Recreation Area"). Sublandlord grants to Subtenant (and Subtenant's employees and invitees authorized by Subtenant) a nonexclusive license to use the Off-Premises Recreation Area in common with Sublandlord and its employees and invitees, subject  to  the  following: (i) all  of Subtenant's  indemnification  obligations  in  favor of Sublandlord with respect to the Premises shall apply to the use of the Off-Premises Recreation Area by Subtenant and its employees and invitees, (ii) Sublandlord shall have the right to adopt (and Subtenant and its employees and invitees shall observe) reasonable rules and regulations with respect to the use of the Off-Premises Recreation Area, including without limitation with respect to the scheduling of company events and hours of use, and (iii) all of Subtenant's use and rights to use the Off-Premises Recreation Area shall be subject to the lease that Sublandlord has with the owner of the Off-Premises Recreation Area and to the revocation of such license in whole or in part if Sublandlord reasonably determines that such use is not permitted pursuant to such other lease.  All of Subtenant's obligations with respect to indemnification and liability insurance shall apply to the use by Subtenant of the Off-Premises Recreation Area by Subtenant and its employees and invitees.
3.          Condition of Premises.

3.1          Subtenant acknowledges and agrees that Sublandlord (and any person purporting to act on behalf of Sublandlord) has not made, does not make and specifically negates and disclaims any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, past, present or future, of, as to, concerning or with respect to (i) value; (ii) the suitability of the Premises for any and all activities and uses that Subtenant may conduct thereon, including the possibilities for future development of the Premises; (iii) the habitability, merchantability, marketability, profitability or fitness for a particular purpose of the Premises; (iv) the manner, quality, state of repair or lack of repair of the Premises; (v) the nature, quality or condition of the Premises; (vi) the compliance of or by the Premises or its operation with any laws, rules, ordinances or regulations of any applicable governmental authority or body; (vii) the manner or quality of the construction or materials, if any, incorporated into the Premises; (viii) whether the Premises is in compliance with any environmental protection, pollution or land use laws, rules, regulations, orders or requirements, including but not limited to, the following laws and any amendments thereto: Title III of the Americans with Disabilities Act of 1990, California Health & Safety Code, the Federal Water Pollution Control Act, the Federal Resource Conservation and Recovery Act, the U.S Environmental Protection Agency Regulations at 40 C.F.R., Part 261, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as Amended ("CERCLA"), the Resource Conservation and Recovery Act of 1976 ("RCRA"), the Safe Drinking Water Act, the Hazardous Materials Transportation Act, the Toxic Substance Control Act, and regulations promulgated under any of the foregoing; (ix) whether there is the presence or absence of Hazardous Materials in, at, on, under, or adjacent to the Premises that were not caused by Sublandlord; (x) the conformity of the Premises to past, current or future applicable zoning or building requirements; (xi) the ownership of, title to or other rights in the Intangible Personal Premises or any portion thereof, or (xii) with respect to any other matter.  Subtenant further acknowledges and agrees that Subtenant has been given the opportunity to inspect the Premises and to review information and documentation affecting the Premises and that Subtenant is relying solely on its own investigation of the Premises and review of such information and documentation, and not on any information provided or to be provided by Sublandlord.
3.2          SUBTENANT FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, SUBTENANT ACCEPTS THE PREMISES AS IN THEIR "AS IS" CONDITION AND BASIS WITH ALL FAULTS, AND THAT SUBLANDLORD HAS NO OBLIGATIONS TO MAKE REPAIRS, REPLACEMENTS OR IMPROVEMENTS, SUBTENANT REPRESENTS, WARRANTS AND COVENANTS TO SUBLANDLORD THAT SUBTENANT IS RELYING SOLELY UPON SUBTENANT'S OWN INVESTIGATION OF THE PREMISES IN ENTERING INTO THIS SUBLEASE.

4.          Rent.

4.1          Base Rent. During the Sublease Term, Subtenant shall pay Sublandlord the Base Rent as set forth in Section 1 of this Sublease, without set-off or deduction whatsoever.  Base Rent shall be due and payable by Subtenant in immediately available funds, in advance on or before the first day of each calendar month without notice or demand.
4.2            Additional Rent.  In addition to the Base Rent, Subtenant shall pay (i), any and all charges, expenses or other sums Subtenant is required to pay under the terms of this Sublease, and (ii) any and all "Additional Rent" as defined in the Master Lease (which Additional Rent encompasses, among other things, Operating Costs, Taxes and Assessments, Utilities and Services, Repairs and Maintenance, and the costs of management services), the periodic payments into the Reserve Fund as provided in Section 18.5 of the Master Lease, and all other amounts required to be paid by Sublandlord under the Master Lease ("Additional Rent," and together with Base Rent, "Subtenant's Rent"), whether directly to Master Landlord or directly to the taxing authorities or to the providers of any of the services, utilities, insurance policies or other matters to be paid for by Subtenant.  Sublandlord shall have the same rights and remedies with respect to payment of Additional Rent as Sublandlord shall have with respect to the Base Rent. Subtenant shall remain responsible for Subtenant's Rent and any other charges, expenses or other sums that first arise, accrue or are invoiced at any time during or after the expiration of the Sublease Term, whether by Sublandlord or Master Landlord, to the extent they arise or accrue with respect to any period during the Sublease Term from any liabilities or obligations of Subtenant under the provisions of this Sublease (including any obligations under the Master Lease that are incorporated herein as liabilities or obligations of Subtenant).

4.3          Impounds and Reserve Funds.

a.          If any portion of Additional Rent is paid in advance or on an estimated basis (so called "impound payments") under the Master Lease, Tenant shall pay such impound payments in the amount due under the Master Lease monthly in advance at the same time as provided for the payment of Base Rent.   Any reconciliation of any impound payments for periods prior to the Sublease Commencement Date shall belong to, or be paid by, Sublandlord.
b.          Prior to the Rent Commencement Date, Subtenant shall reimburse Sublandlord for the then-current balance of the Reserve Account established pursuant to Section 18.5 of the Master Lease.  The parties estimate that as of the Sublease Commencement Date, the balance of the Reserve Account will be approximately $105,477. Upon such payment, Subtenant shall have the right to exercise all rights of "Tenant" under Section 18.5 of the Master Lease with respect to payments to be made from the Reserve Account.  So long as Subtenant is not in default hereunder, at the end of the Sublease Term, Sublandlord shall cause all amounts remaining in the Reserve Account to be returned to Subtenant in accordance with the terms of Section18.5.

5.          Rent Payments.

5.1          Subtenant's Rent and all other charges, expenses or other sums Subtenant is required to pay to Sublandlord hereunder shall be due and payable without billing or demand, and without deduction, set-off or counterclaim, except as otherwise provided herein, in lawful money of the United States of America, at Sublandlord's address for notices in Section 24 hereof or to such other person or at such other place as Sublandlord may designate in writing, and shall be due and payable by Subtenant to Sublandlord on or before the date specified in this Sublease, provided that if no date is specified as to the applicable payment, then on or before (i) five (5) business days prior to the corresponding date provided in the Master Lease for payment of the same by Sublandlord to Master Landlord or (ii) if there is no corresponding date provided in the Master Lease for payment of the same by Sublandlord to Master  Landlord,  then  five (5) business days  after written  request  from  Sublandlord  to Subtenant.  The failure of Subtenant to make payment in full of Subtenant's Rent or any other charges, expenses or other sums Subtenant is required to pay to Sublandlord hereunder by the due date provided herein for such payment, shall subject Subtenant to the obligation to pay to Sublandlord interest in accordance with the provisions of Section 17,
5.2          Sublandlord may upon reasonable prior written notice (which notice shall include Master Landlord's address and Master Landlord's acknowledgement of such notice) instruct Subtenant to make any payment of Subtenant's Rent directly to Master Landlord, in which event Subtenant shall timely make all such payments so instructed directly to Master Landlord (with a copy of the check or other evidence of payment to be contemporaneously forwarded by Subtenant to Sublandlord at the time of making of each such payment), and in such event Sublandlord shall have no responsibility to Subtenant for the payment of any such amount, and Subtenant shall be solely responsible for any interest or late charges that may be imposed as a result of any failure of Subtenant to have timely and properly made any such payment to Master Landlord. Any payment made directly by Subtenant to Master Landlord at the request of Sublandlord shall be credited against any of Subtenant's Rent due under this Sublease as and when received by Master Landlord.
5.3          Within two (2) business days following mutual execution and delivery of this Sublease, Subtenant shall pay to Sublandlord the first installment of Base Rent (which shall be applicable to the month of January, 2008), and the full amount of the Security Deposit.
6.          Use. Subtenant shall use and occupy the Premises only for the purposes permitted under, and in a manner consistent with, the provisions of the Master Lease.
7.          Security Deposit. Upon execution of this Sublease, Subtenant shall deposit with Sublandlord the amount specified in Section 1.2 (the "Security Deposit"), to be held by Sublandlord, without liability for interest, as security for Subtenant's performance of its obligations under this Sublease.  Sublandlord shall not be required to keep the Security Deposit separate from its other accounts,  Sublandlord may apply all or a part of the Security Deposit to any unpaid Subtenant Rent or other monetary payments due from Subtenant or to cure any other default of Subtenant hereunder and to compensate Sublandlord for all damage and expense sustained as a result of such default. If all or any portion of the Security Deposit is so applied, Subtenant shall deposit cash sufficient to restore the Security Deposit to its original amount within fifteen (15) days after receipt of Sublandlord's written demand.  If Subtenant fully and faithfully performs each of its obligations under this Sublease, the Security Deposit or any balance thereof shall be returned to Subtenant within thirty (30) days of the later of the expiration or earlier termination of this Sublease or the vacation of the Premises by Subtenant.

8.          Status of Master Lease.

8.1          Sublandlord and Subtenant confirm and agree that this Sublease is subject and subordinate to all of the terms, covenants and conditions of the Master Lease, and to the matters to which the Master Lease shall be subordinate. Without limiting the generality of the foregoing, in the event of termination of Sublandlord's interest under the Master Lease for any reason (including, without limitation, upon the occurrence of any casualty or condemnation pertaining to the Premises) this Sublease shall terminate concurrently therewith and Sublandlord shall return to Subtenant the unapplied balance of the Security Deposit and any prepaid Subtenant's Rent within thirty (30) days of such termination.
8.2          Sublandlord represents to Subtenant that to Sublandlord's current actual knowledge, as of the Sublease Commencement Date, (i) Sublandlord is not, and Sublandlord has not received any written notice from Master Landlord that Sublandlord is, in breach of any material term, covenant, or conditions of the Master Lease, including the provisions of the Master Lease related to Hazardous Materials and (ii) there are no breaches or defaults under the Master Lease by Master Landlord or Sublandlord, (iii) Sublandlord knows of no events or circumstances that with the passage of time or the giving of notice or both would constitute a default under the Master Lease by either Master Landlord or Sublandlord; and (iv) Sublandlord has received no written notice from Master Landlord that any material repairs are required at the Premises.  Sublandlord agrees to perform all of its obligations under the Master Lease and, except for a termination of the Master Lease in connection with a casualty or condemnation pursuant to Sublandlord's express rights as set forth therein, to maintain the Master Lease in full force and effect, except to the extent that any failure to maintain the Master Lease is due to the failure of Subtenant to comply with any of its obligations under this Sublease. Sublandlord shall not amend or modify the Master Lease in such a manner as to materially adversely affect Subtenant's use of the Subleased Premises or increase the obligations or decrease the rights of Subtenant hereunder, without the prior written consent of Subtenant.
8.3          if Sublandlord fails to pay any sum of money to Master Landlord, or fails to perform any other act on its part to be performed under the Master Lease or this Sublease, then Subtenant may, but shall not be obligated to, make such payment or perform such act. All such sums paid, and all reasonable costs and expenses of performing any such act, shall be payable by Sublandlord to Subtenant upon demand.
8.4          In the event that Subtenant desires to make any alterations or improvements, or otherwise take any action that will require the consent of Master Landlord, then (i) Subtenant shall seek and obtain Sublandlord's consent or approval in the same manner and under the same standards as apply to the consent of Master Landlord under the Master Lease, and (ii) Subtenant shall additionally obtain the consent directly from Master Landlord as required under the Master Lease.  Sublandlord shall cooperate, at no cost or expense to Sublandlord, in connection with Subtenant's request for such consent of Master Landlord.

9,          Remedies.
In addition to the remedies set forth in the Master Lease, in the event of any default by Subtenant, Master Landlord shall, in addition to any and all other rights and remedies set forth in the Master Sublease or provided by law, Sublandlord shall have the remedy described in California Civil Code Section 1951.4 (Sublandlord may continue this Sublease in effect after Subtenant's breach and abandonment and recover rent as it becomes due, if Subtenant has the right to sublet or assign, subject only to reasonable limitations), as follows: Sublandlord can continue this Sublease in  full  force and effect without terminating Subtenant's right of possession, and Sublandlord shall have the right to collect rent and other monetary charges when due and to enforce all other obligations of Subtenant hereunder. Sublandlord shall have the right to enter the Premises to do acts of maintenance and preservation of the Premises, to make alterations and repairs in order to relet the Premises, and/or to undertake other efforts to relet the Premises. Sublandlord may also remove personal property from the Premises and store the same in a public warehouse at Subtenant's expense and risk. No act by Sublandlord permitted under this Section shall terminate this Sublease unless a written notice of termination is given by Sublandlord to Subtenant or unless the termination is decreed by a court of competent jurisdiction. Sublandlord shall not, by any re-entry or other act, be deemed to have accepted any surrender by Subtenant of the Premises or Subtenant's interest therein, or be deemed to have terminated this Sublease or Subtenant's right to possession of the Premises or the liability of Subtenant to pay rent accruing thereafter or Subtenant's liability for damages under any of the provisions hereof, unless Sublandlord shall have given Subtenant notice in writing that it has so elected to terminate this Sublease.

10.          Incorporation of Master Lease Terms.

10.1          The applicable terms, covenants and conditions contained in the Master Lease are hereby incorporated herein and shall, as between Sublandlord and Subtenant, constitute additional terms, covenants and conditions of this Sublease, except to the extent set forth below. Except as provided in this Section 10, all references in the Master Lease to "Master Landlord," "Tenant,"  "Master  Lease," "Commencement  Date" and "Rent"  shall, for  purposes of incorporation thereof into this Sublease, mean and refer to "Sublandlord," "Subtenant," "Sublease," "Sublease Commencement Date" and "Subtenant's Rent," respectively.  Subtenant agrees to be bound by the provisions of the Master Lease incorporated herein and to keep, observe and perform for the benefit of the Master Landlord and Sublandlord each of the terms, covenants and conditions on its part to be kept, observed and performed hereunder as well as those applicable terms, covenants and conditions to be observed and performed by Sublandlord as Tenant under the Master Lease with respect to the Premises. Without limiting the foregoing, Subtenant shall not commit or permit to be committed on the Premises any act or omission that shall violate any term, covenant or condition of the Master Lease.  Subtenant shall under no circumstances have any rights with respect to the Premises greater than Sublandlord's rights under the Master Lease.

10.2          In the event of conflict between any provision of the Master Lease that is incorporated herein as described above in this Section 10 and any provision of this Sublease, the provisions of this Sublease shall control.
10.3          The following Sections and provisions of the Master Lease do not apply to, shall not be a part of, and are not incorporated into this Sublease.  Notwithstanding in such sections are not incorporated in the terms of this Sublease, such subsections nevertheless form a part of the Master Lease, and any definitions set forth in such excluded sections shall continue to be applicable hereto.
Section                                          Subject Matter
2.1.2                                          Basic Annual Rent
2.1.3                                          Monthly Installments of Basic Annual Rent
2.1.4                                          Term
2.1.5                                          Security Deposit
2.1.7                                          Address for Notice
3 — All Subsections                                          Term
4 — All Subsections                                          Construction
5,1                                          Rent
5.2                                          Rent
5.3                                          Rent
5.4                                          Rent
6. — All Subsections                                                    Rental Adjustments
7.4                                          Pre-commencement Operating Expenses
7.8                                          Additional Tenant Improvement Contribution
9. — All Subsections                                                    Security Deposit
8. — All Subsections                                                    Rentable Area
10.5                                          Master Landlord Warranty
1.                                        Brokers
12.2                                          Holdover
14.4                                          Master Landlord Warranty
20.2                                          Master Landlord indemnity
28.2                                          Construction
30. — All Subsections                                                    Removal of Property at end of Term
31,4                                          Construction
35. — All Subsections                                                    Subordination and Attornment
39.8                                          Master Landlord Representation
40. — All Subsections                                                    Right of First Refusal
41. — All Subsections                                                    Option to Purchase
1. of First Amendment                                                    Option to Purchase

10.4          Sublandlord and Subtenant agree that Sublandlord shall not be responsible or liable to Subtenant for the performance or non-performance of any obligations of Master Landlord under the Master Lease, and in furtherance thereof agree as follows:
a.          Notwithstanding anything to the contrary contained in this Sublease, Sublandlord shall not be required to (A) provide or perform any insurance and services or any alterations, improvements, improvement allowances or other construction obligations as to the Premises, except with respect to Hazardous Materials insurance as set forth in paragraph 8.2 above, (B) perform any maintenance or make any of the repairs to the Premises or Building, (C) comply  with  any  laws  or  requirements  of governmental  authorities  regarding  the maintenance or operation of the Premises after Subtenant takes possession of the Premises or prior thereto the extent required to be complied with by Master Landlord under the Master Lease, (D) take any other action relating to the operation, maintenance, repair, alteration or servicing of the Premises that Master Landlord may have agreed to provide, furnish, make, comply with, or take, or cause to be provided, furnished, made, complied with or taken under the Master Lease, or (E) provide Subtenant with any rebate, credit, allowance or other concession required of Master Landlord for any reason pursuant to the Master Lease unless Sublandlord receives a rent abatement with respect to the Premises and Subtenant is not in default of its obligations under the Sublease, beyond all applicable notice and cure periods. Sublandlord makes no representation or warranty of quiet enjoyment as to any persons claiming by, through or under Master Landlord, but Sublandlord warrants quiet enjoyment as against any person claiming by, through or under Sublandlord.
b.          Sublandlord agrees, upon request of Subtenant, to use reasonable efforts, at Subtenant's sole cost and expense, to cause Master Landlord to provide, furnish, or comply with any of Master Landlord's obligations under the Master Lease or to provide any required consents or approvals; provided, however, that Sublandlord shall not be obligated to use such efforts or take any action that, in Sublandlord's reasonable judgment, might give rise to a default by Sublandlord under the Master Lease, nor shall Sublandlord be required to commence, pursue, or be a party to any litigation, arbitration or other legal action.  Such efforts shall include, without limitation, upon Subtenant's request, notifying Master Landlord of its non-performance under the Master Lease and requesting that Master Landlord perform in its obligations thereunder. If Master Landlord shall default in the performance of any of its obligations under the Master Lease or at law, Sublandlord shall, upon request and at the expense of Subtenant, cooperate as aforesaid with Subtenant in Subtenant's efforts to have Master Landlord (A) make such repairs, furnish such electricity, provide such services or comply with any other obligation of Master Landlord under the Master Lease or as required by law, (B) compensate Subtenant for any earlier default by Master Landlord in the payment or performance of its liabilities and obligations under the Master Lease during the Sublease Term, and/or (C) assigning Sublandlord's rights under the Master Lease to Subtenant to the extent necessary to permit Subtenant to institute legal proceedings against Master Landlord to obtain the performance of Master Landlord's obligations under the Master Lease; provided, however, that if Subtenant commences a lawsuit arbitration or other legal action, Subtenant shall pay all costs and expenses incurred in connection therewith (with any matter affecting the Premises, or a proportionate share of such costs if the matter also effects  the  Master Premises),  Subtenant shall  indemnify  Sublandlord against, and hold Sublandlord harmless from, all costs and expenses incurred by Sublandlord in connection therewith, and Sublandlord shall not be required to commence, pursue, or be a party to any litigation, arbitration or other legal action.
c.          Subtenant shall not make, and Subtenant hereby waives and releases Sublandlord and the Sublandlord partners from any and all claims against Sublandlord for any damage that may arise by reason of: (i) the failure of Master Landlord to keep, observe or perform any of its obligations under the Master Lease; or (ii) the acts or omissions of Master Landlord or its employees, agents, licensees, contractors or invitees.
d.          Subtenant agrees that any waiver of liability, waiver of subrogation rights, or indemnification provisions in the Master Lease that are incorporated herein as waivers or obligations of Subtenant, shall be deemed expanded so as to provide for Subtenant to make such waivers and provide such indemnities not only in favor of Sublandlord, but also in favor of Master Landlord, and the  respective affiliated employees, agents and the like of both Sublandlord and Master Landlord as enumerated in such provisions.

10.5          In the event that Sublandlord, as Tenant,  is entitled to and exercises any termination rights for all or a portion of the Premises, including, without limitation, as a result of (i) damage and destruction under Section 22 of the Master Lease, or (ii) a condemnation under Section 23 of the Master Lease, then Subtenant shall be entitled to similar termination rights with respect to the portion or all of the Premises affected; provided, however, that Sublandlord shall exercise any voluntary termination rights arising from such damage, destruction or condemnation only at the direction of Subtenant.
10.6          in the event that Sublandlord, as Tenant, receives a rent abatement for all or a portion of the Premises, including, without limitation, as a result of (i) damage and destruction under Section 23 of the Master. Lease, or (ii) a partial condemnation under Section 22 of the Master Lease, then Subtenant shall be entitled to abatement of Subtenant's Rent in the proportion to the abatement afforded Sublandlord under the Master Lease.
11.          Insurance.  Subtenant shall comply at all times and in all respects with the provisions of Section 9 of the Master Lease with regard to the maintenance of insurance by Sublandlord as "Tenant." Such insurance shall name, as additional insureds, Sublandlord, Master Landlord, and any other parties required to be named under the tenets of the Master Lease, and a policy or certificate thereof shall be provided to Sublandlord not later than two (2) business days prior to the Sublease Commencement Date. The maintenance of insurance coverage with respect to the Premises and any property of Subtenant shall be the sole obligation of Subtenant. All insurance required to be maintained by Subtenant shall provide for thirty (30) days prior written notice to Sublandlord, Master Landlord and such other parties in the event of any termination or reduction in coverage of such insurance. All property insurance policies that either Party obtains affecting the Premises shall include a clause or endorsement denying the insurer any rights of subrogation against the other Party or Master Landlord.

12.          Surrender of Premises; Holding Over.

12.1          At the expiration or earlier termination of the Sublease Term, Subtenant shall surrender the Premises to Sublandlord in the condition required for surrender of the Premises at the end of the Master Lease Term. Subtenant will concurrently deliver to Sublandlord all keys to the Premises.
12.2          At the expiration or earlier termination of the Sublease Term, Sublandlord may require the removal of any or all furniture, personal property and equipment from the Premises, and the restoration of the Premises to its prior condition, except for reasonable wear and tear, at Subtenant's expense. All of Subtenant's furniture, personal property and equipment on or about the Premises, shall be removed from the Premises by Subtenant at the expiration or termination of the Sublease Term. All removals by Subtenant will be accomplished in a good and workmanlike manner so as not to damage any portion of the Premises or, Building, and Subtenant will promptly repair and restore all damage done except for normal wear and tear. If Subtenant does not so remove any property that it has the right or duty to remove, Sublandlord may immediately either claim it as abandoned property, or remove, store and dispose of it in any manner Sublandlord may choose, at Subtenant's cost and without liability to Subtenant or any other party.

12.3          If Subtenant does not surrender the Premises as required and holds over after its right to possession ends, Subtenant shall become a tenant at sufferance only, at a monthly rental rate equal to the greater of (i) one hundred fifty percent (150%) of the total Subtenant's Rent payable in the last prior full month, or (ii) the amount payable by Sublandlord as "Tenant" under the Master Lease as a result of such holdover, without renewal, extension or expansion rights, and otherwise subject to the terms, covenants and conditions herein specified, so far as applicable. Nothing other than a fully executed written agreement of the Parties creates any other relationship. Subtenant will be liable for Sublandlord's loss, costs and damage from such holding over, including, without limitation, those from Sublandlord's delay in delivering possession to other parties.  These provisions are in addition to other rights of Sublandlord hereunder and as provided by law.

13.          Subordination.
In connection with Sublandlord's compliance with Section 35 of the Master Lease, Subtenant agrees to execute, deliver and acknowledge, any and all documents necessary to permit Master Landlord to comply with such Section, or that may be required by Master Landlord or Master Landlord's lender in connection therewith.

14.          Waiver and Indemnification.
In addition to and not in limitation of the provisions of the Master Lease relating to waiver of liability, waiver of subrogation and indemnification that apply to this Sublease as incorporated by Section 10 hereof, Subtenant agree as follows: Subtenant shall indemnify, protect, hold harmless and defend Sublandlord and Sublandlord's officers, directors, shareholders, partners, members, principals, employees, agents, representatives, and other related entities and individuals, and their respective successors and assigns (collectively, "Sublandlord's Related Entities"), from and against any and all claims, actions, damages, liability, costs, and expenses, including attorneys' fees and costs, arising from personal  injury, death,  and/or property damage and arising from: (a) Subtenant's use or occupation of the Premises or any work or activity done or permitted by Subtenant in or about the Premises (including without limitation any storage or display of materials or merchandise, or other activity by Subtenant in the Common Facilities), (b) any activity, condition or occurrence in the Premises or other area under the control of Subtenant, (c) any breach or failure to perform any obligation imposed on Subtenant under this Sublease, (d) any breach or failure by Subtenant to cause the Premises (and any and all other areas of the Center under the control of Subtenant or that Subtenant is required to maintain) to comply with all Legal Requirements related to disabled persons or access, or (e) any other act or omission of Subtenant or its assignees or subtenants or their respective agents, contractors, employees, customers, invitees or licensees.   Subtenant's obligation to indemnify, protect, hold harmless and defend shall include, but not be limited to, claims based on duties, obligations, or liabilities imposed on Sublandlord or Sublandlord's Related Entities by statute, ordinance, regulation, or other law, such as claims based on theories of peculiar risk and nondelegable duty, and to any and all other claims based on the negligent act or omission of Sublandlord or Sublandlord's Related Entities.   The parties intend that this provision be interpreted as the broadest Type I indemnity provision as defined in McDonald & Kruse, Inc. v. San Jose Steel Co., 29 Cal. App. 3rd 413 (1972), and as allowed by law between a landlord and a tenant.  Upon notice from Sublandlord, Subtenant shall, at Subtenant's sole expense and by counsel satisfactory to Sublandlord, defend any action or proceeding brought against Sublandlord or Sublandlord's Related Entities by reason of any such claim. If Sublandlord or any of Sublandlord's Related Entities is  made a party to any litigation commenced by or against Subtenant, then Subtenant shall indemnify, protect, hold harmless and defend Sublandlord and Sublandlord's Related Entities from and against any and all claims, actions, damages, liability, costs, expenses and attorneys' fees and costs incurred or paid in connection with such litigation. Subtenant, as a material part of the consideration to Sublandlord hereunder, assumes all risk of and waives all claims against Sublandlord for, personal injury or property damage in, upon or about the Premises, from any cause whatsoever.  Provided, however, that the indemnifications and waivers of Subtenant set forth in this Section shall not apply to damage and liability caused (1) by the gross negligence or willful misconduct of Sublandlord or violation of the Hazardous Material provisions of the Master Lease by Sublandlord, and/or (ii) through no fault of Subtenant, its assignees or subtenants, or their respective agents, contractors, employees, customers, invitees or licensees.
15.          Hazardous Materials.  The provisions of the Master Lease relating to Hazardous Materials shall apply to this Sublease as incorporated by Section 10. Notwithstanding anything in this Sublease to the contrary, Subtenant shall have no liability or obligation whatsoever for any Hazardous Materials located in, on or about the Center, Building or Premises prior to the Sublease Commencement Date or that migrate onto the property on which the Center is located or appear within the Building or Premises, provided that neither Subtenant nor its employees, agents, licensees, contractors or invitees was the cause or source of such Hazardous Materials. To the extent required by law or for Subtenant's use and occupancy of the Building and Premises. Sublandlord shall cause, at its sole cost and expense, any and all such Hazardous Materials discovered in, on or about the Building or Premises to be removed or otherwise remediated.
16.          Assignment and Subletting. All of the terms and provisions of Section 25 of the Master Lease shall apply to this Sublease as if fully set forth herein (as provided in Section 10), except that (i) all permissions, submissions and consents provided therein shall be rendered to and required  of both Sublandlord and Master Landlord, and (ii) the  words "one-half of any consideration" appearing in the fourth and fifth lines of Section 25.9 shall be replaced with the words "all of the consideration."
17.          Interest on Subtenant's Obligations. Any Subtenant's Rent or other charge, expense or other sum due from Subtenant to Sublandlord under this Sublease that is not paid on the date due, shall bear interest from the date such payment is due until paid (computed on the basis of a 365-day-year) at the lesser of (a) the maximum lawful rate per annum or (b) twelve percent (12%) per annum. The payment of such interest shall not excuse or cure a default by Subtenant hereunder.

18.          Signage and Access.  Subject to Master Landlord's approval, Subtenant shall have the right to install signage at the Center, Building and Premises, at its sole cost and expense, subject to, and in compliance with, the provisions of the Master Lease.
19.          Commissions.  Sublandlord has entered, into certain listing agreements with Burnham Real Estate pursuant to which Sublandlord shall pay any commission payable in connection with this Sublease.  Sublandlord hereby represents and warrants to Subtenant, and Subtenant hereby represents and warrants to Subtenant, that no other broker or finder has been engaged by it, respectively, in connection with any of the transactions contemplated by this Sublease or to its knowledge is in any way connected with any such transactions. In the event of any other claims for brokers' or finders' fees or commissions in connection with the negotiation, execution or consummation of this Sublease, then Subtenant shall indemnify, save harmless and defend Sublandlord  from and  against such claims  if they shall be based upon any statement, representation or agreement by Subtenant, and Sublandlord shall indemnify, save harmless and defend Subtenant from and against such claims if they shall be based upon any statement, representation or agreement by Sublandlord.
20.          Parking. Subtenant shall have the right to use all parking areas available to Sublandlord under the Master Lease in accordance with and subject to the terms and provisions of the Master Lease.
2L          Master Landlord Consent.  This Sublease shall not become effective and shall not be deemed to be an offer to sublease or create any rights or obligations between Subtenant or Sublandlord unless and until Sublandlord and Subtenant have executed and delivered the same, and Master Landlord has executed and delivered a consent to this Sublease in the form attached hereto as Exhibit C, with such changes as may reasonably be accepted by Subtenant and Sublandlord.  Sublandlord shall use commercially reasonable efforts to obtain the consent of Master Landlord promptly following mutual execution hereon.  If no such consent to this Sublease is given by Master Landlord within thirty (30) days after the delivery of a copy of the fully executed Sublease to Master Landlord, then either Sublandlord or Subtenant shall have the right, by written notice to the other, to terminate this Sublease at any time prior to such consent from Master Landlord being given. By delivering this Sublease, each Party hereby represents and warrants to the other that such execution and delivery has been duly authorized by all necessary corporate or partnership action and that the person(s) executing same have been duly authorized to do so.
In the event the Master Lease is terminated prior to the expiration of the Sublease Term, whether as a result of a voluntary termination by Sublandlord or a default on the part of Sublandlord, this Sublease shall, upon notice from Master Landlord to Subtenant, remain in full force and effect as a direct lease between Subtenant and Master Landlord (in which event Subtenant shall attorn to Master Landlord).
22.          Possible Future Assignment.  If during the Sublease Term Master Landlord agrees to consent to an assignment of the Master Lease to Subtenant on terms and conditions acceptable to Sublandlord, then, at the election of Sublandlord, Subtenant agrees to enter into good faith negotiations with Sublandlord for such assignment.  The terms to be negotiated in connection with any such assignment shall include without limitation the assumption of the Master Lease, Subtenant's liability for the remaining term of the Master Lease, the release of Sublandlord's liability under the Master Lease, and Sublandlord's payment, if appropriate, of an amount reasonably calculated to compensate Subtenant for any difference between the rent payable under this Sublease and the rent payable under the Master Lease for the then-remaining term of the Master Lease.
23.          Vivarium Use by Sublandlord. Notwithstanding anything contained in this Sublease to the contrary, for a period of up to sixty (60) days after the Sublease Commencement Date, Sublandlord shall be entitled to retain possession of the vivarium space in the Premises for the operation of its vivarium operations, and shall have reasonable access thereto through the remainder of the Premises by card key or otherwise. Subtenant shall maintain the utility service currently serving the vivarium during such period, and Sublandlord shall be entitled to use such utilities for the normal operation of the vivarium no additional cost. Sublandlord shall assume all risks associated with access to and use of the vivarium during such time.  Such vivarium space encompasses approximately 5,000 rentable square feet; accordingly, Subtenant shall be entitled to a credit against Base Rent for such use of $6,150 per month, prorated on a daily basis on the basis of a 30-day month. Upon vacation of such vivarium space, Sublandlord shall be permitted to remove its vivarium equipment described in Exhibit B-3, and shall leave the same broom clean and otherwise in its current configuration and condition.
24.          Notices.  In the event any notice from the Master Landlord or otherwise relating to this Sublease is delivered to, or is otherwise received by, Sublandlord, then Sublandlord shall, as soon thereafter as possible, but in any event within forty-eight (48) hours, deliver such notice to Subtenant if such notice is written or advise Subtenant thereof by telephone if such notice is oral. All notices, demands, statements and other communications that may or are required to be given by either Party to the other hereunder shall be in writing and shall be (i) personally delivered to the address or addressee provided herein, or (ii) sent by certified mail, postage prepaid and return receipt requested or (iii) delivered by a reputable messenger or overnight courier service and, in any case, addressed as follows:
If to Sublandlord:

With a copy at the same time to:
Ligand Pharmaceuticals Incorporated 10275 Science Center Drive
San Diego, CA  92121-1117 Attn: Mr. John Sharp
Telephone:  (858) 550-7573 Facsimile: (858) 550-5608

Luce, Forward, Hamilton & Scripps LLP 600 West Broadway, Suite 2600
San Diego, CA 92101-3372 Attention: Robert D. Buell, Esq. File No. 21088-2
Telephone: (619) 699-2466
 Facsimile: (619) 645-5332
If to Subtenant:                                                                                      eBioscience, Inc.
6042 Cornerstone Court, West
San Diego, California 92121
Attn: Todd R. Nelson Ph.D.
Telephone:                                  (858) 642.2058

With a copy at the same time to:                                                                                      Wirtz Hellenkamp LLP
12760 High Bluff Drive, Suite 300 San Diego, CA 92130
Attention: Richard M. Wirtz, Esq. File No. 2445
Telephone:                                  858.259.5009
Facsimile:                    858.259.6008
Email; rwirtz@wirtzlaw.com
Any notice or document addressed to the Parties hereto at the respective addresses set forth on this Sublease or at such other address as they may specify from time to time by written notice delivered in accordance with this Section 24 shall be considered delivered (w) in the case of personal delivery, at the time of delivery or refusal to accept delivery; (x) on the third day after deposit in the United States mail, certified mail, postage prepaid; (y) in the case of reputable messenger or overnight courier service, upon delivery or refusal to accept delivery; or (z) in the event of failure of delivery by reason of changed address of which no notice was delivered or refusal to accept delivery, as of the date of such failure or refusal. If any such day of delivery is not a business day, the notice or document will be considered delivered on the next business day.

25.          Miscellaneous.

25.1          Time is of the essence of each and every term of this Sublease.

25.2          Subtenant waives any right it may now or hereafter have (i) for exemption of property from liability for debt or for distress for rent or (ii) relating to notice or delay in levy of execution in case of eviction for nonpayment of rent.
25.3          If there is more than one party constituting .Subtenant, their obligations are joint and several, and Sublandlord need not first proceed against all of them before proceeding against any or all of the others.
25.4          Subtenant acquires no rights by implication from this Sublease, and is not a beneficiary of any past, current or future agreements between Sublandlord and third parties.
25.5          California law governs this Sublease. Neither Party may record this Sublease or a copy or memorandum thereof. Submission of this Sublease to Subtenant is not an offer, and Subtenant will have no rights hereunder until each Party executes a counterpart and delivers it to the other Party.
25.6          This Sublease cannot be changed terminated orally.  All informal understandings and agreements, representation or warranties heretofore made between the Parties are merged in this Sublease, which alone fully and completely expresses the agreement between Sublandlord and Subtenant as to the subleasing of the Premises.
25.7          Each and every indemnification obligation set forth in this Sublease, or incorporated into this Sublease from the Master Lease, shall survive the expiration or earlier termination of the term of this Sublease.
25.8          If, for any reason, any suit be initiated between Sublandlord and Subtenant to interpret or enforce any provision of this Sublease, the prevailing Party shall be entitled to recover from the other Party its legal costs, expert witness expenses, and reasonable attorneys' fees, as fixed by the court.
25.9          The Parties mutually acknowledge that this Sublease has been negotiated at arm's length. The provisions of this Sublease shall be deemed to have been drafted by all of the Parties and this Sublease shall not be interpreted or constructed against any Party solely by virtue of the fact that such Party or its counsel was responsible for its preparation.
25.10 This Sublease may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
25.11 By delivering this Sublease, each Party hereby represents and warrants to the other that such execution and delivery has been duly authorized by all necessary corporate or partnership action and that the person(s) executing same have been duly authorized to do so.
25.12 The captions in this Sublease are used for convenience and reference only and are not to be taken as part of this Sublease or to be used in determining the intent of the Parties or otherwise interpreting this Sublease.
25.13  Subject to the restrictions on assignment set forth in this Sublease, this Sublease shall be binding upon and inure to the benefit of Sublandlord and Subtenant and their respective successors and assigns.
25.14  Subtenant represents, warrants and  covenants that any financial  statements heretofore furnished to Sublandlord, in connection with this Sublease, are accurate and are not materially misleading.
[Remainder of page intentionally blank]

IN WITNESS WHEREOF, this Sublease has been executed as of the day and year first above written.
"SUBLANDLORD":                                                                                        "SUBTENANT":

LIGAND PHARMACEUTICALS                                                                                        eBIOSCIENCE, INC., a California
INCORPORATED, a Delaware corporation                                                                                            corporation

By: /s/ John Sharp                                                                                        By:  /s/ [Illegible]

Name: John Sharp                                                                                        Name:  [Illegible]

Title: VP, Finance & CFO                                                                                            Title:            CEO

Annex A

Master Lease

LEASE

THIS LEASE ("Lease") is made as of the 6th day of July 1994, by and between CHEVRON/NEXUS PARTNERSHIP (LOT13), a California general partnership ("Landlord"), and LIGAND PHARMACEUTICALS, INC., a Delaware corporation ("Tenant").

1.        Lease Premises.
1.1  Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, those certain premises ("Premises") consisting of (i) that certain real property ("Real Property") legally described as Lot 13 of Torrey  Pines  Science Center Unit No. 2, City and County of San Diego, Map No. 12845, filed July 23, 1991, (ii) the entirety  of the  building (the "Building") to be constructed on the Real Property, to consist of two levels over a single level of subterranean parking, (iii) all landscaping, drainage, irrigation, lighting, parking facilities, walkways, driveways and other improvements and appurtenances related thereto, including, but not limited to, ingress and egress to the public right-of-way as shown on the plans  prepared pursuant to the Work Latter attached hereto as Exhibit "A", and (iv) Landlord's Property (defined  in Section 4. 7 below).  The Premises are part of a development known as Torrey Pines Science Center.
2.        Basic Lease Provisions.

2.1  For convenience of the parties, certain  basic provisions of this Lease are set forth herein.   The provisions set forth  herein are subject  to the remaining terms and conditions of this  Lease  and  are  to  be  interpreted  in  light  of  such  remaining terms  and conditions.

2. 1. 1            Rentable Area of Premises: 52,800 square feet, subject to adjustment as provided in Section 9.2
2.1.2      Basic Annual Rent: $1,260,864.00 ($23.88 per square foot of Rentable Area per year), subject to adjustment as provided in Section 8.2

2.1.3    Monthly Installment of Basic Annual Rent: $105,072.00 ($1.93 per square foot of Rentable Area per month), subject to adjustment as provided in Section 8.2

2.1.4      (a)            Estimated Term Commencement Date: August 1,1995
         (b)Term expiration Date: Twenty (20) years from the Term Commencement-Date

2.1.5      Security Deposit: $1,260,064.00 Letter of Credit

2.1.6      Permitted Use: Uses permitted in Section10.1

2.1.7      Address for Rent Payment and Notices to Landlord:

Chevron/Nexus Partnership (Lot13)
6333 Greenwich Drive,  Suite 250
San Diego,  California 92122

Address for Notices to Tenant:

Ligand Pharmaceuticals, Inc.
9393 Towne Centre Drive, Suite100
San Diego, California 92121

2.2            Capitalized terms not otherwise defined in this Lease shall have the meaning set forth in the Work Letter attached hereto as Exhibit "A"("Work Letter").
3.        Terms.

3.  1        This Lease shall take effect upon the date of execution hereof by each of the parties hereto, and each of the provisions hereof shall be binding upon and inure to the benefit of Landlord and Tenant from the date of execution hereof by each of the parties hereto.

3.2            The approximate term. of this Lease is as set forth in  Section 2.1.4.  The  actual  term  of  this  Lease  will  be  that period  from the Term Commencement Date through the Tern Expiration Date,  subject to earlier termination of this Lease or extension of the  term of  this Lease as  provided herein.

4.        Construction,  Possession and Commencement Date.

4.1            Landlord shall construct Landlord's Work in accordance with the provisions of the Work Letter. Except as provided in the Work Letter, all costs and expenses associated with Landlord's Work shall be paid by Landlord.  Landlord must commence Construction of Landlord's Work prior to November 1, 1994, as such date is extended by Tenant-Caused Delays.  If Landlord has not for any other reason commenced construction by such date (as extended by Tenant Caused Delays), then, at any time thereafter, Tenant shall have the right to terminate this Lease by giving thirty (30) days prior written notice to Landlord unless construction commences within such thirty (30) day period. To "commence construction" shall mean to commence grading of the Real Property.  Once Landlord has commenced grading, Landlord will diligently pursue Landlord's Work and Tenant's Improvement Work to completion.

4. 2            Landlord shall cause the Project Contractor to construct Tenant's Improvement work in accordance with the provisions of the Work Letter.  Except as otherwise provided in the Work Letter, all costs and expenses associated with Tenant's Improvement Work shall be paid from the "Tenant Improvement Fund," which shall consist of the following:
(a)              Funds contributed by Landlord ("Tenant Improvement Allowance") equal to the sum of (l) Two Million Six Hundred Forty Thousand Dollars ($2,640,000.00) (Fifty Dollars ($50.00) multiplied by the 52,800 square feet of Rentable Area in the Premises), and (ii) One Hundred Eighty Nine Thousand Nine Hundred Dollars ($189,900.00) (to defray the expense of construction of core improvements such as required fire exit corridors on the ground floor, first and second floor lobbies, and rest rooms); and
(b)              Funds contributed by Tenant in an amount equal to all costs of Tenant's  Improvement Work in excess of the Tenant Improvement Allowance, in a minimum amount of Three Million Six Hundred Ninety Six Thousand Dollars ($3,696,000.00) (Seventy Dollars ($70.00) multiplied by the 52,800 square feet of Rentable Area in the Premises) ("Tenant's Improvement Contribution").  It is the understanding of the parties hereto that all costs and expenses associated with Tenant's Improvement Work in excess of the Tenant Improvement Allowance will be paid by Tenant; therefore, the amount of Tenant's Improvement Contribution set forth in this section is a  minimum only, and the actual Tenant's Improvement Contribution may exceed such amount.
Contributions to the Tenant Improvement Fund shall be made first by Landlord to the extent of the Tenant Improvement Allowance, and then by Tenant, as Tenant's Improvement Contribution, to the extent of the entire balance of the Tenant Improvement Fund, in accordance with the provisions of Section 2.2 of  the Work Letter.
4.3            Landlord shall endeavor to tender possession of the Premises, with Landlord's  Work and Tenant's Improvement Work Substantially Completed, to Tenant on the estimated Term Commencement Date as set forth in Section 2.1.4(a), as such date may be expended by Tenant-Causes Delays and Force-Majeure Delays under Article 6 of the Work Letter.  Tenant agrees that in the event Landlord fails to tender possession of the Premises with such work Substantially Completed on or before the estimated Term Commencement Date as  so extended, this Lease shall not be void or voidable and Landlord shall not be liable to Tenant for any loss of damage resulting therefrom except as expressly provided herein.  In such event, however, Tenant's  obligation to pay Basic Annual Rent shall not commence  until such time as the Term Commencement Date would have occurred but for the Tenant-Caused Delays, and Tenant's obligation to pay Operating Expenses shall not commence until the actual Term Commencement Date.
If   Landlord   fails   to  tender  possession  of  the Premises with such work Substantially Completed within ninety (90) days  following the estimated Term Commencement Date (as extended by Tenant-Caused Delays and Force-Majeure Delays), Landlord and Tenant agree   Tenant  will   suffer  damages  which  would  be   difficult  to ascertain but a reasonable estimate of which would be Two Thousand Dollars ($2,000.00) per  day  for  each  day  of  delay  thereafter. Therefore,   in  the  event  of  such  delay,  Landlord  agrees  to  pay Tenant  liquidated damages of Two Thousand Dollars($2,000.00)  per day   commencing   on   the   ninety-first (91st)   day   following   the estimated  Term  Commencement  Date (as   extended  by  Tenant-Caused Delays   and   Force-Majeure   Delays)   and  continuing   on   each  day thereafter   until   the   Premises   with   such   work   Substantially Completed have been tendered to Tenant.   Notwithstanding anything else to the contrary in this Lease, any such liquidated damages not paid to  Tenant prior to  the Term Commencement Date may be offset against  Rent hereunder.
Without limiting the generality of the foregoing, Tenant  expressly waives any right to terminate this Lease because of  delays  in  completion  of  construction  of  Landlord's  Work  or Tenant's  Improvement Work,  except Tenant shall  have  the right to terminate this Lease and recover damages (in addition to the daily liquidated  damages  described  in  the  preceding paragraph),  in an amount   not   to   exceed   the   amount   of   Tenant's   Improvement Contribution  actually  contributed by Tenant (as  increased  by  an assumed interest rate of ten percent (10%)  per annum from the date each   portion was  made),  due   to  nonperformance  by  Landlord  if Landlord has not tendered possession of the Premises with such work Substantially  Completed  on or  before  a  date  one  year  after  the estimated  Term Commencement Date,  as such date is extended by the number of days of Tenant-Caused Delays and Force-Majeure Delays.
4.4            The actual Term Commencement Date shall be two (2) business days following the date Landlord tenders possession of the Premises   to   Tenant   with   all   Landlord's   Work   and   Tenant's Improvement   Work   required   by   the   Work   Letter   Substantially Completed.  Landlord   and   Tenant   shall   execute   a   written acknowledgment   of   the   Term   Commencement   Date   and   the   Term Expiration Date when such is established in substantially the form attached  hereto  as  Exhibit  "B"  and  attach  it  to  this  Lease  as Exhibit   "B-1";   however,   failure   to   execute   and   deliver   such acknowledgement shall not affect Tenant's liability hereunder.
4. 5            As used in Section 4.4 above and elsewhere in this Lease  and  the  Work  Letter,  the  terms  "Substantially  Complete", "Substantially Completed", and "Substantial Completion" shall mean the date of receipt of an interim or final right to occupy from the City of  San Diego   or check-off of  line 61,   "approved  to  occupy," of   the   inspection   card,   or-comparable   line   if   the   card   is modified),   and   all   conditions   to   the   issuance   of   a   final certificate of occupancy have been satisfied, including any offsite conditions,   and   the   only   steps   which   must   be   taken   by   the appropriate governmental  agency to issue the final certificate of occupancy   are   purely   ministerial   in   nature. "Substantial Completion"  is  not dependent upon completion of punch-list  items described  in  Section 6.3 of  the  Work  Letter,  validation  of  any pilot   plant   manufacturing   facility,   or   receipt   of   a   formal certificate of occupancy.   However,  "Substantial Completion" shall not  be  earlier  than the date the air in the Premises  is  balanced sufficiently   to   allow   the   conduct   of   Tenant's   business (as certified by the mechanical subcontractor),  and shall not be later than the date Tenant actually commences the conduct of its business on the  Premises (regardless- of the state of the air balancing).
4.6 Prior to entry by Tenant onto the Premises before the   Term   Commencement   Date   for   the   purposes   of   installing improvements  or  the  placement  of  personal property which  are  not part of Tenant's  Improvement Work within the Premises, Tenant shall furnish   to   Landlord   evidence   satisfactory   to   Landlord   that insurance  coverages   required  of  Tenant  under  the  provisions  of Article 21 axe in effect.   Entry by Tenant onto the Premises prior to the Term Commencement Date for such purposes shall be subject to all   of   the  terms   and  conditions   of  this  Lease  other  than  the payment  of  Basic  Annual_  Rent  and  Operating  Expenses,   shall  not interfere   with   the   performance   by   Landlord   or   the   Project Contractor with Landlord's Work or Tenant's Improvement work,  shall be  limited  to  the  last  ninety (90) days  prior  to  the  estimated Substantial Completion of the Premises,  and shall be made only with the advance written consent of Landlord, which consent shall not be unreasonably withheld.   Landlord shall  allow Tenant such entry no later   than   at   least   thirty (30) days   prior   to   Substantial Completion of the Premises.   In the event of entry by Tenant or its agents   onto   the   Premises   prior  to  the  Term  Commencement   Date, Tenant   agrees   to   indemnify,   protect,   defend  and   hold  Landlord harmless  from  any  and  all  loss  or damage  to  property,  completed work,   fixtures,   equipment,   materials   or  merchandise,  or  from liability  for  death  of  or  injury  to  any  person,   except  to  the extent  caused by  the  active negligence of Landlord or its  agents. Tenant's  entry  prior  to  the  Term  Commencement  Date  shall  not  be deemed Tenant's acceptance of  the Premises.
4.7  Prior to the Term Commencement Date, or as soon as practical (but not later than sixty (60) days)  thereafter, Landlord Shall,   subject   to   Tenant's   prior  approval   which   shall   not   be unreasonably withheld, allocate ownership of Tenant's Improvements, including  improvements,   fixtures  and  personal  property,   between Landlord and Tenant,  as  follows:

(i)  To  Landlord,  (i) To Landlord, to the  extent of Two Million Eight   Hundred   Twenty   Nine   Thousand   Nine   Hundred   Dollars ($2,829,900.00) (the amount of-the Tenant Improvement Allowance, to be   adjusted   pursuant   to   Sections 4. 9 and 8.2)  ("Landlord's Property");

(ii)  To Tenant,  to the extent of Three Million Six   Hundred   Ninety   Six   Thousand   Dollars ($3,696,000.00) (the minimum Tenant's  Improvement Contribution,  to serve as  additional security  for performance of Tenant's obligations under this Lease as  set  forth in Section 4.8  below) ("Landlord's  Collateral");  and
(iii)  to  Tenant,  to  the extent of  the balance of Tenant's  Improvement  Contribution ("Tenant's  Property").

Such  allocations shall be made on a pro rata basis according to  the  amount  contributed by  each  party  to  the  Tenant Improvement according to the amount contributed by each party to the Tenant Improvement Fund.   Allocations of "soft" and "indirect" costs, such as architectural  fees,  engineering fees, permits, and labor,  shall be made on a pro rata basis among all of the property,  rather than to any specific items of property, based on the ratio between total "soft"   and  "indirect"  costs  to  total  "hard"  and  "direct"  costs. Landlord  shall  endeavor  to  allocate  specific  items  of  property, rather  than  undivided interests  in such property.   Landlord shall also endeavor to  allocate (i)  property removable by Tenant at  the expiration of the  term under Article 30  hereof,  first  to Tenant's Property,   then   to   Landlord's   Collateral, and (ii) core improvements,  mechanical,  electrical,  plumbing and  other  systems necessary  to  the  operation  of  the  Building,   and  property  more generic   and  usable  by  a  Subsequent  tenant,   first  to  Landlord's Property,  then to Landlord's Collateral.

Landlord shall identify such property for taxation and depreciation purposes  in accordance with the Internal Revenue Code  and rules  and regulations promulgated thereunder.

The   expense   of   any   accounting   or   other professional   firm   incurred   in   identifying and  allocating   such property   shall   be   paid   by  Landlord,   and  not   from   the  Tenant Improvement Fund.

Landlord   and   Tenant   shall   execute   a   written acknowledgement  of  the  allocation  and  ownership  of  the  property within ninety (90) days after the Term Commencement Date.   Tenant's failure to execute such acknowledgement shall not affect Landlord's allocation of the property hereunder,  nor constitute a default by Landlord or Tenant hereunder.   Furthermore,  such failure shall be deemed   Tenant's   approval   of   the   allocation   for   purposes   of perfecting   Landlord's   security   interest   under   the   Security Agreement and Fixture  Filing,  and for purposes of reliance by any mortgagee   or  beneficiary  secured  by   the   Real   Property  or   any assignee of Landlord.

Landlord   and   Tenant   agree   that   Landlord's collateral   and  Tenant's  Property  landlord and Tenant agree that Landlord's Collateral and Tenant's Property is  and  shall  remain  fixtures, except   for   trade   fixtures   and  equipment (as   determined   by   the Parties  or  under applicable principles  of California  law),  which shall  be  personal  property.

4. 8  Concurrently herewith Tenant  shall  execute  that certain Security Agreement and Fixture Piling between Landlord and Tenant whereby Tenant will grant to Landlord a security interest in Landlord's Collateral to secure performance of Tenant's obligations under this Lease,  in the form attached hereto as Exhibit "E".

4.9  In   addition   to   the   amounts   set   forth   above, Landlord shall contribute to the Tenant Improvement Fund, to defray Tenant's  improvement Contribution,  any of Landlord's One Million Three Hundred Fifteen Thousand Dollars ($1,315,000.00)  "soft" cost budget   not   required   for   development   and  construction   of   the Premises,  in the aggregate  and without regard to amounts budgeted and  spent pursuant  to  individual line items.   Within fifteen (15) days from Tenant's request,  Landlord shall provide to Tenant a full accounting   of   such   "soft"   costs   with   supporting   information, invoices,  and material as  may be reasonably required by Tenant to verify Landlord's  expenses  for  "soft" costs.   Tenant acknowledges receipt of Landlord's "soft" cost budget showing the categories and estimated amounts  of expenses to be paid from such budget.

4.10 The   Landlord   named   herein (Chevron/Nexus Partnership (Lot 13)) guarantees lien-free completion of Landlord's Work and Tenant's  improvement Work pursuant to the provisions of Lease  and  the Work  Letter,  regardless  of  any termination of funding by the construction lender or other financial hardship, and regardless   of   any   assignment   of   its   interest   herein,   unless prevented  from doing so by Tenant's  failure to contribute Tenant's Improvement  Contribution.
5.            Rent.

5. 1  Tenant agrees to pay Landlord as Basic Annual Rent for the Premises the sum set forth in Section 2.1.2, subject to the rental  adjustments  provided  in  Article 6   and  Article  8.  Basic Annual  Rent  shall  be  paid  in  the  equal monthly  installments  set forth in Section 2.1.3,  subject to the rental adjustments provided in Article 6 and Article 8  hereof,  each in advance on the first day of each and every calendar month during the term of this Lease.   In addition,  Tenant agrees  to pay to Landlord,  on or before  the Term Commencement  Date,  Basic Annual Rent (but  not Operating Expenses) for the period from the date the Term Commencement Date would have occurred but for Tenant-Caused Delays (pursuant to Article 6 of the Work Letter)  to  the actual Term Commencement Date.

5.2 In addition to Basic Annual Rent, Tenant agrees to pay  to  Landlord  as  additional  rent ("Additional  Rent"),   at  the times  hereinafter  specified in this  Lease,  Operating Expenses  as provided in Article 7, and all other amounts  that Tenant assumes or agrees to pay under the provisions of this Lease,  including without limitation any and all other sums that may become due by reason of any default  of  Tenant or  failure on Tenant's  part to comply with the agreements,  terms, covenants and conditions of this Lease to be performed by Tenant.

5.3  Basic   Annual   Rent   and   Additional   Rent   shall together be denominated "Rent."   Except as expressly set  forth in this Lease,  Rent shall be paid to Landlord, without notice, demand, abatement, suspension, deduction, setoff, counterclaim, or defense, in  lawful money of the United States of America,  at the office of Landlord as set forth in Section 2.1.7 or to such other person or at  such other place as Landlord may from time to time designate in writing.

5. 4  In  the  event  the  term of this  Lease  commences  or ends  on  a day other than the  first day of a calendar month,  then the  Rent  for  such  fraction of a month shall be prorated  for  such period on the basis of a thirty (30)  day month and shall be paid at the   then  current  rate   for  such  fractional  month  prior  to  the commencement of  the partial month.

5.5  This  is  an  absolutely net  lease  to  Landlord.   It is  the  intent  of  the parties  that  the  Basic  Annual  Rent  payable under this Lease shall be an absolutely net return to Landlord and that   Tenant  shall  pay  all  costs  and  expenses  relating  to  the Premises  unless  otherwise expressly provided in this  Lease.   Any amount or obligation herein relating to the Premises which is  not expressly declared to be that of Landlord shall be deemed to be an obligation of Tenant to be performed by Tenant at Tenant's expense. This  Lease shall not terminate,  nor shall Tenant have any right to terminate  this  Lease,  except as  expressly provided herein.

6.        Rental Adjustments.

6.1 The Basic Annual Rent then in effect (as  increased by previous  adjustments  under this Article 6)  shall  be  increased each  year  in proportion  to  rises  in  the  Consumer  Price  Index as provided  within  this  Article 6. The   first  such  increase  shall become  effective  commencing with  that monthly rental  installment which  is  first due on or after the first (1st)  anniversary of  the Term   Commencement   Date   and   subsequent increases   shall   become effective on the  same day of each calendar year thereafter  for so long  as  this Lease  continues  in effect.

6.2                The   Basic   Annual   Rent   shall   be   increased   as follows:

(a)
The "Base Month" for purposes of each Rent adjustment shall  be that month which is  fifteen (15)  months  prior to   the   month   in   which   the   Rent   adjustment occurs,   and   the "Comparison Month"  shall  be  that month which  is  three (3)  months prior  to  the month  in which  the  Rent adjustment occurs.

(b)
As   used   in   this   subsection,   the   term "Consumer Price  Index" means the U.  S.  City Average Consumer Price Index (1982-84 a 100)  as published by the United States Department of  Labor,  Bureau. of Labor Statistics.   If the 1982-84  base  of  the Consumer Price  Index is hereafter changed,  then the new base will be converted to the 1982-84 base and the base as so converted shall be  used. In  the   event   that  the  Bureau  ceases  to  publish  the Consumer Price Index once every month,  than the successor or most nearly  comparable  index  thereto  selected  by Landlord  subject  to Tenant's  reasonable approval shall  be used.

(c)              In the event that the Consumer Price Index for the Comparison Month (c) In the event that the Consumer Price Index for the Comparison month exceeds the Consumer Price Index for the Base  Month,   the  Basic  Annual  Rant  then  payable (as increased  by previous  adjustments  under this Article 6)  shall be multiplied by a  fraction,   the  numerator  of  which  is the  Consumer  Price   Index figure  for  the  Comparison Month, and the denominator of which is the Consumer Price Index figure for the Base Month.   Such amount as calculated shall be the Basic Annual Rent to be paid until the next datafor   adjustment   hereunder.  Any   of   the   foregoing notwithstanding,   in   no   event   shall   the   Basic  Annual   Rent   as previously adjusted increase less than three percent (3%)  nor more than seven percent (7%)  each year.
(d) Prior   to   each   anniversary  of   the   Term Commencement Date,  or as  soon as  reasonably practical thereafter, Landlord will calculate and give Tenant notice of any increase in Basic  Annual. Rent under  this  Article 6.  Delivery of  such  notice after  the   effective  date  of   any  such  increase  shall  not  waive Landlord's right to collect such increase,  and Tenant shall pay to Landlord,  upon  receipt  of such notice,  any such increase due  from the  last  anniversary of  the Term Commencement Date.

6.3 Notwithstanding the foregoing, increases in Basic Annual  Rent pursuant  to  the  foregoing Sections6.1  and 6.2 which would  otherwise be applicable commencing with that monthly rental installment which  is  due on or after the tenth (10th)  anniversary of the Term Commencement Date shall not apply for all or a part of the  balance  of  the  initial  term  of  this  Lease  on  the  following terms  and conditions:
(a) During   the   thirty(30) day   period following  the  tenth (10th)   anniversary  of  the  Term Commencement Date,   Tenant  may  elect  to  obtain  at  its  expense  and  deliver  to Landlord an independent Appraisal of the  fair market rental value of  the   Premises  as  of  the  tenth (10th)   anniversary  of  the  Term Commencement Date.
(b) Following   its receipt of Tenant's appraisal,  Landlord may elect to obtain at  its expense and deliver to Tenant a second independent appraisal of the fair market rental value  of  the  Premises  as  of  the  tenth (10th)  anniversary  of  the Term Commencement Date.   If Landlord elects not to obtain a second appraisal,  or if Landlord's appraisal is no more than five percent (5%)  greater than Tenant's  appraisal,  Tenant's appraisal  shall be conclusive.   If Landlord's appraisal is more than five percent (51) greater  than Tenant's  appraisal,  the  two appraisers  shall  appoint a third  appraiser to  appraise the  fair market rental value of the Premises   as   of   the   tenth (10th)   anniversary   of   the   Term Commencement Date,  and the fair market rental value of the Premises shall  be  the arithmetic  average  of  the two appraisals  closest  in their  determination  of  fair  market  rental  value.   Landlord  and Tenant  shall bear equally the expense of the third appraiser.

(c)            If the Basic Annual Rent as adjusted under the foregoing Sections 6.1 and 6.2  on the first day of the calendar month   following   the   tenth(10th) anniversary   of   the   Term Commencement Data would be less than five percent (5%) greater than the  fair  market  rental  value  of  the  Premises,  rental  adjustments shall   continue (retroactive   to   that  monthly  rental   installment which  is  due on or after the tenth (10th)  anniversary rental installment which is due on or after the tenth (10th) anniversary of  the Term Commencement Date)  for the balance of the term of the Lease as set forth  in Sections  6. 1  and  6. 2.
(d) If  the  Basic  Annual Rent  as  adjusted on the  first  day  of  the  calendar  month  following  the  tenth (10th) anniversar7 of  the Lease Commencement Date would be  five percent (5%) or  more  greater  than  the  fair  market  rental  value  of  the Premises,   then  the  Basic  Annual  Rent  shall  not  he  adjusted  but shall  remain the same as adjusted after the ninth (9th)  anniversary of  the  Term Commencement Date until such time as the  Basic Annual Rent  as   adjusted  after  the  ninth (9th)  anniversary  of  the  Term Commencement Date is determined  to be less than five percent (5%) greater  than the  fair market  rental value of the Premises,  using the  following procedure:
(i)	During the thirty (30) day period following the eleventh (11th) anniversary of the Term Commencement Date, and following each anniversary of the Term Commencement Date thereafter, Landlord may elect to obtain at its expense and deliver to Tenant an independent appraisal of the fair market rental value of the Premises as of the latest anniversary of the Term Commencement Date.

(ii)	Following its receipt of Landlord's appraisal, Tenant may elect to obtain at its expense and deliver to Landlord a second independent appraisal of the fair market rental value of the Premises as of the anniversary of the Term Commencement Date selected by Landlord. If Tenant elects not to obtain a second appraisal, or if Tenant's appraisal is no more five percent (5%) less than Landlord's appraisal, Landlord's appraisal shall be conclusive. If Tenant's appraisal is more than five percent (51) less than Landlord's appraisal, the two appraisers shall appoint a third appraiser to appraise the fair market rental value of the Premises as of the anniversary of the Term Commencement Date selected by-Landlord, and the fair market rental value of the Premises shall be the arithmetic average of the two appraisals closest in their determination of fair market rental value. Landlord and Tenant shall share equally the cost of the third appraisal.
(ill)	When the Basic Annual Rent as adjusted on the first day of the calendar month following the ninth (9th) anniversary of the Term Commencement Date becomes less than five percent (5%) greater than the fair market rental value of the Premises as determined as of any anniversary of the Term Commencement Date after the tenth (10th) such anniversary under subsection (ii) above, then the annual rental adjustments shall recommence effective the first day of the calendar month following the anniversary of the Term Commencement Date for which the fair market rental value was determined, and shall continue for the balance of the term of the Lease, as set forth in Section 6. 1.

(e) All  appraisers appointed hereunder shall have   at   least   five (5) years'   experience   in  the   appraisal  of commercial/industrial real property in the San Diego area and shall be  members  of  professional  organizations  such  as  the  American Appraisal  Institute with a designation of MAI or equivalent.

(f) For  the  purpose  of  such  appraisal,  the term  "fair market rental value" shall mean the price that a ready and willing comparable  tenant would pay, as of the anniversary of the   Term   Commencement   Date   for  which  the   appraisal  has  been requested,  as Basic Annual Rent,  to a ready and willing comparable landlord,  of property (i)  comparable to the Premises in the Torrey Pines/UTC  areas  of  San Diego; (ii)   assuming  a  term  of  ten (10) years; (iii)  with  other  lease  terms similar to  those  applicable under  the  Lease  at  the  time  of the appraisals  including but  not limited to payment of Rent on an absolutely net basis to Landlord, future adjustments of Basic Annual Rent in the manner set forth and subject   to  the   restrictions  of  this  Article 6,   measurement  of Rentable   Area   as   set   forth   in  Article 8, no   concessions   or inducements other than as set forth in the Lease,  but taking into consideration  the  Right  of  First  Refusal  but  not  the  Option  to Purchase;  and (iv)  assuming  improvements,   fixtures  and equipment installed comparable  to Landlord's Work (i.e. Building Shell  and Land  Improvements)  with  no Tenant's  Improvement Work having been completed  but with a  tenant  improvement  allowance  equal  to  the Tenant  Improvement  Allowances  under this  Lease (as  adjusted  for inflation   by   increasing   the   Tenant   Improvement   Allowance   in proportion  to  any  increase  in  the Consumer  Price  Index  from the Term  Commencement  Date  to  the  date  of  the  appraisal),  if  such property were exposed for lease on the open market for a reasonable period  of  time  and  taking  into  account  all  of  the  purposes  for which such property may be used.

6.4 Any   increase   in   Basic  Annual  Rent   under   this Article 6 which is not determined until after the effective date of the  increase  shall  nevertheless  be  retroactive  to  the  effective date,  and Tenant  shall pay any such retroactive increase with the installment of Rent next due.   The parties hereto understand  that any  increase  in Basic Annual  Rent shall necessarily increase  the management  fee payable under Section7.1(ii)  and contributions to the   Reserve   Account   under   Section18.5, each   of   which   are calculated as a percentage of Basic Annual Rent.
7.        Additional Rent and Expenses.

7.1 As  Additional Rent,  Tenant shall pay to Landlord on the  first day of each calendar month of the term of this Lease, as  Additional  Rent,(I)   reimbursement  and expenses of Landlord's performance   of   any   obligations   of   Tenant   under   this   Lease, including   but   not   limited   to   the   provisions  of  Section 7.2, Article 13 (Taxes   and  Assessments),   Article 16 (Utilities  and Services), Article 18 (Repairs and Maintenance), Article 22 (Damage or  Destruction),   and  Section 24.3,  and (ii)   costs  of  management services  in an amount equal to one percent (1%)  of the Basic Annual Rent  due  from Tenant,  whether or not Landlord incurs  fees payable to  any  third party to provide  such services  and without regard to the  actual costs  incurred by Landlord  for such services.
7. 2  Tenant  shall pay directly to the provider of  the services   all  costs  of  any kind  incurred  in  connection  with  the operation, maintenance, repairs, replacements and management of the premises ("operating expenses"),  including,  by way of examples and not as a limitation upon the generality of the foregoing, (i)  costs of maintenance,  repairs and replacements to improvements,  fixtures and   personal   property  within   the   Premises   as   appropriate   to maintain   the   Premises   in   commercially   reasonable   condition  (allowing  wear  and  tear  consistent  with  commercially reasonable maintenance   and   repair   standards   applicable   to   comparable buildings), including   capital   and   structural   improvements, equipment  utilized  for operation and maintenance of the Premises, and all other improvements, fixtures and personal property paid for from  the  Tenant  Improvement  Fund; (ii)  costs  of  new Improvements and   fixtures   added   to   the  Premises; (iii)  costs  of   utilities furnished  to  the Premises; (iv)  sewer fees; (v)  costs  of cable TV when  applicable; (vi)  casts  of  trash  collection; (vii)  costs  of cleaning; (viii)  costs of maintenance,  repairs and replacements of heating,   ventilation,  air conditioning,  plumbing,  electrical  and other  systems; (ix)  costs  of  maintenance  of  landscape,  grounds, drives   and   parking   areas,   including   periodic   resurfacing; .(x)  assessments and other expenses payable pursuant to the Project Documents (described   in  Section 10.2); (xi)  costs   of   security Services and   devices; (xii)  costs of   building   supplies; (xiii)  insurance premiums and portions of insured losses deductible by   reason   of   insurance  policy  terms; (xiv)   costs   of   service contracts   and  services  of independent contractors retained  to  do work  of   a  nature   before  referenced; (xv)   costs  of  storage  and removal   of   Hazardous   Materials; (xvi)   costs   of   compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with the day-to-day operation   and  maintenance  of   the   Premises,   its  equipment,   the adjacent   walks,   landscaped   areas,   drives,   and  parking   areas, including   without   limitation,   janitors,   floorwaxers,   window washers,   watchmen,   gardeners, sweepers,   and   handymen;   and (xvii)  costs   of   compliance   with   applicable   governmental   laws, ordinances,  regulations  and requirements.

7. 3                Landlord  shall  not be liable,  or responsible for payment of, any expenses of maintaining, repairing or replacing the Premises or any part thereof.
7.4  Tenant   shall   not   be  responsible   for  Operating Expenses   attributable   to   the   time   period  prior   to   the   Term Commencement  Data,  except  that  Tenant  shall  pay  to  Landlord  any utility  bills  attributable  to  the  installation  and  "burn  in"  of Tenant's  equipment within thirty (30)  days after receipt of a bill and request for payment by Landlord.   The responsibility of Tenant for Operating Expenses attributable to the Premises shall continue to the  latest of (i)  the date of termination of the Lease, (ii)  the data Tenant has fully vacated the Premises, or (iii) if termination of  the  Lease  is due  to the  default  of Tenant,  the date of rental commencement  of  a  replacement  tenant (although  this   subsection (iii)   shall  not  increase  the   liability  of  Tenant  as  otherwise determined under Article24  of  this  Lease).
7.5 Operating Expenses  for the calendar year in which Tenant's obligation to pay them commences and in the calendar year in which such obligation ceases  shall be prorated.   Expenses  such as taxes,  assessments and insurance premiums which are incurred for an extended time period  shall  be prorated based upon time periods to which applicable so that the amounts attributed to the Premises relate in a reasonable manner to the time period wherein Tenant has an obligation to pay Operating Expenses.
7.6 In   fulfilling   its   obligations   set   forth   in Section 7.2  and Article 18,  Tenant  shall maintain the  roof,  HVAC system,  elevator and other systems  in accordance with no less than the   minimum  standards   established  by  the  manufacturer  and  the minimum  standards necessary to maintain any warranties  in effect, and  Tenant  may  enter  into  such  maintenance  contracts  as Tenant determines  is  reasonably necessary  in order to  do  so.   Landlord shall  have  the right,  upon reasonable  notice,  to inspect and copy any such maintenance contracts,  as well as records of maintenance conducted by Tenant or any such service provider.

7.7 Landlord  shall  have  the  right,  upon  reasonable notice,  to inspect and copy documents showing in reasonable detail the actual expenses paid by Tenant pursuant to Section 7.2, Article 13 (Taxes and Assessments), and Article 16 (Utilities and Services) of   this   Lease. Tenant   shall   maintain   such   documents   as   are reasonably necessary for such purpose for a period of not Less than three (3) years.

7.8 Upon   request of Tenant,  Landlord shall  have the right,   but   not   the   obligation,   to   fund   additional   tenant improvements  and   increase  the  Basic  Annual  Rent  on  a  mutually agreed  formula.

8.        Rentable Area.
8.1 The Rentable Area of the Premises as set forth in Section 2.1.1  and as  referenced within the Work Letter and as may otherwise be referenced within this Lease,  is determined by making separate calculations of the Rentable Area of each floor within the Building  and totaling the Rentable Area of all  floors within the Building (excluding  any  parking  areas).   The  Rentable Area of  a  floor is calculated by measuring to the outside finished surface of each  permanent outer  Building wall where  it  intersects  the  floor plus. The  full area calculated as set forth above is  included as Rentable Area of the Premises without deduction for (i)  columns or projections, (ii)  vertical penetrations  such as  stales,  elevator shafts,  flues, pipe shafts, vertical ducts, and the like, and their enclosing walls, (iii)  corridors,   equipment  rooms,   rest  rooms, entrance ways,  elevator lobbies,  and the like,  and their enclosing walls,  or (iv)  any other unusable area of any nature.

8.2 The Rentable Area as set forth in Section 2.1.1 is an estimate of  the area which will upon completion of development of the Building constitute the Rentable Area of the Premises, which stall  be  conclusive upon the parties unless either party requests  a  certification  of  the  Rentable  Area  from  the  Project  Architect within  thirty (30)  days  following the Term Commencement Date.   If either party disputes  the certification of the Project Architect, upon  Substantial  Completion  of  the  Building  Shell,  the  Rentable Area shall be field measured and confirmed by a mutually agreeable architect or civil engineer, which measurement shall be conclusive and binding on Landlord and Tenant.   However, the Rentable Area as set  forth  in Section 2.1. 1  shall  be used  for all purposes  unless the   Rentable  Area  as  measured  by  the  Project  Architect  is  two percent (2%)  or  more  greater or  less  than  the  Rentable  Area set forth  in Section 2. 1. 1,  in which  event Basic Annual Rent,  monthly installments   of Basic   Annual   Rent,   and   the   Tenant   Improvement Allowance shall be adjusted upward or downward,  as the case may be, based on the actual Rentable Area of the Premises as so determined by the  Project Architect.
8.3              Landlord and Tenant acknowledge that the Premises are part of the 21 Torrey Pines Science Center ("Science Center"), which  is  subject to the Planned Industrial Permit ("PID")  included within   the   Project   Documents. The   PID   limits   the   maximum permissible building area square  footage which can be constructed in   the   Science  Center,   and  Table 1  of  the  PID  allocates  this building area square footage among the lots included in the Science Center. Center.  This Lease  provides   for  building  area  of 52,800  gross square  feet.   The current building area allocated to  the Premises by  the  PFD  exceeds 52,800  gross  square  feet. Chevron  Land  and Development Company,  one of the partners of Landlord and the owner of  other  lots  La  the  Science Canter,  reserves  the  right,  without the  consent of Tenant,  to process City of San Diego approval of a modification of  the  building area allocation for the Premises,  so that  it  is  reduced  to 52,800  gross  square  feet,  and to reallocate the  excess  square  footage to other lots owned by Chevron Land and Development  Company,  so  long  as   such  action  does   not  delay  or increase  the costs  of construction of the Premises.
9.            Security Deposit

9.1 Within  thirty (30)  days  after execution of  this Lease, Tenant  shall  deposit with Landlord an irrevocable  standby letter of credit ("Letter of Credit")  in  favor of Landlord in the principal amount  of  One  Million Two Hundred Sixty Thousand Eight Hundred  Six principal amount of One Million Two Hundred Sixty Thousand Eight Hundred Sixty Four  Dollars ($1,260,864.00),  in  the  form attached hereto  as  Exhibit   "C",   to be  held  by  Landlord  as  security  for (i)  the payment of  Tenant's  Improvement Contribution and (ii)  the payment of Rent by Tenant during the term or any extension term of this   Lease. If   Tenant   Defaults   in (i) the   payment   of   any installment of Tenant's  Improvement Contribution required by this Lease  or  the  Work  Letter,  or (ii)   the  payment  of  any Rent  under Section 24.4 (a)   of   this  Lease,   Landlord  may (but  shall  not  be required   to)   draw   upon   en  amount   from  the  Letter  of   Credit sufficient to cure  the default.
9.2  Landlord shall promptly reimburse Tenant for the expense of obtaining and maintaining the Letter of Credit  for the period prior to  the  Term Commencement Date,  but not  for any other period.   Landlord and Tenant waive the provisions of Section 1950.7 of  the  Civil  Code  to  the extent  it might  otherwise  apply to  the Latter of Credit;  to the extent said Section 1950.7 is nevertheless determined  to   apply,   Landlord   and   Tenant   agree   that   Tenant's Improvement Contribution and Rent shall be included within the term °rent"  as  used in said section.
9.3  The  Letter of Credit,  and any replacement Letter of Credit,  shall be  issued by a financial institution rated "AA" or better  by  Standard  &  Poor's  with  an  office  in  San  Diego  County authorized  to  disburse   funds  noon  a  draw  request. Should  the Standard  &  Poor's  rating  of  the  institution  fall  below  "AA",  or should the institution be placed in conservatorship or receivership by  the  Resolution  Trust  Company,   the  Federal  Deposit  Insurance Corporation,   or  any  other  state  of  federal  regulatory  agency, Tenant   shall   provide   a   replacement   Letter   of   Credit   from   a financial institution meeting the above-described standards and in the  form of  Exhibit  'IC",  and  in the  event Tenant  fails  to do  so, Landlord  may  draw  on  the  Latter  of  Credit  and use the  proceeds thereof as  a security deposit in accordance with the provisions of Section 9.8 below.
9.4  In  the  event  of  a  partial  draw on the Letter of Credit,  Tenant shall immediately replenish the Letter of Credit, or substitute  a  new  Letter  of  Credit,  to  the  full  amount  set  forth above.

9.5 The  Letter  of  Credit  shall provide (i)  that  the issuer of  the Letter of Credit shall pay to Landlord the amount in default   immediately  upon  presentation  in  San  Diego  County  of  a sight  draft  by  Landlord  accompanied  by  a  statement  signed  by an authorized  officer  of  Landlord  or  a  general  partner  of Landlord stating that a default has occurred under the Lease as a result of which Landlord is entitled to collect the amount specified in the site draft  in order to cure the default,  and (ii)  that the  issuer shall have no obligation to confirm that a default has occurred, or the amount which  Landlord is  entitled  to draw,  or  that notice of the default has  been given to Tenant.   Tenant waives any right to notify the issuer regarding any dispute between Landlord and Tenant with  regard to  Landlord's right  to  draw on the Latter of Credit, waives  any right to otherwise delay,  impede, or enjoin any draw on the  Letter of  Credit,  and hereby releases  the  issuer,  as  a  third party  beneficiary of  this Lease,  from any  liability  for honoring the Letter of Credit on the conditions  set forth herein.

9.6 The  Letter of Credit,  and any replacement Letter of  Credit,   may be  for  a period of  not  less  than one (1)  year,  but shall  be   self-renewing ("evergreen")   unless  the  issuer  provides notice otherwise to Landlord at least thirty (30) days prior to the expiration of  the  Letter of  Credit.   If  an  "evergreen"  letter of credit  is  not reasonably available,  prior to the expiration of the Letter  of Credit (or any  later  replacement  Letter  of Credit)  it shall be replaced by Tenant by delivering to Landlord a replacement Letter of Credit at least thirty (30)  days  prior to the expiration a  replacement Letter of Credit at least thirty (30)  days prior to the expiration of the then current Letter of Credit, Landlord shall have the right  to draw the total amount of the then current Letter of  Credit   and  hold  the  proceeds  thereof  as  a  security  deposit pursuant  to  the  provisions of Section  9.8. The  Letter of  Credit shall be successively renewed or replaced until that date which is ninety (90)  days  after the expiration of or replaced until that date which is ninety (90) days after the expiration of the term of this Lease.
9. 7                The Letter of Credit and any replacement Letter of Credit shall be transferable by Landlord to a successor Landlord or mortgagee   or   beneficiary  of   a   deed   of   trust   encumbering   the Premises.
9.8 Upon  drawing  any  Letter  of Credit,  Landlord may (but  shall  not  be  required to)  use,  apply or retain,  at any time and  from  time  to  time,  all or any portion of  the proceeds of  the Letter   of   Credit   for   the   payment   of   Tenant's   Improvement Contribution or any Rent then  in default,  as the case may be,  and to compensate Landlord for any other lose or damage which Landlord may  suffer  by  reason  of  any  such  default.  If  at  any  time  any portion of  said proceeds  is so used or applied, Tenant shall,  upon demand  therefor,  deposit  cash  or  a replacement Letter of Credit with  Landlord in an  amount  sufficient to  restore the security to its original amount of One Million Two Hundred Sixty Thousand Eight Hundred Sixty Four Dollars ($1,260,864.00)  and Tenant's failure to do  so  shall  be  a material  reach of  this  Lease.  Landlord shall deposit  any portion of said proceeds  not so used or applied in an interest hewing account to be used, applied or retained under the terms  of  this Article 9,  with interest added to principal.

9.9  If at any time Landlord has drawn on the Letter of Credit  but  has  not yet used the proceeds to cure the default,  and Tenant  has  cured the default and restored the Letter of Credit as set forth in Section 9.8 above,  Landlord shall pay the proceeds to Tenant   less   compensation   for  any  other  loss  or  damage  which Landlord  suffered by reason of the default.   If Landlord fails to return  the  proceeds  within twenty (20)  days of Tenant curing the default and restoring the Letter of Credit, Tenant may, in addition to   any  other  remedies   it  may  have,   offset  the  amount  of  such proceeds  against Rent as  it becomes due.
9.10 In the event   of bankruptcy   or other debtor/creditor proceedings against Tenant, the Letter of Creditor the proceeds of the Letter of Credit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for all periods  prior to the filing of such proceedings.
9.11 Landlord  may  deliver  the  Letter  of  Credit,  any replacement Letter of Credit, or any proceeds of a Letter of Credit to   any   purchaser   of   Landlord's   interest   in   the   Premises   and thereupon Landlord shall be discharged  from any further liability with   respect  thereto. This   provision  shall  also  apply  to  any subsequent  transfers.
9.12  At such time as Tenant has achieved an investment grade rating of  "EIBIP' or better from Standard & Poor's,  and is not in  default  of  any provision of  this Lease  to be performed by it, then  the  Letter of  Credit,  any replacement Letter of Credit,  the proceeds  of a  Letter of Credit,  or any balance  thereof,  shall be reduced  to  the  sum of  Three Hundred Fifteen Thousand Two Hundred Sixteen Dollars ($315,216.00)

10.  Use.
10.1  Tenant   may  use   the   Premises   for  any  of   those purposes,   and  only  those  purposes,   allowed  by  (i)  the  City  of San  Diego Scientific Research Zone Ordinance in effect from time to time and  as applicable to the Premises, (ii)  any other applicable laws,  regulations, ordinances,  requirements, permits and approvals applicable to the Premises, and (iii) all covenants, conditions and restrictions  in  the  Project  Documents (defined  in  the  following Section 10.2)  or otherwise recorded against the Real Property, and shall not use the Premises, or permit or suffer the Premises to be used,  for  any other purpose without the prior written consent of Landlord. Landlord  acknowledges  that  Tenant's  activities  will include   scientific   research   and   development   pertaining   to pharmaceuticals (including   radio-active   materials   and   other regulated substances) with ancillary manufacturing capabilities and a vivarium.   Tenant may change the use of the Premises from time to time as long as such changed use is authorized by this Section 10-1 or   may   otherwise   be   legally  permissible   with  the  consent  of Landlord,  which consent  shall  not be unreasonably withheld.

10.2 Tenant  shall conduct  its  business  operations  and Use  the  Premises  in compliance with all 'federal, state,  and local laws,  regulations, ordinances, requirements, permits and approvals applicable  to  the  Premises,  and  the  Project  Documents  described below.   Tenant shall not use or occupy the Premises in violation of any law or regulation, the Project Documents, or the certificate of occupancy issued  for the Building,  and shall,  upon five (5)  days' written  notice  from Landlord,  discontinue any use of the Premises which is  declared by any governmental authority having jurisdiction to  be  a violation of law,  the certificate of occupancy,  or any of the Project Documents.   To the extent any use allowed by this Lease conflicts with uses  allowed by the Project Documents,  the Project Documents shall govern.
Subject to the provisions of Section 18.6 of this Lease,  Tenant shall  comply with any direction of any governmental authority having jurisdiction which shall,  by reason of the nature of Tenant's use or occupancy of the Premises, impose  any duty upon Tenant or Landlord with respect to the Premises or with respect to the   use   or   occupation   thereof,   including   any   duty   to   make structural   or   capital   improvements,   alterations,   repairs   and replacements to the  Premises.

The  'Project Documents" include the following documents, as  they may be amended  from time to time:

(a)	"Landlord's Plans", as described in the Work Letter;
(b)	"Tenant's Improvement Plans", as described in the Work Letter;

(c)	Hazardous Material Documents, as such are defined in Section 39.5;
(d) Transportation Demand Management  Program for  Torrey Pines  Science  Center,  Prepared by The  North City TX& Network,  dated January 24, 1990;

(e) Torrey   Pines   Science   Center   Signage Guidelines   &   Criteria,   Prepared   by  Graphic   Solutions,   dated November 17, 1989;

(f) Declaration of Covenants,  Conditions and Restrictions for Torrey Pines Science Center (Unit 2), prepared by Chevron Land and Development Company;
(g) Planned   Industrial   Development   Permit No.                                                                                                                                86-0884   and   Planning  Director   Resolution   No. 7658,   dated September 26- 1988,  as  amended  to  incorporate  the  conditions  of approval of Coastal Development Permit No. 6-88-504,  and including a  copy of  the City of  San Diego regulations for the SR Zone;
(h) Coastal  Development Permit No. 6-88-504, approved   February 5, 1991, and   all   conditions   of   approval thereunder;

(i) Declaration of Restriction and Maintenance Agreement  Prepared   by   Chevron   Land   and   Development   Company, recorded February 15, 1990 ("Maintenance Agreement");
(j) Articles  of  Incorporation  and  Bylaws  of Torrey Pines Science Center Association for Unit 2;
(k) Provisions   of   the   SR   Zone   or   other applicable zoning as such may be adopted or amended by the City of San Diego  from time to time;

(l) CLTA preliminary title report issued by First American Title  Insurance Company dated as of April 8, 1994, and  identified  as  Order  No. 108906-11,  reflecting  the  status  of title  to  the Real Property,  together with a plat of all easements and copies of all underlying documents referred to therein;

(m) A  reciprocal   easement   agreement   to   be executed  by  Landlord  and  Chevron  Land  and  Development  Company providing for an access  road across the rear of the Real Property and  the   adjacent  property  legally  described  as  Lot 14   of   Map No. 12845;
(n) Final Map No. 12845;

(o) Preliminary   Geotechnical   Investigation
prepared by Leighton Associates dated December  19, 1991;

 (p) As-Graded Geotechnical Report prepared by Leighton Associates  dated December  12  1991;

 (q)            Phase   I   Environmental   Site   Assessment prepared  by Harding Lawson Associates dated October 19, 1988;

(r) Phase II   Environmental   Site   Assessment prepared  by Harding Lawson Associates dated April 17, 1989;

(s) Updated   Phase   I   Environmental   Site Assessment by  Harding  Lawson Associates  dated April 29, 1994; and
(t) Documents  evidencing  the  release  of  the Real  Property from licenses described in Section 10.3  below.

Tenant  acknowledges  that  Landlord  has  provided copies   of  all  of  the  Project  Documents  to  Tenant  prior  to  the execution of the Lease, other than items (a)  and (b), which will be prepared   pursuant   to   the   provisions   of   the work   Letter,   and item(c),  which is  to be prepared by Tenant.

10.3 Tenant understands and acknowledges that property located within two thousand feet of the Premises,  and of which the real  property  underlying  the  Premises  was  originally a part,  is used  for commercial engineering and manufacturing in the  field of nuclear power, including the  use,  operation and/or production of  high temperature gas-cooled reactors radioisotope  and radiopharmaceutical substances, fusion, and   research   and development  activities  related  thereto.  Tenant understands  that the real property underlying the Premises has been investigated and evaluated  by the  United States  Nuclear Regulatory Agency ("NRC") and   released   from   any   further   NRC   licensing   or   oversight responsibility. Tenant   understands   that  low-level  radioactive wastes  may  be  present  on  the  property  underlying  the  Premises. Tenant   represents   and   warrants   that   it   has   made   its   own determination   that   the   physical  condition  of   the  property  as described herein does  not interfere with Tenant's  intended use of the Premises, and is not relying on any representation or warranty, express, or implied, of Landlord or Landlord's Agents (as defined in Section 20.1 below)  in that regard.

10.4 Tenant shall not do or permit to be done anything which  will  invalidate  or  increase the cost of  any fire,  extended coverage  or  any  other  insurance  policy covering the  Premises,  or which will make such insurance coverage unavailable on commercially reasonable  terms  and conditions,  and shall comply with all rules, orders,   regulations   and   requirements   of   the   insurers   of   the Premises.
10.5 Landlord warrants that Landlord's Work shall be in  compliance with the Americans with Disabilities Act of 1990 ("ADA") at the  time possession is tendered to Tenant.   Tenant shall comply with   the   ADA,   and   the   regulations   promulgated   thereunder,   as amended  from time  to time.   All responsibility for compliance with the  ADA  relating  to  the  Premises  and  the  activities  conducted by Tenant within the Premises shall be exclusively that of Tenant and not  of Landlord,   including any duty to make  structural or capital improvements,   alterations,   repairs   and   replacements   to   the Premises.   Any alterations to the Premises made by Tenant  for the purpose   of   complying  with   the  ADA  or  which  otherwise   require compliance with the ADA shall be done in accordance with Article 17 of   this   Lease;   provided,   that   Landlord's   consent   to   such alterations  shall  not constitute either Landlord's assumption,  in whole  or  in part,  of  Tenant's  responsibility for compliance with the  ADA,  or  representation or confirmation by Landlord that such alterations comply with the provisions of the ADA.

Notwithstanding the foregoing, Tenant shall not be required   to   make   any   improvements,   alterations,   repairs   or replacements to the Premises required by ADA during the last three (3) years  of   the  term  if  there  are  insufficient   funds   in  the Reserve  Account,   as   defined  in  Section 18.5,  for  such  purpose, although  this  Lease  shall  nevertheless  remain  in  full  force  and effect and Tenant shall not on account  thereof be relieved of any obligation  to  pay Rent, and nothing herein shall  require Landlord to make any such improvement,  alterations,  repairs or replacements if  Tenant  fails  to  do  so. However,  in  the  event  improvements, alterations, repairs or replacements are required by ADA during the last  three(3) years  of  the  term,  and Tenant  elects  not  to  make them,  Tenant may terminate this Lease at  any time during the last one (1)  year of the term upon sixty (60)  days prior written notice to  Landlord,  unless  during  such  sixty (60) day  period  Landlord elects  to,  and  commences  to,  make  the  improvements,  alterations, repairs or replacements  required by ADA,  and thereafter diligently completes   the   same,   in  which  event  any  remaining  funds   in  the Reserve Account, or thereafter contributed to the Reserve Account, shall   be   applied   to   the   expense,   and   Tenant   shall   reimburse Landlord  for any portion of the expense in excess of the  funds  in the  Reserve Account  in the ratio of the balance of the term of the Lease over the useful life of the alteration.   Notwithstanding the foregoing,  even if such work is not undertaken by Landlord,  Tenant shall   not   have   the   right   to   terminate   this   Lease   if   the improvement,  alteration,  repair or replacement is required by ADA to  accommodate  a  specific disabled employee of Tenant.
Nothing   in   this   Lease   shall   be   construed   to require  either  Landlord  or  Tenant  to  make  structural  or  capital improvements,  alterations,  repairs or replacements to comply with ADA unless  and until required to do  so  by order of any government entity or court of  law exercising proper  jurisdiction with regard thereto,   subject  to  any  right  to  appeal  or otherwise  contest any such order.
10.6            Tenant may  install  signage  visible  from Genesee Avenue   and  Interstate 5  on  each  of  the  four  elevations  of  the Building,  and a monument sign at the entrance of the Premises,  to the   extent   permitted   by,   and   in  conformity  with,   applicable provisions of  the Project Documents and the City of San Diego Sign Ordinance.  Tenant   acknowledges   it   is   familiar   with   the restrictions  of  the Project Documents  and the City of San Diego Sign   Ordinance,   and  is  not  relying  on  any  representations  or warranty of Landlord regarding the number,  size or location of any signage. No   other   sign,   advertisement,   or   notice   shall   be exhibited,  painted or affixed by Tenant on any part of the Premises which  is  visible  from outside  the  Building,  or  any part  of  the exterior of the Building or elsewhere in the Premises, without the prior  written  consent  of  Landlord,  which  consent  shall  not  be unreasonably withheld.   The  expense  of  design,  permits,  purchase and installation of any signs shall be the responsibility of Tenant and the cost thereof shall be borne by Tenant.   At the termination of the Lease,  all signs shall be the property of Tenant and may be removed from the Premises by Tenant,  subject to the provisions of Article 36.   In the event Tenant receives permission from the City of  San  Diego  under  the  Sign  Ordinance  for  signage  which  is  not allowed   by   other   Project   Documents,   Landlord,   and   Landlord Project Documents, Landlord and Landlord's general   partner,   Chevron  Land   and   Development   Company,   shall reasonably cooperate with Tenant in an effort to amend such other Project Documents  to  allow such signage. 10.7 No equipment shall be placed at a location withinthe  Building other than a location designed to carry the load of the  equipment.  Equipment  weighing   in  excess  of   floor  loading capacity shall not be  placed in the Building.

10.8 Tenant shall  not use or allow the Premises  to be used for any unlawful purpose,  nor shall Tenant cause, maintain or permit  any nuisance or waste in,  on,  or about the Premises.
11.        Brokers.

11.1 Landlord and Tenant represent and warrant one to the  other  that  there  have been  no  dealings  with any  real  estate broker  or  agent  in connection with the  negotiation of this  Lease other  than Iliff,  Thorn & Company,  the fee of which shall be paid by Landlord, and that to the best of their knowledge, no other real estate  broker or agent is or might be entitled to a commission in connection with this Lease other than Iliff, Thorn & Company.   Each shall  indemnify,  defend,  protect, and hold harmless the other from any claim of any other broker as  a result of any act or agreement of  the  indemnitor.
11.2 Tenant represents  and warrants that no broker or agent has made any representation or warranty relied upon by Tenant in   Tenant's   decision   to  enter   into   this  Lease   other   than  as contained  in this  Lease.
11.3 The  employment of  brokers by Landlord is  for the purpose of solicitation of offers of lease from prospective tenants and   no   authority   is   granted   to   any   broker   to   furnish   any representation (written or oral)  or warranty from Landlord unless placed within this Lease.   Landlord in executing this Lease does so in reliance upon Tenant's representations and warranties contained within  Sections 11.1 and 11.2.

12.	Holding Over.

12.1 If, with   Landlord's   consent,   Tenant   holds possession of all or any part of the Premises after the expiration or earlier termination of this Lease,  Tenant shall become a tenant from  month  to month upon the data of such expiration or  earlier termination,   and  in  such  case  Tenant  shall  continue  to  pay  in accordance  with Article 5  the  Basic  Annual  Rent  as  adjusted  from the Term Commencement Date in accordance with Article 6,  together with  Operating  Expenses  in  accordance  with Article 7  and  other Additional  Rent  as  may be payable  by Tenant,  and  such month-to-month  tenancy shall be  subject to every other term,  covenant and condition contained herein.
12.2  if  Tenant  remains   in  possession  of   all  or  any portion of the Premises after the expiration or earlier termination of the term hereof without the express written consent of Landlord, Tenant  shall become a tenant at sufferance upon the terms of this Lease  except  that  monthly  rental  shall  be  equal  to  one  hundred twenty   five  percent (1251) of  the   Basic  Annual  Rent   in  effect during  the  last twelve (12)  months  of  the Lease  term.

12.3  Acceptance   by   Landlord   of   Rent   after   such expiration. or earlier termination shall not result in a renewal or reinstatement of this  Lease.

12.4 The foregoing provisions of this Article 12 are in addition  to  and do not affect Landlord's  right to re-entry or any other  rights  of  Landlord  under  Article 24  or  elsewhere  in  this Lease  or  as  otherwise provided by law.

13.	Taxes and Assessments.
13.1 Tenant shall pay and discharge as they become due, promptly  and  before  delinquency,   all  taxes,   assessment,   rates, charges,  license fees, municipal liens, levies, excises or imposts, whether general or special, or ordinary or extraordinary, of every name,   nature,   and   kind  whatsoever,   including  all  governmental charges  of whatsoever name,  nature,  or kind, which may be levied, assessed,  charged,  or  imposed,  or may become a lien or charge on the   Premises,   or  any  part  thereof,  or  any  improvements  now  or hereafter thereon, or on Landlord by reason of its ownership of the Premises or any part thereof,  during the entire term hereof,  saving and   excepting  only  those  taxes   hereinafter  in  this  Article 13 specifically excepted.
13.2 Specifically and without  in any way limiting the generality of the  foregoing,  Tenant shall pay any and all special assessments or levies or charges made by any municipal or political subdivision for local  improvements, and shall pay the same in cash as they shall  fall due and before they shall become delinquent and as   required  by   the   act   and  proceedings   under  which  any  such assessments  or   levies  or  charges  are  made  by  any  municipal  or  political subdivision.   If the right is given to pay either in one sum or in installments,  Tenant may elect either mode of payment and its   election  shall   be  binding  on  Landlord. If   by  making  an election to pay in  installments, any of the installments shall be payable  after the  termination of this Lease or any extended term thereof,  the  unpaid installments shall be prorated as of the data of  termination,  and amounts payable after said date shall be paid by  Landlord. All   other  taxes  and  charges  payable  under  this Article 13  shall be prorated as of and payable at the commencement and  expiration  of   the  term  of  this  Lease,  as  the  case  may  be. Landlord  shall  not  during  the  term of  this  Lease  undertake  any action  to  place  any special assessments,  levies or charges on the Premises  without  first  obtaining  the  prior written  approval  of Tenant,   other  than  those  due  to  new  construction,  those  payable under  any of  the  Project Documents,  and those  imposed by the City of San Diego or other government entity over which Landlord has no control. If  Landlord does undertake such action without Tenant's approval,   Landlord,   and   not   Tenant,   shall   pay   any   special assessments,  levies  or charges sought by such action.
13.3  Landlord   shall   make   commercially   reasonable efforts  to maintain  the  assessed value of the Premises as  low as reasonably practical  for real  estate  tax purposes.   Tenant  shall not be required to pay any portion of real estate taxes which would not  be  owing but  for  a Change in Ownership (as  defined in Section 60  et  seq.  of  the  California  Revenue  and  Taxation Code)  of  the Premises (except   for  a  conveyance  of  Tenant's   interest  in  the Lease)  except to  the  extent the assessed value of the Premises (as of the date of the Change in Ownership,  and subsequently as of any later   assessment   date)   is   no  more   than   the   greater   of   the following:

(i) The  present  value  of   the  Real  Property ($1,901,000),   plus   the   cost  of  Landlord's   Work   and  Tenant's Improvement Work, plus the cost of any subsequent improvements made by-Landlord or Tenant, but excluding the cost of any trade fixtures or other property belonging to Tenant which is  taxed as  personal property;  or
(ii) The purchase price paid for the Premises to Landlord by the  first arms length purchaser of the Premises, plus the   cost   of   Landlord's   Collateral   and  Tenant's   Property,   but excluding   the   cost   of   any   trade   fixtures   or   other   property belonging to Tenant which is  taxed as personal property as   each  amount   is   increased  in   proportion  to increases  in  the  Consumer Price  Index described in Section 6.2(b) hereof  from the  date of Substantial Completion (if  subsection (i) above  is  applicable)  or the date of sale (if subsection (ii)  above is  applicable)  to  the date of  any subsequent Change in Ownership.

Nothing in this Section 13.3 reduces Tenant's obligation to  pay  real  estate   taxes  attributable  to  increases  in  assessed value  independent of  increases  in assessed value resulting from a Change  in Ownership,   including  any  normal  increases  in assessed value  following a Change in Ownership.

13.4  Anything   in   this   Article  13   to   the   contrary notwithstanding,  Tenant  shall  not be  required  to pay any estate, gift,  inheritance, succession,  franchise, income, or excess profits taxes   that   may   be   payable   by   Landlord   or   Landlord's   legal representative,  successors,  or assigns.
13.5  Any  and  all  rebates  on account of  taxes,  rates, levies,   charges  or  assessments  required  to  be  paid  and paid  by Tenant under the provisions of this Lease shall belong to Tenant, and Landlord will,  on the request of Tenant,  execute any receipts, assignments,  or other acquittances that may be necessary in order to secure  the  recovery of the rebates,  and will pay over to Tenant any rebates  that may be received by Landlord.
13.6  Within  ninety (90)  days  following the conclusion of  each calendar year during the  term of  this  Lease,  and at such more   frequent   times   as  Landlord  may  reasonably  request,   Tenant shall obtain and deliver to Landlord receipts or duplicate receipts or copies  thereof evidencing payment of all taxes,  assessments and other items required hereunder to be paid by Tenant,  together with an accounting  showing in reasonable detail the taxes,  assessments and other  items  paid.

13.7 Tenant  shall   pay  not   less   than  ten (10) days before delinquency taxes levied against any improvements, fixtures, equipment  and personal property of Tenant or Landlord in or about the Premises,  including any and all personal property installed as part  of  Landlord's  Work  or  Tenant's  Improvement Work,  including Landlord's Property,  Landlord's Collateral,  and Tenant's Property.
13.8 If  Tenant shall  in good  faith desire to contest the  validity  or  amount  of  any  tax,   assessment,   levy,   or  other governmental  charge  herein  agreed  to  be  paid  by  Tenant,  Tenant shall  be permitted to do so,  and to defer the payment of said tax or charge,  the validity or amount of which Tenant is so contesting, until   final  determination of  the  contest,  by  giving to  Landlord written  notice  thereof prior  to  the  commencement of  any contest, which shall be at least fifteen (15) days prior to delinquency,  and by protecting  Landlord on demand by a  good and sufficient surety bond   against   any   tax,   levy,   assessment,   rate  or  governmental charge,   and   from  any  costs,   penalties,   interest,   liability,  or damage arising out of a contest. Landlord shall  not be required to  join  in  any proceeding or contest brought by Tenant unless the provisions  of  any  law  require  that  the  proceeding or contest  be brought  by  or  in  the  name  of  Landlord.   In  that  case,  Landlord shall  join in the contest or permit it to be brought in Landlord's name   so   long  as   Landlord  is   not  required  to  bear  any  costs. Tenant,  on  final  determination of  the contest,  shall  immediately pay or  discharge  any decision or judgment rendered,  together with all   costs,   charges,   interest  and  penalties   incidental   to  the decision or  judgment.
13.9 To  the  extent  Tenant  fails  to  make  any payment required   by  this  Article 13   and  Landlord  does   so  on  Tenant's behalf,   Tenant   shall  reimburse  Landlord  for  the  cost  thereof pursuant  to the provisions of Sections 7.1 and 24.3 of this  Lease.

14.        Condition of _Premises.

14.1 Tenant acknowledges that neither Landlord nor any agent of Landlord has Tenant acknowledges that neither Landlord nor and agent of Landlord has made any representation or warranty, express or  implied,  with respect to the condition of the Premises,  or to Landlord's Work or Tenant's  Improvement Work,  except as set forth herein,   or  with  respect  to  their  suitability  for  the  conduct  of Tenant's  business.

14.2  Upon   Substantial   Completion   of   the   Premises, Tenant   shall  accept  the  Premises,  including  Landlord's  Work and Tenant's   Improvement  Work,   in  the  condition  in  which  they  then exist,  and shall waive any right or claim Tenant may have against Landlord  for any cause  directly or indirectly arising out of  the condition  or  delay  in  delivery  of  possession  of   the  Premises, appurtenances thereto,  the  improvements  thereon and the equipment thereof,  except for (i)  responsibility for damages  in the event of completion   delays   to   the   extent   of   Section 4. 3 hereof, (ii)  responsibility for allocation of property pursuant to Section 4. 7, (iii)  the warranties  made by Landlord under Section  14.4 to The extent   thereof, (iv)responsibility   for   covenants   and representations   made   by   Landlord   in   Section 39.8, (v)  the obligation  to  deliver the Premises  lien-free pursuant  to  Section 35.4, and (vi)   the  completion  of  punch-list  items  pursuant  to Section 6.3 of the Work Letter.   Tenant shall thereafter indemnify, defend,   protect  and  hold  Landlord  harmless   from  liability,   as provided in Article 20 of the Lease.   In the event any pilot plant manufacturing facility is not then complete, such acceptance of the pilot  plant,  and waiver  with  regard  thereto,  shall  apply  at  the date  it  is  completed.
14.3 Tenant's   taking  possession  of  the  Premises  and acceptance  of  the  Premises  shall  not  constitute  a waiver of  any claims   based   upon   warranty   or   defect   In   regard   to   design, materials,   or  construction  of   the  Land  Improvements,   Building Shell, and   Tenant's Improvement   Work   against   the   design professional,   contractor,   materialman,   manufacturer,   or   other responsible   party (other   than   Landlord,   whose   liability   is described in Section 14.4 below), nor for failure of any such party (other than Landlord)  to  comply with all applicable building code Requirements (including   but   not   limited   to   seismic   Zone 4 regulations),   laws, rules,   orders,   ordinances,   directions, regulations,   permits, approvals, and   requirements   of   all governmental  agencies,   offices,  departments,  bureaus  and  boards having  jurisdiction,  nor  for  failure  to  comply  with  the  rules, orders, directions, regulations, and requirements of any applicable  fire  rating bureau.   Landlord hereby assigns to Tenant, and Tenant shall  have  the benefit  of,  on  a  non-exclusive basis,  any and all warranties with respect to the design, materials and construction Of  the Premises which are assignable to Tenant,  together with all other   rights   and   claims   it   may   have   against   any   design professional,   contractor,   materialman,   manufacturer,   or   other responsible party,  or from applicable insurance policies.   Landlord and Tenant agree to cooperate with regard to the enforcement of all such  warranties,  rights  and claims.   All  such warranties,  rights and claims shall revert to Landlord exclusively upon the expiration or  earlier  termination  of  this  Lease.   Tenant  shall  comply with whatever maintenance and similar standards are required to maintain any applicable warranties  in affect.
14.4 Landlord (including  the  Landlord  herein  named, Nexus/Chevron Partnership (Lot 13),  even if Landlord's  interest in the Lease  is assigned) warrants to Tenant that Landlord's Work and Tenant's Improvement work will be, on Substantial Completion, built in a good and workmanlike manner and in substantial compliance with Landlord's Plans  and Tenant's Improvement Plans and all applicable building  code  requirements (including but  not  limited  to  seismic Zone 4  regulations),  laws,  rules,  orders,  ordinances,  directions, regulations,   permits, approvals,   and   requirements   of   all governmental  agencies,  offices,  departments,  bureaus  and  boards having   jurisdiction,   and  with   the   rules,   orders,   directions, regulations, and requirements of any applicable fire rating bureau. However,  nothing herein shall be construed to make Landlord liable  for  any  defects   in  or  arising  from  Tenant's  Improvement  Plans, which  are  the  responsibility  of  Tenant.   The  warranty  given  by Landlord  in  this  Section 14.4 shall  terminate one (1) year  after the  recording of  the notice of completion of the Premises,  except for   any   breach   claimed   by  Tenant,   as   long  as (a)   Tenant   has notified Landlord of  such claim of breach (identifying the  breach in   reasonable  detail)   within  such  one (1) year period  and (b) Tenant  files  a  lawsuit  or  arbitration  based  upon  such  claim  of breach  and gives  written  notice  thereof  to Landlord within three (3)  months after the expiration of such one year period.   Landlord and   Tenant   shall   cooperate   with   regard   to   the   repair   and replacement of any improvements for which they are responsible from recoveries  from any applicable warranty or insurance policy.
 15.            Parking Facilities.

15.1 Tenant  acknowledges   that  interior  and  exterior areas  used for Tenant's  equipment,  Hazardous Material  enclosures, trash  enclosures,   mechanical  systems,  and  the  like  will  reduce available  parking.
15.2  Tenant   shall   not  place  any  equipment,   storage containers or any other property on the surface parking area except in accordance with Landlord's Plans or Tenant's  Improvement Plans or as  otherwise approved by Landlord, which approval  shall not be unreasonably withheld,  or allowed by the Project Documents.

16.        Utilities  and Services.

16.1 Tenant  shall pay directly to the provider,  prior to delinquency,  for all water,  gas, electricity,  telephone,  sewer, and other utilities  which may be furnished to the Premises during the term of this Lease,  together with any taxes thereon.   The cost of   installing   the   house  water  utility  meter  shall  be  paid  by Landlord (as part of the cost of the Building Shell),  and the cost of  installing the  house electrical  and other utility meters  shall be paid  from the Tenant  Improvement Fund.
16.2  Landlord  shall  not be  liable  for,  nor shall any eviction of Tenant result  from,  any failure of any such utility or service,  provided such failure is not due to the gross  negligence or willful misconduct of Landlord, and in the event of such failure Tenant shall not be entitled to any abatement or reduction of Rent, nor be relieved from the operation of any covenant or agreement of this  Lease,  and Tenant waives any right to terminate this Lease on account  thereof.

17-        Alteration*.

17.1 Tenant  shall  make  no  alterations,   additions  or Improvements (hereinafter in this section, "improvements")  in or to the Premises, other than interior non-structural improvements which do not involve modifications to plumbing, electrical or mechanical installations,   without  Landlord's  prior  written  consent,   which shall   not   be   unreasonably  withheld. Tenant   shall   deliver   to Landlord  final  plans  and specifications and working drawings  for the  improvements  to Landlord,  and Landlord shall have fifteen (15) days  thereafter to grant or withhold its consent.   If Landlord does not  notify Tenant  of  its  decision within  the  fifteen (15)  days, Landlord shall be deemed to have given its  approval.
17.2  If   a   permit   is   required   to   construct   the improvements,   Tenant   shall   deliver   a   completed,   signed-off inspection card to  Landlord within ten (10)  days of  completion of the  improvements,  and shall promptly thereafter obtain and record a  notice  of completion and deliver a copy thereof to Landlord.
17.3 The  improvements   shall  be  constructed  only  by  licensed contractors approved) y Landlord, which approval shall not be  unreasonably withheld.   Any such contractor must have in force a general liability insurance policy of not less than $2,000,000 or such higher limits as Landlord may reasonably require, which policy of  insurance shall name Landlord as an additional insured.   Tenant shall   provide   Landlord  with   a  copy  of   the  contract   with  the contractor prior to  the commencement of construction.
17.4 Tenant  agrees  that  any work  by Tenant  shall be accomplished   in  such  a  manner  as  to  permit  any  fire  sprinkler system and fire water supply lines to remain fully operable at all times  except when minimally necessary for building reconfiguration work.
17.5 Tenant covenants and agrees that all work done by Tenant shall be performed in full compliance with all laws,  rules, orders,   ordinances,  directions,  regulations,  permits,  approvals, and   requirements   of   all   governmental   agencies,   offices, departments,  bureaus and boards  having  jurisdiction,  and in  full compliance  with  the  rules,  orders,  directions,  regulations,  and requirements  of  any applicable  fire rating bureau.   Tenant  shall provide  Landlord with  "as-built"  plans  showing  any change  in the Premises  within thirty (30)  days  after completion.

17.6 Before  commencing any work  (other  than  interior non-structural alterations,  additions or improvements which do not involve   modifications   to   plumbing,   electrical   or   mechanical installations),  Tenant shall give Landlord at least five (5)  days' prior written notice of the proposed commencement of such work and, for   any   such  work  which  exceeds  Twenty  Five  Thousand  Dollars ($25,000.00)  in cost,  if required by Landlord,  secure  at Tenant's own cost and expenses a completion and lien indemnity bond approved by Landlord,  which approval will not be unreasonably withheld.
18.        Repairs  and Maintenance.

18.1Tenant  shall,  throughout the term of  this Lease, at   its   own   cost   and   expense (subject   to   recovery   under   any warranties assigned to Tenant under Section 14.3),  and without any cost  or  expense  to Landlord,  keep and maintain in  good,  sanitary and neat order,  condition, and repair,  the Premises and every part thereof (subject  to  wear  and  tear  consistent  with  commercially reasonable   maintenance   and   repair   standards   applicable   to  comparable   buildings), including structural and capital improvements,  all  improvements,  fixtures,  equipment and personal -property built or installed with the Tenant improvement Fund,  and all appurtenances thereto, including but not limited to sidewalks, parking   areas,   curbs,   roads,   driveways,   lighting   standards, landscaping,  sewers, water, gas and electrical distribution systems and   facilities,   drainage   facilities,   and   all  signs,   both illuminated  and  non-illuminated that  are  now or hereafter on the Premises.   Without  in any way limiting the foregoing, Tenant shall maintain the lines designating the parking spaces in good condition and  paint the  same  as  often as--may be  necessary,  so that they are easily  discernable  at  all  times;  resurface  the  parking  areas as necessary  to  maintain  it  in  good  condition;  paint  any  exterior portions  of  the  Building  as  necessary  to  maintain  them  in good condition;  maintain  the  roof  in  good  condition;  and  to  take all reasonable  precautions  to  insure  that  the  drainage  facilities of the  roof are not clogged and are in good operable condition at all times.

18.2  Tenant shall at all times during the term of this Lease,   and  at   Tenant's   expense,   maintain  the  exterior  of  the Building,  the parking areas,  landscaping and all other portions of the Premises visible from the surrounding streets in a commercially reasonable   condition,   and   shall   maintain   sightly   screens, barricades or enclosures  around any waste or storage areas.
18.3 Tenant hereby waives Civil Code Sections 1941 and 1942  relating to  a  landlords  duty to maintain the  Premises in a tenantable condition,  and the under said sections or under any law, statute or ordinance  now or hereafter in effect to make repairs at Landlord's expense.
18.4  There   shall   be   no   abatement   of   Rent  and  no liability of Landlord by reason of any injury to  or interference with  Tenant's  business  arising  from  the  making  of  any  repairs, alterations or  improvements  in or to any portion of the Premises, or in or to improvements,  fixtures, equipment and personal property therein.   If repairs or replacements become necessary which by the terms  of  this  Lease  are  the  responsibility of  Tenant  and  Tenant fails   to  make  the  repairs  or  replacements,   Landlord  may  do  so pursuant to the provisions  of Section 24.3 of this  Lease.

18.5 Tenant shall each month, on the first day of each calendar   month   of   the   term   of   this   Lease,   deposit   into   a segregated,  interest-bearing  bank  account  in  a  federally insured bank  or  savings  institution  an amount  equal  to  one  and one half percent (1-1/2%)   of   Basic  Annual.  Rent  due  for  that  month,  to provide for future replacements to improvements and fixtures within the Demised Premises (the  "Reserve Account").   The Reserve Account shall  remain  the  property  of  Tenant,  but  disbursements  from  the Reserve  Account   shall  be  made  only  by  joint  check  executed  by Landlord and Tenant upon the mutual consent of Landlord and Tenant, which consent shall not be unreasonably withheld.   Landlord shall, within  ten (10)   days  after  receipt  of  a  written  request,  either sign  any such check or convey in writing to Tenant  any objections to  signing the  check,   and  shall  thereafter  diligently work with Tenant  to resolve any differences with regard to the disbursement. The  Reserve Account  shall be used to help defray Tenant's  expense of repairing or replacing capital improvements, such as the cost of replacing the  roof,  resurfacing the parking areas,  and replacing major   components   of   the   electrical,   mechanical   and   plumbing systems,  and in no event shall be used to help defray the repair or replacement  of   a  capital  improvement  if  the  cost  of  repair  or replacement   is   less   than  Seven  Thousand   Five  Hundred  Dollars ($7,500.00)  Tenant  shall  account  to  Landlord  on  at  least  an annual   basis   for   interest   earned   thereon   and   expenditures therefrom.   The Reserve Account shall serve as additional security for the Lease,  and all provisions of Article 3  of  the Lease  shall apply thereto as  if the Reserve Account was proceeds of the Letter of  Credit. Any  amount  in  the  Reserve  Account  remaining  at  the expiration of  the  Lease shall  remain the property of Tenant.

18.6  Notwithstanding  anything  in  this  Lease  to  the contrary,  Tenant  shall  not be  required  to make  any structural or capital improvements, alterations, repairs and replacements to the Premises  during the  last three (3) years of  the  term if there are insufficient   funds   in   the  Reserve   Account   for  such  purpose, although  this  Lease  shall  nevertheless  remain  in  full  force  and effect  and Tenant shall not on account thereof be relieved of any obligation to  pay Rent,  and nothing herein shall require Landlord to   make   any   structural   or  capital   improvements,   alterations, repairs or replacements if Tenant fails to do so.   However,  in the event any structural or capital improvements,  alterations, repairs and  replacements  are  required during the  last three (3)  years  of the  term  and Tenant  elects  not to make them,  Tenant may terminate this  Lease  at  any  time during  the  last  one (1) year  of  the  term upon   sixty (60) days  prior  written   notice  to  Landlord,   unless during such sixty (60) day period Landlord elects to, and commences to,   make   the   required   improvements,   alterations,   repairs   or replacements,   and  thereafter  diligently  completes  the  same,   in which   event   any   remaining   funds   in   the   Reserve   Account,   or thereafter contributed to the Reserve Account,  shall be applied to the expense,  and Tenant shall reimburse Landlord for any portion of the  expense  in  excess of  the  funds  in  the  Reserve Account  in the ratio of the balance of the term of the Lease over the useful life of the  alteration.

19.        Liens,
19. 1 Tenant   shall   keep  the   Premises  and  every  part thereof   free   from   any   liens   arising   out   of   work   performed, materials   furnished  or  obligations  incurred  by  Tenant. Tenant further covenants and agrees that any mechanic's lien filed against the Premises  for work claimed to have been done for,  or materials claimed  to  have  been  furnished to,  Tenant,  will be  discharged by Tenant,  by  bond  or  otherwise,  within  thirty (30) days  after  the filing thereof (or within ten (10)  days after the filing thereof if requested by Landlord as necessary to facilitate a pending sale or refinancing),  at the cost and expense of Tenant.

19. 2 Should  Tenant  fail  to discharge any lien of  the nature   described   in   Section 19.1,  Landlord  may  at   Landlord's election   pay   such   claim or post  a  bond  or  otherwise  provide security  to  eliminate  the  lien  as  a  claim  against title and  the cost  thereof  shall  be  immediately due  from Tenant  as  Additional Rent.

19.3 In  the  event  Tenant  shall  lease  or  finance  the acquisition  of  office  equipment,  furnishings,  or other personal property utilized by Tenant in the operation of Tenant's business, Tenant   warrants   that   any   Uniform   Commercial   Code   financing statement  executed  by  Tenant  will  upon  its  face  or  by  exhibit thereto  indicate that such financing statement is applicable only to   personal   property  of  Tenant  specifically  described  in  the financing  statement,   and  that  such  property  is  subject  to  the provisions of Section 30 regarding the removal of property on the expiration or earlier termination of this Lease.   In no event shall the address of the Building be furnished on the financing statement without qualifying language as to applicability of the lien only to personal property of Tenant described in the financing statement. Should any holder of a security agreement executed by Tenant record or   place   of   record   a   financing   statement   which   appears   to constitute a  lien against any interest of Landlord,  Tenant shall within. ten (10)  days after the  filing of such financing statement cause (i)  copies  of  the security agreement or other documents to which the financing statement pertains to be furnished to Landlord to  facilitate  Landlord's being in a position to show such lien is riot applicable to any interest of Landlord,  and (ii)  the  holder of the security interest to amend documents of record so as to clarify that such lien is not applicable to any interest of Landlord in the Premises.Nothing  herein  shall  be  deemed  to  imply  any  security interest in favor of Landlord in Tenant's Property, or that Tenant may not grant security  interests in Tenant's Property to others.
20.        Indemnification and  Exculpation.
20.1Tenant   agrees   to   indemnify   Landlord,   and   its partners   and   affiliates,   and   their   respective   shareholders, directors, officers, agents, contractors and employees (collectively,   "Landlord's  Agents"),   against,   and  to   protect, defend,  and save them harmless from, all demands, claims, causes of action,   liabilities,   losses   and  judgments,   and  all   reasonable expenses incurred in investigating or resisting the same  (including reasonable attorneys'  fees),  for death of or injury to  person or damage  to property arising out of (i)   any occurrence in, upon or about  the  Premises  during the  term of this Lease, (ii)  Tenant's use,   occupancy,   repairs,  maintenance,   and  improvements  of  the Premises  and  all  improvements, fixtures, equipment and personal property  thereon,  and  (iii)   any  act  or  omission  of  Tenant,   its shareholders,   directors,  officers,  agents,  employees,   servants, •contractors,  invitees  and subtenants.   Tenant's obligation under this   Section20.1shall   survive   the   expiration   or   earlier termination of  the  term of this Lease.

20.2 Landlord agrees to  indemnify Tenant and Tenant's shareholders, directors, officers, agents, and   employees (collectively  "Tenant's  Agents")  against  and  save  them  harmless from  all  demands,  claims,  causes  of action and judgments,  and all reasonable expenses  incurred in investigating or resisting the same (including reasonable attorneys'  fees),  for death of, or injury to, any  person  or   damage   to   property  arising   from  or  out  of  any occurrence in,  upon,  or about the premises during the term of this Lease  if  caused  by  the  willful misconduct or gross  negligence of Landlord   or  Landlord's   directors,   officers,   agents,   employees, servants,  contractors,  invitees  and subtenants,  unless caused in part  by  the  willful  misconduct  or gross  negligence of Tenant or Tenant's  Agents. Landlord's  obligations  under  this  Section 20.2 shall survive the expiration or earlier termination of the term of this  Lease.

20.3 Notwithstanding any provision of Sections 20.1 and 20.2  to  the  contrary,  Landlord  shall not  be  liable  to Tenant and Tenant   assumes   all   risk   of   damage   to   any   fixtures,   goods, inventory, merchandise, equipment, records, research, experiments, animals and other living organisms, computer hardware and software, leasehold  improvements,  and other personal property of any nature whatsoever (including  any personal property  installed as part of Tenant's  Improvement  Work),  and Landlord  shall not be  liable for injury   to   Tenant's   business   or   any   loss   of   income   therefrom relative to such damage,  unless caused by Landlord's or Landlord's Agents'  willful misconduct or gross negligence.
20.4 The   indemnity  obligations  of  both  Landlord  and Tenant  under this  Section 20  shall be  satisfied  to  the extent of proceeds of applicable insurance maintained by Tenant to the extent thereof,   and  thereafter  to  proceeds  of  any  applicable  insurance maintained by  Landlord;  Landlord and Tenant  shall be  required to satisfy any such obligation only to the extent it is not satisfied by proceeds  of  applicable  insurance as set  forth above.
20.5 Security  devices   and   services,   if   any,   while intended to deter crime may not in given instances prevent theft or other  criminal  acts  and  it  is  agreed  that Landlord  shall not be liable   for  injuries  or  losses  caused  by  criminal  acts  of -third parties   and   the   risk   that  any  security  device   or  service  may malfunction or otherwise be  circumvented by a criminal is assumed by   Tenant. Tenant   shall   at   Tenant's   cost   obtain   insurance coverages   to  the  extent  Tenant  desires  protection  against  such criminal  acts.

21.        Insurance-  Waiver of Subrogation.
21.1 Commencing prior to Tenant's first entry onto the 'Premises  for purposes  of installing any improvements,  fixtures or personal  property,  but  no  later than the Term Commencement Date, and continuing at  all  times  during the  term of this  Lease,  Tenant shall  maintain,  at  Tenant's  expense,  commercial  general liability insurance,  on  an  occurrence  basis,  insuring Tenant  and Tenant's agents,  employees  and  independent  contractors  against  all  bodily injury,   property  damage,   personal  injury  and other  covered loss arising out of  the use,  occupancy,  improvement and maintenance of the  Premises  and  the  business operated by  Tenant,  or  any  other occupant,  on  the  Premises.   Such insurance  shall  have a minimum combined single limit of liability per occurrence of not less than $5,000,000,00 and a general aggregate limit of  $5,000,000.00.  Such insurance  shall: (i) name   Landlord,   and   Landlord's   lenders   if required  by such  lenders,  and any management company  retained to manage   the   Premises   if   requested  by  Landlord,   as   additional insureds; (Li)  include   a   broad   form   contractual   liability endorsement   insuring   Tenant's   indemnity   obligations   under Section 20.1; (iii)  include   a   products   liability   coverage endorsement, a boiler and machinery liability endorsement,  and a products  completed operations  coverage endorsement; (iv)  provide that  it is primary coverage and noncontributing with any insurance maintained by Landlord or Landlord's lenders, which shall be excess insurance  with  respect  only  to  losses  arising  out  of  Tenant's negligence;   and (v)  provide   for   severability   of   interests   or include a cress-liability endorsement, such that an act or omission of an insured shall not reduce or avoid coverage of other insureds.
21.2 At all times during the term of this Lease, Tenant shall   maintain,   at   Tenant's   expense,   "all   risk"   insurance, including,  but  not limited to,  coverage against loss or damage by fire,   flood,   vandalism,   and   malicious   mischief   covering   the Building (exclusive   of  excavations,   foundations  and  footings), Tenant's  Improvements (whether owned  by Landlord  or  Tenant),  and all  other  improvements  and  fixtures  that  may  be  constructed  or installed  on  the  Premises,   in  an  amount  equal  to  one  hundred  percent (100%) of  the   full  replacement  value  thereof. If  any boilers or other pressure vessels or systems are installed on the Premises,  Tenant  shall maintain,  at Tenant's  expense,  boiler  and machinery  insurance   in  an  amount  equal  to  one  hundred  percent  (1001)  of the  full replacement value thereof.   At all times during the   course   of   any   major  demolition  or  construction  permitted hereunder, or any restoration pursuant to Articles 22 or 23, Tenant shall  maintain,   at  Tenant's  expense,  "all  risk"  builder's  risk insurance,  including, but not limited to, coverage against loss of damage by fire,  flood,  vandalism and malicious mischief,  covering improvements  in  place  and all  material  and equipment  at  the  job site  furnished  under contract,  in an amount equal  to one  hundred percent (100%) of   the   full   replacement   value   thereof. Theinsurance   described   in   this   Section 21.2   shall: (i)  insure Landlord,  and  Landlord's  lenders  if required by such lenders,  as their  interests  may  appear; (ii)  contain  a Lender's  Loss  Payable Form (Form 438  BFU or equivalent)  in  favor of Landlord's  lenders and name Landlord, or Landlord's lender if required by such lender, as  the  loss  payee; (iii)  provide  for severability of  interests or include a cross-liability endorsement, such that an act or omission of an insured shall not reduce or avoid coverage of other insureds; (iv)   include  a  building  ordinance  endorsement,  an  agreed  amount endorsement  and an inflation endorsement;  and (v)  provide  that it is   primary   coverage   and   noncontributing   with   any   insurance maintained by Landlord or Landlord's lenders, which shall be excess insurance.   The  full  replacement value of  the  Building,  Tenant's Improvements and other improvements and fixtures insured thereunder shall be determined by the company issuing the insurance policy and shall be redetermined by said company within  six (6)  months  after completion  of   any  material  alterations  or  improvements  to   the Premises   and  otherwise  at  intervals  of  not  more  than  three (3) years.   Tenant shall promptly increase the amount of the  insurance carried   pursuant   to   this   Section 21.2 to   the   amount   so redetermined. The   proceeds  of  the  insurance  described  in  this Section shall be used for the repair,  replacement and restoration of  the  Premises  and  Tenant's  Improvements  and other  improvements and fixtures insured thereunder, as further provided in Article 22; provided,  however,   if  this  Lease  is  terminated  after  damage  or destruction,   the   insurance   policy   or   policies,   all   rights thereunder and all insurance proceeds shall be assigned to Landlord and.  Tenant  in  an  equitable manner  taking  into  consideration  the unamortized portion of each party's contribution toward the cost of the Tenant's Improvements with respect to which such proceeds have been paid.

21.3 At all times during the term of this Lease, Tenant shall   maintain,   at   Tenant's   expense,   business   interruption insurance   in   order   to   insure   that   the   Basic  Annual   Rent   and Operating Expenses provided for hereunder will be paid for a period of  up to  two (2) years  after  any casualty  insured  against  by all risk  policy of  insurance  described  in Section 21.2 above  or  any restriction of access to the Premises as a result of such casualty.
21.4 At all times during the term of this Lease, Tenant shall  maintain,  at  Tenant's  expense,   "all risk°  insurance  against all  other  personal  property,  including  trade  fixtures,  equipment and merchandise,  of  Tenant or any subtenant of Tenant that may be occupying the Premises,  or any portion thereof,  from time to time, in an amount equal  to the  full replacement value thereof.

21.5 At all times during the term of this Lease, Tenant shall maintain workers'  compensation insurance in accordance with California law and employers'  liability insurance with a  limit of not   less   than $2,000,000   per   employee   and $2,000,000   per occurrence.

21.6  All  of  the  policies  of  insurance  referred  to  in this  Article 21   shall  be  written  by  companies  authorized  to  do business   in California   and   rated   A+VII   or  better   in   Best's Insurance Guide.   Each insurer referred to in this Article 21 shall agree,  by endorsement on the  applicable  policy or by  independent instrument  furnished to Landlord,  that it will give Landlord,  and Landlord's  lenders  if required by such lenders,  at least  ten (10) days'  prior written notice by registered mail before the applicable policy  shall  be  cancelled  for  non-payment of  premium,  and thirty (30)  days'   prior  written  notice  by  registered  mail  before  the applicable policy shall be cancelled or altered in coverage, scope, amount  or  other material  term  for any other reason (although  any failure of an insurer to give notice as provided herein shall not be  a breach of  this  Lease by Tenant).   Tenant shall pay all of the premiums for such insurance and all deductible amounts provided for thereunder.  No policy  shall  provide  for a deductible  amount  in excess   of $5,000, unless   approved   in   advance   in   writing   by Landlord,   which   approval   shall   not   be   unreasonably   withheld. Tenant   shall  deliver  to  Landlord,   and  to  Landlord's  lenders  if required   by   such   lenders,   copies   of   the   insurance   policies, certified by the insurer, or certificates evidencing such insurance policies,  issued by the  insurer,  together with evidence of payment of   the   required   premiums,   prior   to   the   required   date  for commencement of such coverage.   At least thirty (30)  days prior to expiration of  any such  policy,  Tenant shall deliver  to Landlord, and Landlord's  lenders  if required by such lenders,  a certificate evidencing   renewal,   or   a  certified  copy  of e   new   policy   or certificate evidencing the same,  together with evidence of payment of  the  required premiums.   If Tenant fails to provide to Landlord any   such   policy   or   certificate   by   the   required   date   for commencement  of  coverage,  or  within  fifteen (15) days  prior  to expiration  of  any  policy,  or  to  pay  the  premiums  therefor  when required, Landlord shall have the right, but not the obligation, to procure said insurance and pay the premium therefor.   Any premiums paid  by  Landlord  shall  be  repaid by Tenant  to  Landlord with  the next  due  installment of  rent,  and  failure to  repay the same shall have  the  same  consequences  as  failure  to pay any  installment  of Rent.
21.7 If   the   insurance   required   pursuant   to   this Article 21  is materially less  in amount or type of insurance than the  insurance typically carried by owners or tenants of comparable "biotech"   properties   located  in  the  UTC/Torrey  Pines/Sorrento Valley  area  of  San  Diego,   California,   which  are   similar  to   and operated  for similar purposes as the Premises, Landlord may elect to  require  Tenant  to  increase  the  amount of  coverage.   Landlord shall  notify Tenant  in writing of the specific increase required, and Tenant shall have thirty (30)  days after receipt of Landlord's notice  to  effect  the  increase.   Any adjustment pursuant  to  this Section 21.7 may be  made  not more  often  than once  every  five (S) years  unless otherwise agreed by Landlord and Tenant.
21.8 Tenant  may  provide  the  property  insurance  only required  under  this  Article 21  pursuant  to  a  so-called  blanket policy  or  policies   of  property  insurance  maintained  by  Tenant; provided, however,  that the amount and type of coverage afforded to the  Landlord shall  not be reduced or adversely affected from that which  would exist under a separate policy or policies meeting all of  the requirements of this Lease by reason of the use of a blanket policy   of   property   insurance,   and  provided   further   that   the requirements of  this  Article 21  are otherwise  satisfied.

21.9  Landlord and Tenant each hereby waive any and all rights   of  recovery  against  the  other  or  against  the  officers, directors, partners,  employees,  agents, and representatives of the other,   on  account  of   loss  or  damage (including  any  claims   for bodily  injury  to  persons  and/or damage to property)  occasioned to such waiving party or its property or the property of others under its control,  to the extent that such loss or damage is caused by or results  from risks insured against under any insurance policy which insures  such  waiving  party  at  the  time  of  such  loss  or  damage, which  waiver  shall   continue  in  effect  as   long as the  parties' respective  insurers  permit  such waiver under the  terms  of  their respective   insurance   policies   or   otherwise   in  writing. Any termination   of   such   waiver   shall   be   by   written   notice   as hereinafter set  forth.   Prior  to  obtaining policies of  insurance required or permitted tinder this Lease, Landlord and Tenant shall give  notice  to  the  insurers  that  the  foregoing mutual  waiver is contained in this  Lease,  and each party shall use its best efforts to  cause  such  insurer  to  approve  such  waiver  in  writing  and  to cause  each  insurance  policy  obtained  by  it  to  provide  that  the insurer waives all right of recovery by way of subrogation against the  other  party. If   such  written  approval  of  such  waiver  of subrogation  cannot  be  obtained  from any insurer or is  obtainable only upon payment  of  an additional premium which the party seeking to  obtain   the   policy  reasonably  determines   to  be  commercially unreasonable,  the party seeking to obtain such policy shall notify the  other   thereof,   and  the   latter  shall  have  twenty (20) days thereafter   to   either; (i)   identify other   insurance  companies reasonably satisfactory to  the other party that will provide the written approval  and waiver of  subrogation;  or (ii)  agree  to  pay such  additional  premium. If  neither (i)  nor (ii)  are  done,  the mutual waiver set  forth above shall not be operative, and the party seeking to obtain the policy shall be relieved of the obligation to obtain  the  insurer's  written  approval  and  waiver  of  subrogation with respect  to  such policy during such time as such policy is not obtainable  or  is  obtainable  only  upon  payment  of  a  commercially unreasonable   additional   premium  as   described   above. If   such policies shall  at any subsequent time be obtainable or obtainable upon   payment   of   a   commercially  reasonable  additional   premium, neither  party  shall  be  subsequently  liable  for  failure  to  obtain such insurance until  a reasonable time after notification thereof by the  other party.   If  the release of either Landlord or Tenant, as set forth  in  the   first  sentence  of  this  Section 21.9,  shall contravene  any  law  with  respect  to  exculpatory  agreements,  the liability of the party in question shall be deemed not released but shall  be secondary to the other's  insurer.

22.        Damage  or Destruction.

22.1 Tenant   shall   give   written   notice   to   Landlord -immediately upon  any damages to or destruction of the Premises if the loss sustained exceeds Ten Thousand Dollars ($10,000). In the event   of  damage  to  or  destruction  of  all  or  any portion  of  the Premises  or  the  improvements  and  fixtures  thereon (collectively, *improvements")   arising   from  a   risk  covered  by the   insurance described  in  Section 21.2,  Tenant shall within  a  reasonable  time commence and proceed diligently to repair,  reconstruct and restore (collectively, ,restore")  such  improvements  to  substantially the same condition as  they were in-immediately prior to  the casualty, whether  or  not  the  insurance proceeds  are sufficient to cover the actual cost of restoration, provided that in no event shall Tenant be   required  to   pay  from  its  own  funds  more  than  it  would  be required   to   pay   under   Section 22.2 for   uninsured   damage   or destruction.   Except as expressly set forth below, this Lease shall continue  In  full  force and effect,  notwithstanding such damage or destruction.
22.2  In  the event  of  any damage  to or destruction of all or any portion of the improvements arising from a risk which is not  covered  by  the   insurance  described  in  Section 21.2,  Tenant shall.  within  a  reasonable time commence and proceed diligently to restore  the  improvements  to  substantially  the same condition as they were in immediately prior to the casualty, in which case this Lease  shall continue in full force and effect; provided,  however, that if the cost of restoration is reasonably anticipated to exceed a certain percentage calculated below ("Restoration Percentage") of the  total  replacement  value  of  the  improvements  located  on  the Premises   immediately prior  to  the  casualty,  Tenant  may elect  to terminate  this  Lease by delivering to Landlord written notice of its   election   to   terminate  within  thirty (30) days   after   the Restoration Percentage  is determined.   The Restoration Percentage shall  be  fifty percent  (50%) for  the  first  ten  (10)  years  of  the term,  and thereafter shall be that percentage which is equal to the product  of  fifty percent (50%) times  a  fraction the  numerator of which  is  the  number of  full calendar months remaining in the  term after the date upon which the damage or destruction occurs, and the denominator  of  which  is  one  hundred  and  twenty (120). If   for example there are sixty (60)  full calendar months remaining on the date  of  destruction,  the Restoration  Percentage would be  twenty-five  percent  (251) [50%  x  60/120  e  25%). If Tenant's  termination notice   is   not  received  by  Landlord  within  such 30-day  period, Tenant shall be deemed to have elected not to terminate the Lease. If  Tenant  elects  to  terminate  the  Lease,  Landlord shall  have  the right   to  elect,   by  delivering  written  notice  to  Tenant  within thirty (30)  days  after  receipt  of  Tenant's  election,  to  pay  the amount by  which  the  cost  of  restoration  exceeds  the  Restoration Percentage   of   the  total  replacement  value  of  the  improvements located on the Premises immediately prior to the casualty,  in which event   Tenant's   termination  notice  shall  be  void,   Tenant  shall restore  the   improvements  and  this  Lease  shall  continue  in  full force   and   effect. If   Landlord   does   not   elect   to   pay   such restoration costs within such 30-day period, Tenant shall surrender possession  of   the   Premises  within  ninety (90) days   after   the earlier of Tenant's receipt of Landlord's election or expiration of the 30-day   period   for  making  such  election,   this  Lease   shall terminate  as of the date possession of the Premises is surrendered to Landlord, and the parties shall be released from all obligations arising under this Lease after such termination date.   The cost of restoration to be paid by Tenant,  and any such costs to be paid by Landlord  if  it  exercises  the  election described above,  shall  be promptly deposited with the Insurance Trustee described in Section 22.5.

In satisfying  its obligations under this  Section 22.2, Tenant shall  not be required to restore Landlord's  Property and Landlord's Collateral with improvements identical. to Landlord's Property and Landlord's Collateral which were damaged or destroyed; rather,   with  the  consent  of  Landlord,  which  consent will  not be unreasonably withheld, Tenant may restore the damage or destruction with  improvements reasonably equivalent to Landlord's Property and Landlord's  Collateral.   Furthermore,  in no event  shall Tenant be required to restore Landlord's Collateral in an amount in excess of the   replacement  cost  of  the  improvements  damaged  or  destroyed multiplied by a  fraction,  the numerator of which is the remaining years   in  the  term,   and  the  denominator of which  is  twenty (20) Finally,  Tenant shall not be required to restore Tenant's Property or  its  trade  fixtures  or equipment.   Nothing in this subsection, however,   shall   be   construed   to   relieve   Tenant   of   any   other obligations under this Lease, including the obligation to pay Rent.

Notwithstanding  the  forgoing,  in  no  event  shall Tenant   be   required   to   restore   any   capital   or   structural improvements to the Premises during the last three (3)  years of the term  if  there  are  insufficient  funds  in the  Reserve Account  for such purpose, although this Lease shall nevertheless remain in full force   and   effect   and  Tenant   shall   not  on  account   thereof  be relieved  of  any obligation to pay Rent,  and nothing herein shall require   Landlord   to   make   any   such   capital   or   structural Improvements   if Tenant falls  to  do  so. However,   in  the  event Tenant   elects   not   to  make  any  required capital   or   structural improvements,  Tenant may terminate  this  Lease at any time during the   last  one (1) year  of   the  term   upon   sixty (50)days   prior written   notice   to  Landlord,   unless  during  such  sixty (60)day period  Landlord  elects  to,  and  commences  to,  make  the  required restorations,   and  thereafter  diligently  completes  the  same,  in which   event   any   remaining   funds   in   the   Reserve   Account,   or thereafter contributed to the Reserve Account,  shall be applied to the expense, and Tenant shall reimburse Landlord for any portion of the  expense in excess  of  the  funds  in the  Reserve Account  in the ratio of the balance of the term of the Lease over the useful life of  the  alteration.

22.3 In   the   event   of   damage,   destruction   and/or restoration  as  herein  provided,   there  shall  be  no  abatement of Rent,   and  Tenant  shall  not  be  entitled  to  any  compensation  or damages occasioned by any such damage, destruction or restoration.
22.4 Notwithstanding anything to the contrary contained in   this   Article,   should  Tenant  be   delayed  or  prevented   from completing the restoration of the improvements after the occurrence of   such  damage  or  destruction  by  reason  of  acts  of  God,  war, government restrictions,  inability to procure the necessary labor or materials,  strikes, or other causes beyond the control of Tenant (but   excluding   economic   conditions   or   financial   inability  to perform),  the  time  for Tenant to commence or complete restoration shall be extended  for  the time reasonably required as  a result of such  event.
22.5 If insured casualty occurs and the total amount of loss  does  not exceed Ten Thousand Dollars  ($10,000),  Tenant  shall make  the  loss  adjustment with the  insurance  company insuring the loss,  and  the  proceeds  shall be paid directly to Tenant  for the sole  purpose  of  completing  the  restoration  required pursuant  to this Article 22; If the  total amount of loss exceeds Ten Thousand Dollars (S10,000),  Tenant shall make the loss adjustment with the insurance   company,   which   adjustment   shall   be  subject   to   the approval   of   Landlord,   and   the   proceeds   shall   be   immediately deposited with an institutional lender or other entity ("Insurance Trustee")   designated  by  Landlord  and  approved  by  Tenant,  which approval  shall  not  be  unreasonably withheld,  who  shall  agree  to hold   said  proceeds  in  trust  and  to  disburse  said  proceeds  in accordance   with   the   provisions   of   this   Section. If   the improvements  are  damaged or destroyed as  a  result of a risk not covered  by  insurance  as  described  in  Section 22.2, Tenant,  and Landlord  if a contribution from Landlord is  required as  set  forth above,  shall  deposit with the  Insurance Trustee their respective contributions  towards  the cost  of  restoration.   Restoration work shall   not   be   commenced   until   funds   sufficient   to   cover   the estimated   cost   of   restoration   have   been   deposited   with   the Insurance  Trustee.   The  Insurance Trustee  shall disburse  amounts deposited with it  to pay the cost of restoration,  in installments as   construction   progresses,   upon  presentation   of   certificates executed by the architect or engineer retained by Tenant verifying the  amount  due,  on  terms  and conditions approved by Landlord and Landlord's  lender  prior to  commencement of work.   A  ten percent (10%) retainage   shall   be   reserved   from   payments   due   to   the contractor,   which   retainage   shall  be  paid  upon  completion  of restoration,  payment  of  all  costs,  expiration of  all  applicable liens,  and delivery of evidence that the Premises are free from all mechanics'  and materialmen's liens and lienable claims.   Landlord, and Landlord's lenders  if required by such lenders,  shall have the right. to approve requests for reimbursement prior to payment, which approval  shall not  be unreasonably withheld.   Landlord shall have the right to engage an architect or engineer to review and approve requests for disbursement, and reasonable expenses incurred by such party  shall  be  paid  by  the  Insurance  Trustee  out  of  the  funds deposited with the  Insurance Trustee.   If,  at any time during the course of restoration,  the funds held by the Insurance Trustee are not sufficient to pay the actual costs of restoration, Tenant shall 'deposit  the  amount  of  the  deficiency  with  the  Insurance  Trustee within twenty (20)  days after receipt of a written request from the Insurance Trustee.   After restoration has been completed and final payment  has  been made  to Tenant's  contractor,  within fifteen (15) days after demand by either party, the Insurance Trustee shall pay undisbursed  funds  remaining  thereafter  to  Landlord or Landlord's lenders to the extent required by any such lender, to the extent of Landlord's contribution to the fund, and the balance,  it any,  shall be  paid  to  Tenant.   All actual costs and charges of the  Insurance Trustee   shall  be  paid  by  Landlord  to  the  extent  of  Landlord's contribution  to  the  fund,  and  thereafter  by Tenant. Each  party shall   promptly   execute   all   documents   and   perform   all   acts reasonably   required   by   the   Insurance  Trustee   to   perform  its obligations  under this Section.

22.6 If   restoration   is   required   pursuant   to   this Article,   Tenant,  at  its  expense,  shall  prepare  final  plans  and specifications and working drawings for the work in compliance with all   applicable  laws. The  plans   and  specifications  and  working drawings   shall  be  subject  to  the  approval  of  Landlord,   which approval  shall  not  be  unreasonably withheld,  within  thirty (30) days  after  receipt  and the approval of Landlord's  lenders,  which approval  shall  not  be unreasonably withheld,  if required by such lenders.   Tenant shall submit the plans and specifications as soon as  reasonably practicable,  but in no event later than one hundred twenty (120)  days  after the casualty.   Tenant shall  commence the restoration within thirty (30) days after issuance of all necessary permits  and  approvals  and  shall continue  the work diligently  to completion thereafter.   The provisions. of Article 17 shall apply to any restoration work under this Article as if the restoration was an  alteration,  addition or improvement thereunder.

22.7 Tenant   waives   the   provisions   of   Civil   Code Section 1932(2)  and 1933(4)  or  any similar statute now existing or hereafter  adopted  governing destruction of the Premises,  so  that the   parties*  rights  and  obligations  in  the  event  of  damage  or destruction shall be governed by the provisions of this  Lease.
23        Eminent Domain.
23.1 In  the  event  the  whole  of the Premises  shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation,  condemnation or   eminent  domain,   or  sold  to  prevent  such  taking,   Tenant  or Landlord   may   terminate   this   Lease   effective   as   of   the   date possession is required to be  surrendered to said authority.
23.2  In the  event of a partial taking of  the Premises for   any  public  or  quasi-public  purpose  by any lawful  power  or authority by exercise  of right of appropriation,  condemnation, or eminent domain,  or sold to prevent such taking,  then Landlord may elect   to   terminate  this  Lease  if  such  taking  is  of  a  material nature  such  as  to  make  it  uneconomical  to  continue  use  of  the unappropriated   portions   for  the   purposes  for  which  they  were intended,   and  Tenant  may  elect  to  terminate  this  Lease  if  such taking  is  of material detriment to,  and substantially  interferes with,  Tenant's use and occupancy of the Premises, including but not limited   to   materially  affecting  Tenant's  parking  or  Tenant's ingress   and  egress  from  the  Premises,  unless  Landlord  provides reasonable alternatives thereto.   In no event shall this Lease be terminated  when  such  a  partial  taking  does  not  have  a  material adverse  effect  upon Landlord  or  Tenant or both.   Termination by either  party pursuant to this-Section shall be effective as of the date  possession is  required to be surrendered to said authority.
23.3  If upon any taking of the nature described in this Article 23   this   Lease  continues   in  effect,   then  Tenant  shall promptly proceed to restore the remaining portion of the Premises, and all  improvements and fixtures located thereon, to substantially their  same  condition prior to  such partial taking.   Basic Annual Rent  shall  be  abated proportionately on the basis  of  the  rental value   of   the  Premises,   including  improvements  and  fixtures,  as restored  after  such  taking compared  to  the rental  value  of  the Premises prior to such taking.

If  the  cost  of  restoration  does  not  exceed Tea Thousand Dollars ($10,000),  any award for the taking shall be paid directly   to   Tenant   for   the   sole   purpose   of   completing   the restoration required pursuant to this Article 23. If  the cost of restoration exceeds Ten Thousand Dollars ($10,000),  the award shall be   immediately  deposited  with  an  institutional  lender  or  other entity ("Condemnation Trustee") designated by Landlord and approved by Tenant,  which approval shall not he unreasonably withheld, who shall  agree  to  hold  said proceeds  in  trust  and  to  disburse  said proceeds  in  accordance with the provisions  of  this  Section.   The Condemnation  Trustee  shall disburse  amounts deposited with  it  to pay   the   cost   of   restoration,   in   installments  as   construction progresses,   upon   presentation  of  certificates  executed  by  the architect or engineer retained by Tenant verifying the amount due, on terms  and conditions approved by Landlord and Landlord's lenders prior to commencement of work.   A ten percent (10%)  retainage shall be  reserved  from payments  due  to  the  contractor,  which  retainage shall be paid upon completion of restoration, payment of all costs, expiration of  all applicable  liens,  and delivery of evidence that the  Premises  are  free from all mechanics'  and materialmen's  liens and lienable claims.   Landlord, and Landlord's lenders if required by   such   lenders,   shall  have  the  right  to  approve  requests  for reimbursement   prior   to   payment,   which   approval   shall   not  be unreasonably withheld.   Landlord shall have the right to engage an architect   or   engineer   to   review   and   approve   requests   for disbursement,  and reasonable expenses incurred by such party shall be paid by the Condemnation Trustee out of the funds deposited with the  Condemnation  Trustee.   All  actual  costs  and  charges  of  the Condemnation  Trustee  shall  be  paid  out  of  the  funds  deposited. Each  party  shall  promptly  execute  all  documents  and perform all acts reasonably required by the Condemnation Trustee to perform its obligations  under this Section.

If   restoration  is  required  pursuant  to  this  Article, Tenant,  using proceeds of the award,  shall prepare final plans and specifications and working drawings for the work in compliance with all   applicable  laws. The  plans  and  specifications  and working drawings shall be subject to the approval of Landlord within thirty (30)  days  after receipt, which approval shall not be unreasonably withheld.   Tenant shall submit the plans and specifications as soon as  reasonably practicable,  but in no event later than one hundred twenty (120)  days  after  the  taking,  unless  due  to  delays  beyond Tenant's  control. Subject   to   unavoidable  delays,  Tenant  shall commence the restoration within thirty (30) days after issuance of all  necessary permits  and  approvals  and shall continue  the  work diligently to completion thereafter.   The provisions of Article 17 shall  apply to any restoration work under this Article  as  if the restoration   was   an  alteration,   addition  or  improvement   under Article 17.

23.4 If upon any taking of the nature described in this Article 23  this Lease does not continue in effect, or in the event final   payment  has  been  made  to  Tenant's  contractor  under  the preceding   Section  23.3  and   the   Condemnation   Trustee   holds additional funds from the award, any award shall be distributed to Landlord and Tenant pro rata according to their interests taken.
2.4.Defaults  and Remedies.

24.1 Late  payment  by  Tenant  to  Landlord of  Rent  and other  sums due will cause Landlord to incur costs not contemplated by   this   Lease,   the  exact   amount  of  which  will  be   extremely difficult and impracticable to ascertain.   Such costs include,  but are   not  limited  to,  processing  and  accounting  charges  and  late charges   which  may  be  imposed  on  Landlord  by  the  terms  of  any mortgage or trust deed covering the Premises.   Therefore,  if any installment  of  Rent  due  from  Tenant  is  not  received by Landlord within ten (10) days of the date such payment is due, Tenant shall pay  to  Landlord  an  additional  sum  of  five  percent (SI)   of   the overdue  rent as  a  late  charge.   The parties agree that  this  late charge represents a fair and reasonable estimate of the costs that Landlord  will  incur  by  reason  of  late  payment  by  Tenant. In addition to the late charge,  Rent not paid within thirty (30) days of  the  data  such  payment  is  due  shall  bear  interest  from  thirty (30)  days after the date due until paid at the  lesser of (i)   ten Percent (10%)  per annum or (ii)  the maximum rate permitted by law.

24.2 No payment by Tenant or receipt by Landlord of a lesser  amount  than  the  rent  payment  herein  stipulated  shall  be deemed  to  be  other  than  on  account  of  the  rent,   nor  shall  any endorsement  or  statement  on  any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any Other  remedy provided.   If at any time a dispute shall arise as to any amount or sum of money to be paid by Tenant to Landlord, Tenant shall   have  the  right  to  make  payment  'sunder  protest'  and  such payment  shall  not  be  regarded  as  a  voluntary payment,  and there shall  survive the right on the part of Tenant to institute suit for recovery of the payment paid under protest.

24.3 If  Tenant  fails  to  pay  any  sum  of  money                                                                                                                              (other than  Basic  Annual  Rent)  required to  be paid by it  hereunder,  or shall  fail  to  perform any other act on its part to be performed hereunder,  Landlord may, without waiving or releasing Tenant from any obligations of Tenant, but shall not be obligated to, make such payment or perform such act; provided,  that such failure by Tenant continued   for  ten (10) days  after  written  notice  from  Landlord demanding  performance by Tenant was delivered to Tenant,  or that such   failure  by  Tenant  unreasonably  interfered with  the  use or efficient  operation  of  the  Premises,   or  resulted  or  could  have resulted in a violation of law or the cancellation of an insurance policy  maintained  by Landlord.   All  sums  so paid or incurred  by Landlord,  together with interest thereon,  from the date such sums were  paid  or  incurred,  at  the  annual  rate  equal  to  ten  percent (10%) per  annum  or  highest  rate  permitted  by  law,  whichever is less, shall  be payable to Landlord on demand as Additional Rent.
24.4 The occurrence of any one or more of the following events  shall constitute a "Default" hereunder by Tenant:

(a)    The failure by Tenant to make any payment of  Rent,  as  and when due,  where such failure shall continue for a period of  five (5)  days after written notice thereof from Landlord to  Tenant. Such notice  shall be  in  lieu of,  and not  in  addition to,   any notice required under California Code of Civil  Procedure Section 1161;

(b) The   failure   by   Tenant   to   observe   or perform any obligation other than described in Section 24.4 (a)  to be  performed  by Tenant,  where  such  failure shall  continue  for a period   of   thirty (30) days   after   written  notice   thereof   from Landlord   to   Tenant;   provided,   however,   that  if  the  nature  of Tenants   default  is  such  that  more  than  thirty (30) days   are reasonably required to cure the default, then Tenant shall not be deemed to be  in default if Tenant shall commence such cure within said thirty (30) day period and thereafter diligently prosecute the same  to  completion.   Such notice shall be  in lieu of,  and  not in addition  to,   any  notice  required under California  Code  of  Civil Procedure Section 1161;
(c) Tenant makes an assignment for the benefit of creditors;

(d) A   receiver,   trustee   or   custodian   is appointed to, or does, take title, possession or control of all, or substantially all,  of Tenants assets;
(e) An  order  for  relief  is  entered  against Tenant pursuant to a voluntary or involuntary proceeding commenced under  any chapter of the Bankruptcy Code;

(f) Any involuntary petition is filed against the  Tenant  under  any chapter of  the  Bankruptcy Code  and  is  not dismissed within ninety (90) days;

(g) Tenant's   interest   in   this   Lease  is attached,   executed upon,  or other-.rise  judicially seized and such action  is  not released within ninety (90)  days  of  the action; or

(h) Tenant defaults under any other agreement existing or hereafter made with Landlord or any successor Landlord under  this Lease.
Notices given under this Section shall specify the alleged default and shall demand that Tenant perform the provisions of  this  Lease or pay the Rent  that is  in arrears,  as the case may be,  within the applicable period of time, or quit the Premises.   No such  notice shall be deemed a  forfeiture or a termination of this Lease  unless  Landlord elects  otherwise in such notice,  and in no event shall a forfeiture or termination occur without such written notice.

24.5 In the  event  of  a  Default by Tenant,  and at any time  thereafter,  and without limiting Landlord in the exercise of any  right  or  remedy  which  Landlord may have,  Landlord  shall  be entitled to terminate Tenant's  right to possession of the Premises by  any  lawful means,  in which case this Lease shall  terminate and Tenant  shall  immediately surrender possession of  the Premises  to Landlord.   In such event Landlord shall have the immediate right to re-enter and remove all persons and property, and such property may be  removed  and  stored  in  a  public  warehouse  or elsewhere  at the cost  of,   and  for  the  account  of  Tenant,  all  without  service  of notice  and  without  being  deemed  guilty of  trespass,  or becoming liable  for any loss or damage which may be occasioned thereby.   In the  event  that  Landlord  shall  elect  to  so  terminate  this  Lease, then Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default,  including:
(a) The  worth  at  the  time  of  award  of  any unpaid Rent which had been earned at the time of such termination; plus

(b)            The  worth  at  the  time  of  award  of  the amount by which the unpaid Rent which would have been earned after termination  until  the  time  of  award  exceeds  the  amount  of  such rental loss which Tenant proves could have been reasonably avoided; plus

(c) The  worth  at  the  time  of  award  of  the amount  by which the unpaid Rent  for the balance of the term after the  time  of  award  exceeds  the  amount  of  such  rental  loss  which Tenant  proves  could have been  reasonably avoided;  plus

(d) Any other  amount necessary to compensate Landlord   for   all   the   detriment  proximately  caused  by  Tenant's failure to perform its obligation under this Lease or which in the ordinary  course  of  things  would  be  likely  to  result  therefrom, including,  but  not  limited to,  the cost of restoring the Premises to  the  condition required under  the terms of this Lease;  plus

(e) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time  to  time by applicable law.
As used in Subsections  (a), (b)  and  (c), the "time of award" shall mean the date upon which the judgment in any action brought  by  Landlord  against  Tenant  by reason of  such default  is entered or such earlier date as the court may determined.  As used in Subsections (a)  and (b),  the  "worth at as the court may determined.   As used in Subsections (a) and (b), the "worth at the time of award" shall be   computed   by   allowing   interest   at   the   rate   specified   in Section 24.1. As used  La Subsection (c)  above,  the  "worth at the time  of award"  shall  be  computed  by taking the  present  value  of such amount using the discount rate of the Federal Reserve Bank of San  Francisco  at  the  time of award plus one percentage point.

24.6  In  the  event  of  a Default by Tenant,  and at  any time   thereafter,'  with   or  without  terminating  this   Lease,   and without  limiting  Landlord  in  the  exercise of  any right  or remedy which Landlord may have, Landlord shall have the immediate right to  re-enter and remove all persons and property, and such property may be  removed  and  stored  in  a  public warehouse or elsewhere  at  the cost  of,   and  for  the  account  of  Tenant,  all  without  service  of notice  and  without  being  deemed  guilty of  trespass,  or  becoming liable  for  any loss  or damage which may be occasioned thereby.   No such  re-entry  shall  be  considered or construed  to  be  a  forcible entry by Landlord.   If Landlord does  not elect to terminate  this Lease  as  provided  in Section 24.5, then Landlord may,  from time to time,  recover all Rent as  it becomes due under this Lease.   At any time thereafter,  Landlord may elect to terminate this Lease and to recover  damages  to which Landlord is  entitled.
24.7 Notwithstanding anything herein to the contrary, Landlord's  reentry to perform acts of maintenance or preservation of,  or  in connection with efforts  to  relet,  the  Premises,  or  any portion thereof,  or the appointment of a receiver upon Landlord's initiative  to  protect Landlord's  interest under this  Lease,  shall not  terminate  Tenant's  right to possession of the Premises or any portion  thereof  and,  until  Landlord does  elect  to  terminate  this Lease,   this  Lease  shall  continue  in  full  force  and  Landlord  may pursue  all  its  remedies hereunder,  including, without limitation, the  right to  recover  from Tenant as  they become due hereunder all Rent  and  other  charges  required  to  be  paid  by  Tenant  under  the terms  of  this  Lease.

24.8 In  the  event  Landlord  elects  to  terminate  this Lease  and  relet  the Premises,  it may execute any new lease  in own   name.  Tenant  hereunder  shall  have  no  right  or  authority whatsoever  to  collect  any rent  from such tenant.   The proceeds of any such reletting shall be applied as  follows:

First,   to  the  payment of  any  indebtedness other than Rent due hereunder from Tenant to Landlord, including, but not limited  to,   storage  charges  or  brokerage  commissions  awing  from Tenant  to  Landlord as  the result of such reletting;

Second,   to  the  payment  of  reasonable  costs and expenses of reletting the Premises, including reasonable attorneys' fees  incurred  by Landlord in connection with  the retaking of the Premises  and such reletting;

Third,   to  the  payment  of  Rent  and other charges due and unpaid hereunder;  and

Fourth,  to  the  payment  of  future  Rent  and other damages  payable by Tenant under this Lease.
24.9  All   rights,   options,   and   remedies  of  Landlord contained   in   this   Lease   shall   be   construed   and   held   to   be nonexclusive  and  cumulative. Landlord  shall  have  the  right  to pursue  any  one  or  all  of  such  remedies  or  any  other  remedy or relief which may be provided by law, whether or not stated in this Lease. No  waiver  of  any  default  of  Tenant  hereunder  shall be implied from  any  acceptance  by  Landlord  of any rent  or  other payments  due  hereunder or by any omission by Landlord to take any action on  account of  such default  if  such default persists or is repeated,  and no express waiver shall affect defaults other than as specified  in  said waiver.

24.10 Termination  of  this  Lease  or  Tenant's  right  to possession by Landlord shall not relieve Tenant from any liability to Landlord which has theretofore accrued or shall arise based upon events which occurred prior to the last to occur of(i)  the date of Lease   termination   or (ii)   the   data   possession  of  Premises  is surrendered.
24.11  Landlord shall not be in default unless Landlord fails   to   perform   obligations   required   of   Landlord   within  a reasonable time,  but in no event later than thirty (30)  days  after written notice by Tenant specifying wherein Landlord has  failed to perform such obligation;  provided,  however,  that if the nature of Landlord's obligation is  such that more than thirty (30)  days are required for performance,  then Landlord shall not be in default if Landlord commences  performance within such thirty (30)  day period and  thereafter diligently prosecutes the same to completion.

24. 12  In   the   event   of   any   default   on   the   part   of Landlord,  Tenant will give notice by registered or certified mail to  any beneficiary of  a deed of  trust  or mortgagee of  a mortgage covering  the  Premises whose address  shall have been furnished and shall   offer   such   beneficiary   and/or   mortgagee   a   reasonable opportunity   to   cure   the   default,   including   time   to   obtain possession of the Premises by power of sale or a judicial action if such  should prove necessary to effect a cure.
25.        Assignment or  Subletting

25.1 Except as hereinafter provided, Tenant shall not,either  voluntarily  or  by operation  of  law,  sell,  hypothecate or transfer this Lease, or sublet the Premises or any part thereof, or permit  or  suffer the  Premises or  any part  thereof to be used or occupied as work space,  storage space,  concession or otherwise by anyone other than Tenant or Tenant's employees, without the prior written consent of Landlord in each instance, which consent shall not be  unreasonably withheld or delayed.
25.2  If  Tenant  desires   to  assign  this  Lease   to  any entity   into   which   Tenant   is   merged,   with   which   Tenant   is consolidated,  or  which acquires  all  or substantially  all  of  the assets   of   Tenant,   provided   that   the  assignee  first  executes, acknowledges  and  delivers  to  Landlord  an  agreement  whereby  the assignee  agrees to be bound by all of the covenants and agreements in   this   Lease   and  that  the  assignee  shall  have  a  net  worth (determined   in   accordance   with   generally  accepted   accounting principles consistently applied)  immediately after such assignment which  is  at  least  equal  to  the  net  worth (as  so  determined)  of Tenant   immediately  prior  to  the  assignment,  then  Landlord  upon receipt of proof of  foregoing, will consent to the assignment.
25.3 In  the event Tenant desires to assign,  sublease, hypothecate or otherwise transfer this Lease or sublet the Premises to  an  assignee  other than one  set  forth in Section 25.2,  then  at least  forty-five (45)  days,  but  not  more  than  ninety (90) days, prior to the data when Tenant desires the assignment or sublease to be effective (the "Assignment Date"),  Tenant shall give Landlord a notice (the  "Assignment Notice")  which shall  set  forth  the  name, address   and   business   of   the   proposed  assignee  or   sublessee, information (including   references   and   financial   statements) concerning  the  reputation  and  financial  ability of  the  proposed assignee   or   sublessee,   the  Assignment  Date,   any  ownership  or commercial relationship between Tenant and the proposed assignee or sublessee,  and the consideration and all other material  terms  and conditions  of  the  proposed  assignment  or  sublease,  all  in  such detail  as  Landlord shall  reasonably require.
25.4 Landlord in making its determination as to whether •consent  should be given to a proposed assignment or sublease,  may give consideration to the reputation of a proposed successor,  the financial  strength of such successor (notwithstanding the assignor remaining liable for Tenant's performance), and any use which such successor proposes  to make of the Premises.   If Landlord fails to deliver written notice of its determination to Tenant within thirty (30) days   following  receipt  of   the  Assignment  Notice  and  the information required under Section 25.3, Landlord shall be deemed to have approved the request.   to no event shall. Landlord be deemed to  be  unreasonable  for  declining  to  consent  to  a  transfer  to a successor   of  poor  reputation,   lacking  financial  qualification, seeking  change  in  use,  or intending a use which may increase the risk of contamination by Hazardous Material.   As a condition to any assignment  or  sublease  to which Landlord  has  given consent,  any such assignee or sublessee must execute, acknowledge and deliver to Landlord an agreement whereby the assignee or sublessee agrees to be  bound by all of the covenants and agreements in this Lease.

25.5 Any sale, assignment, hypothecation or transfer of this Lease or subletting of Premises that is not in compliance with the  provisions of this Article 25 shall be void and shall,  at the option of  Landlord,  terminate this Lease.
25.6 The   consent   by   Landlord   to   an   assignment  or subletting shall  not  relieve Tenant or any assignee of this Lease or sublessee of the Premises from obtaining the consent of Landlord to  any  further assignment or subletting or as  releasing Tenant or any   assignee   or   sublessee   of   Tenant   from   full   and   primary liability.
25.7 If  Tenant  shall  sublet the  Premises  or any part thereof   Tenant   hereby   immediately  and   irrevocably  assigns   to Landlord,   as  security  for Tenant's  obligations  under this Lease, all  rent  from any subletting of all or a part of the Premises and Landlord   as   assignee  and  as  attorney-in-fact  for  Tenant,  or  a receiver   for   Tenant   appointed  on  Landlord's   application,   may collect  such  rent  and apply it  toward Tenant's obligations  under this  Lease;  except that, until the occurrence of an act of default by Tenant,  Tenant shall have the right to collect such rent.
25.8 Notwithstanding   any   subletting   or   assignment Tenant  shall  remain  fully and primarily liable for the payment of all  Rent  and  other  sums  due,  or to become due hereunder,  and  for the full performance of all other terms, conditions, and covenants to  be  kept  and performed by Tenant.   The acceptance of rent or any other  sum due  hereunder,  or the  acceptance of performance of any other term, covenant, or condition hereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of  this  Lease or a consent to any subletting or assignment of the Premises.   Landlord  shall not unreasonably withhold consent to an assignment back to the original Tenant hereunder from a subsequent assignee.
25.9 If   Tenant   assigns   this   Lease   or  sublets   the Premises  or  any  portion  thereof,  once  Tenant  has  recovered  any leasing   commissions,   costs  of   tenant  improvements,   and  other expenses  of  the  assignment or subletting,  then one-half (1/2)  of any consideration paid by the assignee or sublessee which exceeds Rent  under  this  Lease (or  for  the  portion of  the  Premises  being sublet) shall be  due,  owing and payable  from Tenant  to Landlord when paid or owing by the assignee or sublessee.
25.10 Any sublease of the Premises shall be subject and subordinate  to  the  provisions  of  this  Lease,   shall  not  extend beyond the term of this Lease, and shall provide that the sublessee shall  attorn to Landlord,  at Landlord's sole option,  in the event of  the  termination  of  this  Lease.   Landlord and any lender shall upon Tenant's request provide any subtenant of the entirety of the Premises  with  a  recognition and  nondisturbance  agreement  in the form  set  forth  in  Article 35   hereof  on  the  condition  that  the sublessee  agrees  to attorn to Landlord on exactly the same terms and conditions as  this Lease
26. Attorney's Fees.
26.1 If either party becomes party to any action or proceeding  concerning  this  Lease  or  the  Premises,  or  any  part thereof,  by reason of any act or omission of the other party or its authorized representatives, and not by any act or omission of the party   that   becomes   a  party  to  that  litigation  or  any  act  or omission of  its authorized representatives, the party that causes the   other  party  to  become  involved  in  the  litigation  shall  be liable to that party for reasonable attorneys' fees, expert witness fees,  and court costs incurred by it in the litigation.
26.2 If  either party commences an action or proceeding against  the other party arising out of or in connection with this Lease,  the prevailing party shall be entitled to have and recover from  the  other  party reasonable attorneys'  fees,  expert witness fees  and costs of suit.
27.          Bankruptcy.

27.1 In   the   event   a   debtor   or   trustee   under   the Bankruptcy  Code,  or other person with similar rights,  duties and powers under any other law, proposes to cure any default under this Lease or to assume or assign this Lease, and is obliged to provide adequate  assurance  to Landlord that (i)  a default will  be  cured, (ii)  Landlord will be compensated for its damages arising from any breach of  this Lease, or (iii)  future performance under this Lease will occur,  then adequate assurance shall include any or all of the following,  as determined by the Bankruptcy Court:
(a) Those   acts  specified  in  the  Bankruptcy Code   or   other  law  as   included  within  the  meaning  of  adequate assurance;

(b) A cash payment to compensate Landlord for any  monetary  defaults  or damages arising from  a  breach  of  this Lease;

(c) The credit worthiness and desirability, as a   tenant,   of   the   person  assuming  this  Lease  or   receiving  an assignment of  this  Lease,  at least equal  to  Landlord's  customary and   usual   credit   worthiness   requirements   and   desirability standards in effect at the time of the assumption or assignment, as determined by the  Bankruptcy Court;  and

(d) The  assumption  or  assignment  of  all  of Tenant's  interest  and obligations under this Lease.
28.        Definition of Landlord.
28.1 The term "Landlord"  as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall   be   limited   to   mean  and   include   only  Landlord  or  the successor-in-interest of Landlord under this Lease at the time in question.   In the event of any transfer,  assignment or conveyance of Landlord's title or leasehold, the Landlord herein named (and in case of  any subsequent  transfers or conveyances,  the  then grantor and  any prior grantors)  shall be automatically freed and relieved from and after the data of such transfer, assignment or conveyance of   all   liability   for   the   performance   of   any   covenants   or obligations contained in this Lease thereafter to be performed by Landlord  and,  without  further agreement,  the  transferee  of  such title  or  leasehold  shall be deemed to have  assumed and agreed to observe and perform any and all obligations of Landlord hereunder, during its  ownership  of the Premises.   Landlord may transfer its interest   in  the  Premises  or  this  Lease  without  the  consent  of Tenant and such transfer or subsequent transfer shall not be deemed a violation on the part of Landlord or the then grantor of any of the  terms or conditions  of this Lease.

28.2 Notwithstanding the foregoing, the term "Landlord" shall  include the Landlord herein named (Chevron/Nexus Partnership (Lot 13))  with  regard  to (i)  responsibility  for  construction of Landlord's Work and Tenant's Improvement Work pursuant to Sections 4.1 and 4.2 hereof,(ii)  responsibility for damages in the event of completion   delays to   the   extent   of   Section 4.3 hereof, (iii)  responsibility for allocation of property pursuant to Section 4.7 hereof, (iv) the warranties made by Landlord under Section 14.4 to   the   extent   thereof,(v)   responsibility   for   covenants   and representations made by Landlord in Section 39.8 hereof, (vi) the obligation to deliver the Premises  lien-free pursuant to Section 35.4,  and (vii)   the  completion  of  punch-list  items  pursuant  to Section 6.3 of  the Work Letter.

29.        Estoppel  Certificate.

29.1 Each  party  shall,   within  fifteen (15) days   of written  notice   from   the  other  party,   execute,   acknowledge  and deliver   to   the   other  party  a  statement   in  writing  on  a   form reasonably requested by a proposed lender,  purchaser,  assignee or subtenant (i)  certifying that this Lease is unmodified and in full   and   effect  (or force and effect (or, if  modified,   stating  the  nature  of  such modification  and certifying that this Lease as so modified is in full  force and effect)  and the dates to which the rental and other charges are paid in advance,  if any, (ii)  acknowledging that there are  not,   to  each  party's  knowledge,  any uncured defaults  on  the part  of  Landlord or Tenant hereunder (or specifying such defaults if   any   are   claimed)   and (iii) setting   forth   such   further information with respect to  this Lease or the Premises  as may be reasonably  requested  thereon.   Any  such statement may be  relied upon by any prospective lender, purchaser, assignee or subtenant of all  or  any portion of  the Premises.

30.          Removal  of Property-

30.1 Except as  provided below,  Tenant's  Property,  and all other  fixtures  and personal property owned by Tenant,  shall be and remain the property of Tenant,  and may be removed by Tenant at the  expiration of the  of the term of this Lease,  or at such earlier time as  Tenant  is not in default hereunder.
30.2 Except  as  provided  below,  Landlord's  Collateral shall  be  and remain the property of Tenant, and may be removed by Tenant   at  the  expiration of  the  term of  this  Lease,  or  at  such earlier  time as Tenant is not in default hereunder, subject to the provisions  of  the  Security Agreement  and Fixture Filing  between Landlord  and Tenant executed concurrently herewith.
30.3 Landlord's Property,  and all fixtures (other than trade  fixtures)  and personal property not owned by Tenant,  and all other   Improvements,   additions,   alterations,   and   decorations attached to or built into the Premises, including (without limiting the   generality  of   the   foregoing)   all  wallcoverings,   built-in cabinet work and paneling, shall, unless Landlord elects otherwise, become  the  property  of  Landlord  upon  the  expiration  or  earlier termination of this Lease, and shall remain upon and be surrendered with  the  Premises as a part thereof.
30.4 Notwithstanding  Sections 30.1 and 30.2  hereof, Tenant   may  not  remove  any  property,   including  any  portion  of Landlord's  Collateral or Tenant's Property,  if such removal would cause  material damage to the Premises,  unless such damages can be and  is  repaired by Tenant.   Furthermore,  Tenant shall repair any damage   to   the  Premises  caused  by  Tenant's  removal  of  any  such property,  and shall,  prior to the expiration or earlier termination of  this  Lease,  restore  and  return  the  Premises  to  the condition they  were  in  when  first occupied by Tenant,  reasonable wear  and tear  excepted.   At a minimum,  regardless of the ownership of such improvements,  Tenant shall leave in place and repair any damage to the   interior  floors,  walls  and  ceilings  of  the  Premises. The provisions  of Article 17 shall apply to any restoration work under this  Article as if the restoration was an alteration,  addition or improvement  thereunder.   Should Tenant require any period beyond the expiration or earlier termination of the Lease to complete such restoration,  Tenant restoration, Tenant hall be a tenant at sufferance subject to the provisions of  Section 12.2  hereof.

30.5  If   Tenant   shall   fail   to   remove   any   personal property which  it is entitled to remove under this Article 30  from the  Premises prior to termination of this Lease,  then Landlord may dispose  of  the  property under the  provisions  of  Section 1980  at seq.   of   the   California  Civil  Code,   as   such  provisions may   be modified   from   time   to   time,   or   under   any   other   applicable provisions  of California  law.

31.        Limitation of Landlord's _Liability.
31.1 If  Landlord is in default of this Lease, and as a consequence, Tenant recovers a money judgment against Landlord, the judgment   shall  be   satisfied  only  out  of  the  proceeds  of sale received  on execution of the judgment and levy against the right, title,  and interest of Landlord in the Premises,  and out of rent or other income from the Premises receivable by Landlord or out of the consideration   received   by   Landlord   from   the   sale   or   other disposition  of  all  or  any  part  of  Landlord's  right,  title,  and interest  in  the  Premises.

31.2  Neither  Landlord  nor  Landlord's  Agents  shall  be personally liable for any deficiency except to the extent liability is  based  upon willful and intentional misconduct.   If Landlord is a  partnership  or joint venture,  the partners  of such partnership shall not be personally liable and no partner of Landlord shall be sued  or  named  as   a  party  in  any  suit  or  action,  or  service  of process be made against any partner of Landlord,  except as may be necessary   to   secure   jurisdiction  of   the  partnership  or   joint venture   or   to   the   extent  liability  is   caused  by  willful   and intentional   misconduct.  If   Landlord   is   a   corporation,   the shareholders, directors, officers, employees, and/or agents of such corporation  shall   not  be  personally  liable  and  no  shareholder, director,  officer,  employee, or agent of Landlord shall be sued or named as a party in any  suit or action,  or service of process  be made against any shareholder, director, officer, employee, or agent of Landlord,  except as may be necessary to secure jurisdiction of the  corporation.  No partner,  shareholder,  director, employee,  or agent of Landlord shall be required to answer or otherwise plead to any  service  of  process  and no  judgment will  be  taken  or writ  of execution   levied   against   any  partner,   shareholder,   director, employee,  or agent of  Landlord.

31.3 each   of   the  covenants   and  agreements   of   this Article 31 shall be applicable to any covenant or agreement either expressly  contained  in  this  Lease  or  imposed  by  statute  or  by common  law.

31.4 Notwithstanding the foregoing, the Landlord herein named (Chevron/Nexus Partnership  (Lot 13))  shall remain liable for (i)  responsibility for construction of Landlord's Work and Tenant's Improvement   Work   pursuant   to   Sections 4. 1 and 4.2 hereof, (ii)  damages  in  the  event  of completion delays  to  the  extent  of Section 4.3 hereof, (iii)  responsibility for allocation of property pursuant   to   Section 4.7 hereof , (iv)   the   warranties   made   by Landlord under Section 14.4 to the extent thereof, (v)  responsibility   for   covenants   and   representations made   by Landlord in Section 39.8 hereof, (vi)  the obligation to deliver the Premises   lien-free   pursuant   to   Section 35.4, and (vii)   the completion of punch-list items pursuant to Section 6.3 of the Work Letter.

31.5 Notwithstanding any other provision of this Lease, and  notwithstanding  any  limitation on liability set  forth above, Landlord,  and any general partners of Landlord, shall be personally liable   for  any  wrongful  draw  on  the  Letter  of  Credit  or  the wrongful  use of funds drawn from the Letter of Credit.   to addition to   any  other  remedies   that  Tenant  may  have  with  respect  to  a wrongful  draw on the Letter of Credit or a wrongful  use of  funds drawn   under  the   Letter  of  Credit,   Tenant  may  offset  any  such amounts  against its  obligations under this Lease.

32.          Control by Landlord.
32.1 Landlord reserves  full control over  the Premises to  the  extent not  inconsistent with Tenant's  quiet enjoyment  and use of Premises.   This reservation includes rights granted pursuant to  the  Project  Documents  and  the right to maintain or establish ownership  of  the  Building  or  portions  thereof  separate  from  fee title  to  the land upon which it rests.
32.2 Tenant shall, should Landlord so request, promptly join  with  Landlord   in  execution  of   such  documents   as   may  be appropriate   to   assist   Landlord   to   implement   any   such   action provided Tenant need not execute any document which is of a nature wherein liability is created in Tenant or if by reason of the terms of such document Tenant will be deprived of the quiet enjoyment and use of  the Premises as  granted by this Lease.

33.          Quiet Enjoyment.
33.1 So long  as   Tenant   is  not  in  default,   Landlord covenants  that Landlord or anyone acting through or under Landlord will   not  disturb  Tenant's  occupancy  of  the  Premises  except  as permitted  by the provisions of this Lease.

34.          Quitclaim Deed.
34.1 Tenant  shall  execute  and deliver  to  Landlord  on the   expiration   or   termination   of   this   Lease,   immediately   on Landlord's  request,   a  quitclaim  deed  to  the  Premises  or  other document   in   recordable   form   suitable   to   evidence   of   record termination of this Lease and the right of first refusal  and option contained herein.

35.        Subordination and  Attornment.

35.1 Unless   the -Mortgagee   or   beneficiary   elects otherwise  at  any  time prior  to  or  following a default by Tenant, this  Lease  shall  be subject to and subordinate to the  lien of any mortgage  or  deed of  trust  now or  hereafter in  force  against  the Premises  or  any  portion  thereof,   and  to  all  advances  made  or hereafter   to   be   made   upon   the   security  thereof   without   the necessity of the execution and delivery of any further instruments on  the  part  of  Tenant  to  effectuate  such subordination,  provided that   the   lienholder,   beneficiary,   or  mortgagee   has   previously executed and delivered to Tenant a Non-Disturbance, Attornment, and Subordination Agreement ( "Non-Disturbance Agreements) in recordable form,  in substantially the form of Exhibit 'D", or such other form as the lienholder, beneficiary, or mortgagee may reasonably request and is  approved by Tenant, which approval will not be unreasonably withheld,  setting  forth  that  so  long as Tenant  is  not  in default hereunder, Landlord's and Tenant's rights and obligations hereunder shall  remain  in  force  and  Tenant's  right to  possession  shall  be upheld.  The   terms   of   the   Non-Disturbance   Agreement   are incorporated herein by this reference and any and all performance tendered   to   the   Bank  thereunder  by  Tenant,   including  but   not limited  to  any draws by Bank under the Letter of Credit,  shall  be treated  for all purposes under this Lease as if Tenant had tendered such  performance  directly  to  Landlord.   Any amounts  received  by Sank  ender  the  Non-Disturbance  Agreement  or  from  the  Letter  of Credit  shall  be deemed to have been received by Landlord.
35.2  Notwithstanding   the   foregoing,   Tenant   shall execute   and   deliver   upon   demand   such   further   instrument   or instruments evidencing such subordination of this Lease to the lien of   any   such  mortgage  or  deed  of  trust  as  may  be   required  by Landlord,  provided that the lienholder,  beneficiary,  or mortgagee has  previously executed and delivered to Tenant a Non-Disturbance Agreement  in recordable  form.   However,  if  any such mortgagee or beneficiary so elects at any time prior to or following a default by  Tenant,  this  Lease  shall  be  deemed prior in lien  to  any such mortgage   or  deed  of  trust  regardless  of  date  and  Tenant  will execute   a   statement   in   writing   to   such   effect   at   Landlord's request .

35.3 In   the   event   any   proceedings   are   brought   for foreclosure,  or in the event of the exercise of the power of sale under  any mortgage  or deed of trust made by the Landlord covering the Premises,  the Tenant shall at the election of the purchaser at such  foreclosure  or  sale  attorn  to  the  purchaser  upon  any  such foreclosure  or sale  and recognize  such purchaser as  the  Landlord Under   this   Lease   in   accordance   with   the   terms   of   the   NonDisturbance Agreement.

35.4 Landlord  shall  obtain  and deliver  to  Tenant,  no later  than thirty (30)  days  after  the date on which this Lease  is executed,  a Non-Disturbance Agreement  in recordable  form from and signed by Bank of America or other construction lender ("Existing Lienholder°).   Landlord represents that there are no encumbrances on   the   Premises,   nor   will   there  be   any  encumbrances   on   the Premises,   with   interests   which  will   be   superior   to   Tenant's leasehold,  on the date a memorandum of the Lease is duly recorded in   the  Official  Records  of  San  Diego  County,  other  than  those interests   disclosed  In  the  preliminary  report  described  in  the Project  Documents or amendments  thereto delivered to Tenant prior to  the   execution  of  this  Lease. Tenant  may,   at  Tenant's  sole expense,   concurrently  with  the  recording  of  the  memorandum of Lease,  and as a condition to the effectiveness of the Lease, order and obtain a title insurance policy from an title insurance company of   Tenant's   choice,   ensuring  Tenant's  leasehold  estate  in  the Premises  subject  only to  the  exceptions set  forth above and such other  exceptions  as  cannot  ripen  into  a  fee  interest  or  do not materially interfere with Tenant's quiet enjoyment of the Premises and to such deeds of trust, mortgages, ground leases or other liens or encumbrances whose beneficiaries have executed and delivered to Tenant  recordable Non-Disturbance Agreements.
Notwithstanding the foregoing, Landlord shall use commercially  reasonable  efforts  to  insure  that  the  Premises  are free of material and mechanics'  liens at Substantial Completion of the Premises, or as soon as is reasonably practical thereafter.   At the request of Tenant, Landlord shall provide such documentation as may be  reasonably requested by a title company for the purpose of allowing the leasehold policy to be issued without listing any such liens   as   exceptions,   so   long   as   Landlord   incurs   no   expense therefore. In  any  event,  however,  Landlord  shall  insure  such  a policy  without  exceptions  for  such  liens  may be  issued  no  later than six (6)  months  from Substantial Completion.

36.        Surrender.
36.1 No   surrender  of  possession  of  any  part  of  the Premises shall release Tenant from any of its obligations hereunder unless  accepted by Landlord.
36.2  The voluntary or other surrender of this Lease by Tenant   shall   not  work  a  merger,   unless  Landlord  consents,   and shall,  at the option of Landlord, operate as an assignment to it of any or all  subleases  or subtenancies.

37.  Waiver and Modification.

37.1  No   provision   of   this   Lease   may   be   modified, Amended or added to except by an agreement in writing.   The waiver by Landlord of any breach of any term, covenant or condition herein contained  shall  not  be  deemed  to  be  a  waiver  of  any  subsequent breach of  the same or any other tern,  covenant or condition herein contained.

38.                Waiver  of  Jury Trial  and Counterclaims.

38.1 The parties  hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either  of  the  parties   hereto  against  the  other  on  any  matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant,  Tenant's use or occupancy of  the  Premises,   and/or  any  claim  of  injury or  damage. In  the event Landlord commences any proceedings for nonpayment of rent, or any other sums or amounts due hereunder,  Tenant will not interpose any  counterclaim  of  whatever  nature  or  description  in  any such proceedings; provided, however, that nothing contained herein shall be deemed or construed as a waiver of the Tenant's right to assert such claims  in any separate action or actions brought by Tenant, or in the  same  action brought by Landlord if such claim is deemed to be  a  compulsory  counterclaim  or  is  ordered  to  be  joined  by  the court.

38.2 In the event that any reference and/or arbitration is  required under Section 21 of the Non-Disturbance Agreement, any related claims or issues arising out of this Lease shall be joined in  such action and a  decision  in that proceeding shall be binding upon the parties to this Lease.

39.        Hazardous Material.
39.1 Tenant,  at  its  sole  cost,  shall  comply with all federal,   state   and   local   laws,   statutes,   ordinances,   codes, regulations  and orders  relating  to  the  receiving,  handling,  use, storage,   accumulation,   transportation,   generation,   spillage, migration,  discharge,  release  and  disposal  of Hazardous  Material (as  hereinafter defined  in  Section  39. 12  hereof)  in or  about the Premises.   Tenant shall not cause or permit any Hazardous Material to   be   brought  upon,   kept  or  used  in  or  about  the  Premises  by Tenant,  its agents, employees, contractors, invitees or subtenants, in  a  manner  or  for  a  purpose  prohibited by any federal,  state or local agency or authority.   The accumulation of Hazardous Material shall  be  in  approved  containers  and removed  from the  Premises  by duly  licensed carriers.

39.2 Tenant  shall   immediately  provide  Landlord  with telephonic  notice,  which  shall  promptly  be  confirmed  by  written  notice,  of any and all spillage, discharge, release and disposal of  Hazardous Material onto or within the Premises, including the soils and subsurface waters thereof, which by law must be reported to any federal,   state   or   local   agency,   and  any  injuries   or  damages resulting directly or indirectly therefrom.   Further,  Tenant shall deliver to Landlord each and every notice or order, when said order or  notice  identifies  a violation which may have the potential to adversely impact the Premises, received from any federal, state or local agency concerning Hazardous Material and the possession,  use and/or   accumulation  thereof  promptly  upon  receipt  of  each  such notice  or  order  by  Tenant.  Landlord  shall  have  the  right,   upon reasonable  notice,   to  inspect  and copy  each  and every  notice or order  received  from any federal, state or  local agency concerning Hazardous   Material  and the possession,  use  and/or  accumulation thereof.
39.3 Tenant   shall   be   responsible   for   and   shall indemnify,   protect,   defend   and   hold   harmless   Landlord   and Landlord's  Agents  from any and all  liability,  damages,  injuries, causes   of   action,   claims,   judgments,   costs,   penalties,   fines,  losses,  and expenses  which arise during or after the term of this Lease   and  which  result  from  Tenant's   or  from Tenant's  Agents, assignees,  subtenants,  employees,  agents,  contractors,  licensees, or   invitees)   receiving,   handling,   use,   storage,   accumulation, transportation, generation, spillage, migration, discharge, release or disposal of Hazardous Material  in,  upon or about the Premises, including   without   limitation (i)diminution   in   value   of   the Premises, (ii)  damages  for the  loss  or restriction  on use  of any portion or  amenity of the Premises, (iii)  damages arising from any adverse  impact on marketing of space in the Building,(iv)  damages and the costs of remedial work to other property in the vicinity of the  Premises  owned  by Landlord or  an affiliate  of  Landlord,  and (v)  consultant  fees,  expert  fees,  and attorneys'  fees.   Landlord shall  be  responsible for and shall  indemnify,  protect,  defend and hold  harmless  Tenant  on  the  same  basis  as  above  for  any  claims which  result  from Landlord's or from Landlord's Agents receiving, handling,  use,  storage,  accumulation,  transportation,  generation, spillage,  migration,  discharge,  release  or  disposal  of  Hazardous Material  in,  upon or about the Premises.
39.4 The   indemnification  of  Landlord  and  Landlord's Agents  by Tenant pursuant to the preceding Section 39.3  includes, without  limiting the generality of Section 39.3,  reasonable  costs incurred in connection with any investigation of site conditions or  any cleanup,  remedial,  removal or restoration work required by any federal,   state   or   local   governmental   agency   or   political subdivision  because  of  Hazardous  Material  present   in  the  soil, subsoil,   ground  water,   or   elsewhere  on,   under   or   about   the Premises,  or on,  under or about any other property in the vicinity of  the  Premises  owned  by  Landlord  or  an  affiliate  of  Landlord. Without  limiting  the  foregoing,  if  the presence of any Hazardous Material  on the Premises caused or permitted by Tenant results in any   contamination   of   the   Premises,   or   underlying   soil   or groundwater,  Tenant  shall  promptly  take  all  actions  at  its  sole expense  as  are  necessary to return the Premises  to  the  condition existing prior to the introduction of any such Hazardous Material, provided  that  Landlord's  approval  of  such  action  shall  first  be obtained,  which approval shall not be unreasonably withheld so long as  such  actions  would not potentially have  any material  adverse long-term or short-term effect on the Premises,  except that Tenant shall  not  be  required to obtain Landlord's  prior  approval  of  any action  of  an  emergency nature  reasonably  required  or  any  action mandated   by   a   governmental   authority,   but   Tenant   shall   give Landlord prompt notice thereof.

39.5 Landlord acknowledges that it is not the intent of this Article 39  to  prohibit Tenant from operating its business as described   in  Article 10   or   to   unreasonably  interfere  with  the operation of Tenant's  business. Tenant  may operate  its  business according  to  the  custom  of  the  industry  so  long  as  the  use  or presence  of Hazardous Material is strictly and properly monitored according   to   all   applicable   governmental   requirements. As   a material  inducement  to Landlord  to  allow Tenant  to use  Hazardous Material  is connection with its business, Tenant agrees to deliver to Landlord prior to the Term Commencement Date a list identifying each   type   of  Hazardous  Material   to  be  present  in  or  upon  the Premises  and  setting  forth any and  all governmental approvals or permits   required   in  connection  with  the  presence  of  Hazardous Material on the Premises ("Hazardous Material Summary")  and a copy of the Hazardous Material business plan prepared pursuant to Health and Safety Code Section 25500  et  seq.   At Landlord's  request,  and at  reasonable  times,  Tenant  shall make available  to Landlord the latest available Hazardous Materials Summary and true and correct copies  of the  following documents (hereinafter referred to  as the "Hazardous Material Documents") relating to the handling, storage, disposal  and  emission of  Hazardous  Material:  permits;  approvals; reports and correspondence; storage and management plans; notice of violations  of  any laws;  plans  relating to the installation of any storage  tanks  to  be  installed  in or under  the Premises (provided said  installation of tanks  shall be permitted only after Landlord has  given  Tenant  its written consent to do  so,  which consent may not be unreasonably withheld);  and all closure plans or any other documents   required   by   any   and   all   federal,   state   and   local governmental   agencies   and   authorities   for   any   storage   tanks installed in,  on or about the Premises for the closure of any such. tanks.   Tenant shall not be required,  however, to provide Landlord with that portion of any document which contains  information of  a proprietary cetera  and which,  in and of itself, does not contain a reference   to   any   Hazardous   Material   which   are   not   otherwise identified   to   Landlord  in  such  documentation,   unless   any  such Hazardous   Material   Document   names   Landlord   as   an   "owner"   or "operator"   of   the   facility   in  which  Tenant  is   conducting  its business. at   is   not  the   intent  of  this  subsection  to  provide Landlord  with  information which could be detrimental to Tenant's business   should   such   information  become  possessed  by  Tenant's competitors. Landlord  shall  treat  all  information  furnished  by Tenant  to  Landlord  pursuant to  this  Section 39.5 as  confidential and  shall  not  disclose  such  information to  any person or  entity without Tenant's prior written consent, which consent shall not be unreasonably withheld or delayed,  except as  required by law.

39.6  Notwithstanding                                                      other   provisions of this Article 39,  it  shall be  a default  under this Lease,  and Landlord shall have the right to terminate the Lease and/or pursue its other remedies  under Article 24,   in  the  event that (i)  Tenant's  use  of  the   Premises   for   the   generation,   storage,   use,   treatment   or disposal  of  Hazardous  Material  is  in  a  manner  or  for  a  purpose prohibited  by applicable  law unless Tenant is diligently pursuing compliance  with  such  law, (ii)   Tenant  has  been  required  by  any  governmental authority to  take remedial action  in connection with Hazardous material contaminating the Premises if the contamination resulted from Tenant's action or use of the Premises, unless Tenant is   diligently   pursuing   compliance   with   such   requirement,   or (iii)  Tenant  is   subject  to  an  enforcement  order  issued  by  any governmental  authority  in  connection  with  the  use,  disposal  or storage of a Hazardous Material on the Premises,  unless Tenant is diligently seeking compliance with such enforcement order.

39.7  Notwithstanding the provisions of Article 25 (i)  any anticipated use of the Premises by a proposed assignee or subtenant  involves  the  generation  or  storage, use, treatment or disposal  of  Hazardous  Material  in  any  manner  or. for  a  purpose prohibited by  any  applicable  law, (ii)   the  proposed assignee or sublessee has  been required by any governmental authority to take remedial action in connection with Hazardous Material contaminating a property if  the  contamination resulted from such party's action or  use  of  the  property  in question  and has  failed  to  take such action,  or (ill)  the  proposed assignee or sublessee is subject to an   enforcement   order   issued  by  any  governmental   authority  in connection with the use,  disposal or storage of Hazardous Material of a type such proposed assignee or sublessee intends to use in the Premises,  it shall not be unreasonable for Landlord to withhold its consent to an assignment or subletting to such proposed assignee or sublessee.
39.8 Landlord   represents   that,   to   the   best  of   its knowledge,   as  of  the  data  of  this  Lease,  there  is  no  Hazardous Material   on   the   Premises,   except   as   disclosed   in   the   site assessment reports  described in Section 10.2 as  items (q), (r)  and (s) of  the Project  Documents,  and except as  set forth in Section 10.3. Landlord shall at its expense provide Tenant with a further update of the Phase I Environmental Site Assessment, and any update of the Phase II Environmental Site Assessment recommended therein, as  of  the  Term Commencement  Date.   Should an update disclose the presence of Hazardous Material which was not disclosed in the site assessments  already received by Tenant,  Landlord shall remedy the problems  to  Tenant's  reasonable  satisfaction,  and  shall  cause  a further update of the Phase I Environmental Site Assessment to be issued   in   substantial   conformity   with   the   site   assessments previously   provided  to  Tenant. The   Phase   I   and   Phase   II Environmental   Site   Assessments   and   all   updates   thereto   are hereinafter  referred  to  as  the  "Base  Line  Report,"  and  shall be deemed  conclusive  as  to  the  condition  of  the  Premises,  unless, within ninety (90)  days of receipt, Tenant causes an inspection of its own to be conducted, which inspection discloses the presence of 'Hazardous Material materially different from that disclosed in the Base  Line Report.

39.9  At  any  time  prior  to  the  expiration  or  earlier termination of the term of the Lease, Landlord shall have the right to   enter   upon   the   Premises   at   all   reasonable   times   and   at reasonable   intervals   in   order   to   conduct   appropriate   tests regarding the presence, use and storage of Hazardous Material, and to  inspect Tenant's records with regard thereto.   Tenant will pay the   reasonable  costs  of  any  such  test  which  demonstrates  that contamination in excess of permissible levels has occurred and such contamination was caused by use of the Premises during the term of the Lease.   Tenant shall correct any deficiencies identified in any such   tests   in   accordance   with   its   obligations   under   this Article 39.

39.10 Tenant   shall   at   its   own   expense   cause   an environmental  site assessment of the Premises  to be conducted and e  report   thereof  delivered  to  Landlord  upon  the  expiration  or earlier termination of the Lease, such report to be as complete and broad  in scope as the Base Line Report as is necessary to identify any   impact   on  the  Premises  Tenant's  operations  might  have  had (hereinafter  referred  to  as  the  "Exit  Report"). Tenant   shall correct  any deficiencies  identified in such report  in  accordance with its obligations under this Article 39 prior to the expiration or  earlier  termination  of  this  Lease.   This  Article 39   is   the exclusive  provision  in this  Lease  regarding clean-up,  repairs  or maintenance   arising   from   receiving,   handling,   use,   storage, accumulation,   transportation,   generation,   spillage,   migration, discharge,  release  or disposal of Hazardous Material  in,  upon or about  the  Premises,  and the provisions of Article  18 (Repairs  and Maintenance)  shall  not apply thereto.
39.11 Tenant's obligations under this Article  39  shall survive  the  termination  of  the  Lease.   Should  Tenant  employ  any period of  time after the expiration or earlier termination of this Lease,  notwithstanding the requirements of Section 39. 10 above,  to complete   the   removal   from  the   Premises  of   anysuch   Hazardous Material,   Tenant  shall  be  a  tenant  at sufferance  subject  to  the provisions of Section 12.2 hereof, except that monthly rental shall not  be  increased  to  one hundred twenty five percent (125k)  of  the Basic  Annual  Rent in effect during the last twelve (12)  months  of the  Lease term until ninety (90)  days  after the expiration of  the term.
39.12 As   used  herein,   the  term  "Hazardous  Material" means  any hazardous  or toxic substance, material or waste which is or becomes regulated by any local governmental authority,  the State of California or the United States Government.   The term "Hazardous Material"-  includes,  without limitation,  any material or substance which  is(i)  defined as a  "hazardous waste,"  "extremely hazardous waste"  or "restricted hazardous waste" under Sections 25515, 25117 or 25122.7,  or listed pursuant to Section 25140,  of the California-Health and Safety Cade,  Division  20,  Chapter  6.5 (Hazardous  Waste Control   Law), (ii) defined   as   a   'hazardous   substance"   under Section 25316 of the California Health and Safety Code,  Division 2, Chapter 6.8 (Carpenter-Presly-Tanner Hazardous  Substance Account Act),(iii) defined as a "hazardous material," hazardous substance" or  "hazardous  waste"  under Section 25501 of the California Health and Safety Code,  Division 20,  Chapter 6.5 (Hazardous Substances), (v)   petroleum, (vi)   asbestos, (vii)   listed  under  Article 9   and defined as hazardous  or extremely hazardous pursuant to Article 11 of  Title 22  of  the  California  Administrative  Code,  Division 4, Chapter 20, (viii)  designated as a  "hazardous  substance" pursuant to   Section 311  of   the  Federal  Water  Pollution  Control  Act (33 U.S.C. Section 1317), (ix)  defined as  a "hazardous waste" pursuant to  Section 1004  of the  Federal Resource Conservation  and Recovery Act, 42  U.S.C.  Section6901, et.  seq. (42 U.S.C. Section 6903), or (x)  defined as  a  "hazardous  substance"  pursuant to Section 101 of the Comprehensive Environmental Response Compensation and Liability Act, 42  U.S.C.  Section 9601  et.  seq. (42 U.S.C. Section 9601).

40. Right  Of  First  Refusal  to  Purchase  Premises. Tenant shall   have  the  right  of   first  refusal  to  purchase  the  Premises ("Right of First Refusal") upon the following terms and conditions:
40.1  If at any time during the initial or any extended term   of   this   Lease   Landlord  determines  to  sell   the  Premises, Landlord   shall  give   written  notice  to  Tenant ("Right   of   First Refusal  Notice")   of  the  economic  terms  and  conditions  on,  which Landlord would be willing to sell the Premises.   If Tenant, within thirty  (30)  days after receipt of Landlord's Right of First Refusal Notice,  agrees in writing to purchase the Premises on the terms and conditions stated in the notice, Landlord shall sell and convey the Premises  to Tenant on the economic terms  and conditions stated in the notice.
40.2 If  Tenant  does  not  agree  in writing to  purchase the  Premises  within  thirty (30) days  after  receipt  of Landlord's Right  of  First Refusal Notice,  or if Landlord and Tenant have not entered  into a purchase and sale agreement within thirty (30)  days thereafter,  Landlord  shall  have  the  right  to  sell  and convey the Premises  to a third party on economic terms and conditions no more favorable  than  the  economic  terms   and  conditions  stated  in  the Right  of First Refusal Notice,  except that the purchase price may be two  and  one  half  percent (2.5%)  less  than  that  stated  in  the Right  of  First  Refusal  Notice,  and,  upon any such sale,  the Right of  First  Refusal  shall  terminate.   If Landlord does  not  sell  and convey the Premises within one hundred eighty (180)  days  after the Right  of  First  Refusal  Notice,  any  sale  transaction  thereafter shall be deemed a new determination by Landlord to sell and convey the  Premises  and  the  provisions  of  this  Section  shall  again be applicable.

40.3 If Tenant purchases  the Premises pursuant to the Right  of  First  Refusal,   this  Lease  shall  terminate  on  the  date 'title   vests   in  Tenant,   and  Landlord  shall  remit  to  Tenant  the Letter   of   Credit and   all   prepaid   and   unearned   Rent. Notwithstanding  the  foregoing,   if  Tenant,  at  its  option,  should determine to take title to the Premises in the name of an affiliate of  Tenant,  this  Lease  shall  not terminate on the date  title vests any  such affiliate  of Tenant unless Tenant and such affiliate agree  otherwise

40.4 The   Right   of   First   Refusal   herein   granted  to Tenant  is  not assignable separate and apart from this  Lease.

40.5 Tenant  shall  not have  the  right  to exercise  the Right of First Refusal, notwithstanding anything set forth above to the contrary:

(a)    During the  time commencing from the date Landlord gives to Tenant a written notice that Tenant is in default under any provision of this Lease and continuing until the default alleged  in said notice is cured;

b)    During  the  period of  time  commencing on the day after a monetary obligation to Landlord is due from Tenant and unpaid without any necessity for notice thereof to Tenant and continuing until the obligation is paid;

c)    At  any time  after an event of default as described   in   Article24   of   this   Lease (without   necessity   of Landlord to give  notice of such default to Tenant);  or

d)    After the expiration or earlier termination of this Lease.
The  period  of  time  within  which  the  Right  of  First Refusal  may  be  exercised  shall  not  be  extended  or  enlarged  by reason  of  the  Tenant's  inability to  exercise  the  Right of  First Refusal  because of  the  foregoing provisions.   At  the  election of Landlord,   all   rights   of   Tenant   under  the  provisions   of   this Article 40  shall  terminate  and be  of  no  further  force  or  effect even after Tenant's  due  and timely exercise of the Right of  First Refusal,   if,   after  such  exercise,  but  prior  to  the  transfer  of title,(1) Tenant fails to pay to Landlord a monetary obligation of Tenant for a  period  of  thirty (30) days   after  such  obligation becomes   due (without   necessity  of   Landlord  to   give   notice   to Tenant), (2) Tenant   fails  to  commence  to  cure  a  default  within thirty  (30)  days after the date Landlord gives notice to Tenant of such default,  or (3)  Landlord properly glees to Tenant three (3)  or more  notices  of a default whether or not such defaults  are cured.

40.6  Notwithstanding the foregoing, the Right of First Refusal   shall   not   be   applicable   to   the   proposed  sale  of   the Premises to Nippon Landic  (U.S.A. ),  Inc.  ("Nippon Landic"),  or any .assignee of  Nippon Landic,  unless for any reason Nippon Landic,  or any assignee of Nippon Landic,  does not purchase the Premises.   In such  event,   Landlord  shall  give  Tenant  a  Right  of First  Refusal Notice with the terms and conditions of the proposed sale to Nippon Landic. If  Tenant,  within  sixty (60)  days  after receipt of  such Right  of  First Refusal Notice,  agrees  in writing to purchase  the Premises on the terms  and conditions of the proposed sale to Nippon Landic, Landlord shall  sell  and convey the  Premises  to  Tenant on such  terms  and conditions.   However,  in such event,  any period of
time  set  forth in the terms ape) conditions of the proposed sale to Nippon Landic which would have expired prier to one hundred twenty (120)  days after receipt of the Right of First Refusal Notice shall be extended to the end of such one hundred twenty (120)  day period.

41.        Option to Purchase Lot  14.

41.1 Concurrently  herewith  Tenant,   as  Optionee,  and Chevron Land and Development Company ("Chevron"), as Optionor, have executed  an  agreement  whereby Chevron has  granted  to  Tenant an option  to  purchase  Lot 14   of  Torrey  Pines  Science  Center  Unit No. 2,   subject   to   the   terms   and  conditions   contained   in  such agreement (the "Option Agreement").   The Option therein granted to Tenant  is  not assignable separate and apart  from this Lease.
41.2  The   Option  Agreement  limits  Tenant's  right  to exercise   the   Option   in   certain   circumstances   when   monetary obligations  due  under  the Lease remain unpaid,  when Landlord has delivered  a  notice  of  default,  and  when  an  Event  of  Default  as defined herein is existing.   Landlord shall,  as long as the Option Agreement  is   in  effect,   cooperate  with Chevron by  delivering  to Chevron  copies   of   all   notices  of  default  under  the  Lease  and Tenant's  cure  thereof  at  the  request of Chevron,  for purposes  of verifying whether the limitations on exercise of the Option apply.

41.3  Prior or subsequent to the exercise of the Option by   Tenant,   Tenant   shall   in   good   faith   allow   a   reasonable opportunity   for   the   Landlord   herein   named (Chevron/Nexus Partnership (Lot 13))  and  Nippon  Landic (U.S.A. ),Inc. (if   it becomes a successor Landlord),  to acquire the Option Property,  in lieu  of  Tenant purchasing the Option Property,  for the purpose of constructing  improvements  on  the Option' Property  and  leasing  the Option Property to Tenant  for the expansion of Tenant's business, on  substantially the  same  terms  and conditions  of  this  Lease,  as such tares and conditions may be modified in the discretion of the parties   in  light  of   the  circumstances  then  existing,   although nothing in this Section 41.3 shall constitute a binding obligation of  Tenant.

41.4  The Option Agreement provides in part that Tenant may elect to expand  the Premises  by means of a lot line adjustment which   would   expand   the   size   of   the   Real   Property (Lot 13). Landlord agrees  to cooperate in any such expansion and to sign all documents   and   instruments   necessary   to   complete   a   lot   line adjustment,  as  Bong as  Landlord is not responsible for any cost or expense in connection therewith.   Thereafter, in the event Landlord does  not  construct  improvements  for Tenant's  benefit  pursuant  to Section 41.3,  Landlord agrees  that Tenant may at its  sole cost and expense   construct   building   improvements   on   the   expanded   Real Property in accordance with  the  terms and conditions  set  forth in Article 17 of this Lease,  and the improvements will be added to the Premises  under this  Lease.   Any increase in the square  footage of the  Building,  or the addition  of  a  new building,  constructed by Tenant pursuant to the terms of this Section 41.4 shall not result in an  increase in Basic Annual lent under this Lease,  although all other  terms  and conditions  of  this Lease shall apply thereto.
42.        Miscellaneous.

42.1 Terms   and  Headings.  Where   applicable   in   this Lease,  the singular includes the plural and the masculine or neuter includes  the masculine,  feminine and neuter.  The section headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

42.2 Examination   of   Lease. Submission   of   this instrument   for   examination   or   signature   by   Tenant   does   not constitute  a  reservation  of  or  option  for  lease,   and  it  is  not effective  as a lease or otherwise until execution by and delivery to  both Landlord and Tenant.
42.3 Time is of the essence with respect to the performance  of  every  provision  of  this  Lease  in  which  time  of performance  is  a factor.

42.4 Covenants and Conditions.   Each provision of this Lease  performable  by Tenant shall be deemed both a covenant and a condition.
42.5 Consents.   whenever consent or approval of either party  is  required,  that  party  shall  not unreasonably withhold or delay  such  consent  or  approval,  except  as  may be  expressly  set forth  to  the contrary.
42.6 Entire  Agreement. The  terms  of  this  Lease  are intended  by  the  parties  as  a  final  expression of  their agreement with  respect  to  the  terms  as  are  included herein,  and may not  be contradicted by evidence of any prior or contemporaneous agreement.
42.7  Severability.   Any provision of this Lease which shall  prove  to  be  invalid,  void,  or  illegal  in  no  way  affects, impairs or  invalidates any other provision hereof,  and such other provisions  shall remain in full  force and effect.

42.8  Recording. Within   ten (10) days   from   the execution of this Lease,  Landlord and Tenant shall  record a short form memorandum hereof,  which includes references  to  the right of first refusal and option contained herein,  with express  reference to  both  Lots 13  and 14 of Torrey Pines Science Center,  subject to the requirement to execute and deliver a quitclaim deed pursuant to the  provisions of Section 34.1  hereof.

42.9  Impartial Construction.   The language in all parts of this Lease shall  be in all cases construed as a whole according to  its  fair meaning and not strictly for or against either Landlord or Tenant.
42.10 Inurement..   Each of the covenants, conditions, and agreements herein contained shall inure to the benefit of and shall apply   to   and   be   binding   upon   the   parties   hereto   and   their respective  heirs,   legatees,  devisees,  executors,  administrators, successors,  assigns,  sublessees,  or any person who may come into possession  of  said  Premises  or  any  part  thereof  in  any  manner whatsoever.   Nothing  in this Section 42.10 contained shall  in any way alter the provisions  against assignment or subletting in this Lease provided.

42.11 Force Majeure.   If Landlord cannot perform any of its  obligations,  or is  delayed in such performance,  due to events beyond  Landlord's  control (other  than  financial  inability),  the time provided for performing such obligations shall be extended by  a  period  of  time  equal  to  the delay attributable to  such events. Events  beyond Landlords  control include,  but are not  limited to, acts   of  God(including  earthquake),  war,  civil  commotion,  labor disputes, strikes,  fire,  flood or other casualty, shortage of labor  or   material,   government   regulation  or  restriction   and  weather conditions.
42.12 Notices. Any   notice,   consent,   demand,   bill, statement,  or other communication required or permitted to be given hereunder must be in writing and may be given by personal delivery, by  facsimile  transmission,  or by mail,  and  if  given by personal delivery or  facsimile  transmission shall  be  deemed  given on the date  of  delivery  or  transmission,  and  it  given by mail  shall be deemed sufficiently given three (3)  days after time when deposited in  United  States  Mail   if  sent  by  registered  or  certified  mail, addressed to  Tenant  at  the  Premises,  or to Tenant or Landlord at the addresses shown in Section  2. 1.7 hereof. Either party may, by notice   to   the   other   given   pursuant   to   this   Section,   specify additional  or different  addresses  for notice purposes.

42.13 Authority to Execute Lease.   Landlord and Tenant each   acknowledge   that   it   has   all   necessary   right,   title   and authority  to  enter  into  and  perform  its  obligations  under  this Lease,  that  this  Lease  is  a  binding obligation of  such party and has   been  authorized  by  all  requisite  action  under  the  party's governing instruments, that the individuals executing this Lease on behalf of such party are duly authorized and designated to do so, and  that  no other signatories are required to bind such party.

(Signatures Appear on Following Page)

IN  WITNESS  WHEREOF,   the  parties  hereto  have  executed this
Lease  as of the date  first above written.

LANDLORD:

CHEVRON/NEIUS  PARTNERSHIP  (LOT 13)
 A California general  partnership

By Chevron Land and Development Company
A Delaware corporation
Its General Partner

By: [Illegible]
Title: Vice President

By Nexus  Equity,  Inc.
A California corporation
 Its General Partner

By: [Illegible]
Title: Vice President

TENANT:

LIGAND  PHARMACEUTICALS, INC.
 A Delaware corporation

By: [Illegible]
Title: Vice President
67

FIRST AMENDMENT TO LEASE

THAT   CERTAIN   LEASE ("Lease")   dated   July 6, 1994 between  CHEVRON/NEXUS  PARTNERSHIP (LOT13),   a  California  general partnership("Landlord"),   and   LIGAND.  PHARMACEUTICALS,   INC.,   a  Delaware corporation ("Tenant"),  is  hereby amended on the date set forth  below,  effective  the date of  the  Lease.

1.        The  following  is  added to Section 40.6 of  the  Lease:

In  the  event  Nippon  Landic  proposes  to  assign  its  right  to purchase  the  Premises   to  an  entity  which  is  not  an  affiliate  of Nippon   Landic ("Non-Affiliate"),   Tenant   shall  be   given   written notice ("Non-Affiliate   Notice")   of   the   economic   terms   and conditions  of the proposed assignment and sale.   If Tenant,  within sixty (60)  days  after  receipt of the Non-Affiliate Notice,  agrees  in  writing  to  purchase  the  Premises  on  the  terms  and  conditions stated in the Non-Affiliate Notice,  Landlord shall  sell and convey the Premises  to Tenant on the economic terms and conditions stated in  the  Non-Affiliate  Notice (so long as  the  terms  and  conditions are  no  less  favorable  to Landlord  as  the  terms  and  conditions  of Landlord's   agreement   with   Nippon   Landic   made   concurrently herewith). If  Tenant  does  not  agree  in writing to  purchase  the Premises  within  such  sixty (60) day  period  Tenant  shall  have  no further right  to purchase  the Premises  if  the proposed sale is  to Nippon Landic or an assignee of Nippon Landic,  even if the assignee is  a  Non-Affiliate;  provided,  however,  any proposed assignment by Nippon  Landic  to  a Non-Affiliate which does  not occur within one hundred  eighty (180)   days  of  receipt  of  the  Non-Affiliate  Notice shall  again be  subject  to the  provisions of this paragraph.

2.        The  following  is  added to Section 8. 1  of  the Lease:

Notwithstanding   the   foregoing,   the   garage/basement   and exterior  site  areas,   including  the  mechanical  systems,  warehouse areas,   parking,   trash  enclosures,  hazardous  material  storage  and such other area that support the operation of the Building shall be excluded  from  the  calculation  of  Rentable  Area  of  the  Premises. Such  excluded areas  include but  are not  limited to the  following:
(a)        The  improved areas of the subterranean parking structure including,   but   not   limited   to,   the   warehouse   and   mechanical equipment  rooms,  and
(b)        Those  enclosed areas  of  the  south and west faces  of the Building   totaling  approximately 1,467   square  feet   as   shown  on Exhibits  "A-1"  and  "A-2"  attached hereto  and  incorporated  herein, which  include (i)   the  approximately 206  square  feet  on  the  south face  of  the  second  floor  of the Building, which resulted from the elimination  of  an external  balcony,  and (ii)   stairs,  stair wells, vertical   shafts   and   access  areas  totaling  approximately 1,261 square  feet  at  the first  and second  floor levels on the west face of  the  Building.

The  Rentable Area of  the Building as  designed, excepting the aforementioned  exclusions,   is mutually agreed to be 53,740  square feet.

In  all  other  respects,  the  Lease  shall  remain in  full  force and  effect  as  originally written.
IN  WITNESS   WHEREOF,   the  parties  hereto  have executed  this First Amendment  to Lease  on  or about Dec. 15, 1994.

LANDLORD:

LANDLORD:

CHEVRON/NEIUS  PARTNERSHIP  (LOT 13)
 A California general  partnership

By Chevron Land and Development Company
A Delaware corporation
Its General Partner

By: [Illegible]
Title: Vice President

By Nexus  Equity,  Inc.
A California corporation
 Its General Partner

By: [Illegible]
Title: Vice President

TENANT:

LIGAND  PHARMACEUTICALS, INC.
 A Delaware corporation

By: [Illegible]
Title: Vice President

Exhibit A-1

[First Floor Floorplan]

[Second Floor Floorplan]

[Science Center 1A Floorplan]

[Science Center 1B Second Floor Floorplan]

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (the "Second Amendment"), dated for identification purposes as of January 30, 1997, by and between NIPPON LANDIC (U.S.A.), INC., a Delaware corporation ("Landlord") and LIGAND PHARMACEUTICALS INC., a Delaware corporation ("Tenant") amends that certain lease dated July 6, 1994, by and between Tenant and Chevron/Nexus Partnership (Lot B), a California general partnership ("Original Landlord"), as amended by that certain First Amendment to Lease dated December 15, 1994 (as so amended, the "Original Lease").

Recitals

A.
By that certain Option Agreement dated July 6, 1994, Tenant acquired an option to purchase Lot 14 of the Torrey Pines Science Center (the "Option Property") from Chevron Land and Development Company ("Chevron").

B.
Under Section 41.3 of the Original Lease ("Section 41.3"), Tenant agreed to provide the Original Landlord (and Landlord as successor landlord) a reasonable opportunity to acquire the Option Property from Chevron, either prior or subsequent to the exercise of Tenant's rights under the Option Agreement, for the purposes and on the terms and conditions set forth therein.

C.	The Original Landlord assigned its interest as Lessor under the Original Lease to Landlord pursuant. that certain Assignment and Assumption of Lease dated September 13, 1995.

D.
By a letter dated August 30, 1996 from Landlord's agent, R. Darrell Gary of Nexus Properties, Inc., to Paul Maier of Tenant; Landlord declined to respond to Tenant's Request for Proposal, dated August 19, 1996, concerning the acquisition and development of the Option Property.

E.	E. Tenant and Landlord have agreed to amend the Original Lease to provide that Section 41.3 shall no longer be of any force or effect.

Agreement

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree to amend the Original Lease as follows:

1.          The parties acknowledge that Tenant has satisfied its obligations to Landlord under Section 413. Accordingly, Section 41.3 is hereby deleted in its entirety and shall have no further force or effect.

2.          Landlord and Tenant acknowledge that the Original Lease, as hereby amended, remains in lull force and effect in accordance with its terms.

oc39172v2

3.        This Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
IN WITNESS WHEREOF, the parties have executed this Second Amendment on the date set forth opposite their signatures below.

LANDLORD:

NIPPON LANDIC (U.S.A.), INC., a Delaware corporation

By: [Illegible]
Title:  General Manager/Vice President
Dated: February 25, 1997

TENANT:

LIGAND PHARMACEUT1CALS, INC.,
a Delaware corporation.

By: [Illegible]
Title:  Senior Vice President
Dated: February 12, 1997

2

EXHIBIT 8-1

FLOOR PLAN OF PREMISES

(See attached)

[Second  Floor Floorplan]

[First Floor Floorplan]

[Basement Floor plan]

EXHIBIT B-2 FURNITURE (See attached)

EXHIBIT B-3

SUBLANDLORD'S VIVARIUM EQUIPMENT

(See attached)

EXHIBIT C

CONSENT TO SUBLEASE

This CONSENT TO SUBLEASE (this "Consent") is entered into as of this ____ day of December, 2007, by and between BMR-10255 Science Center Drive LLC, a Delaware limited   liability   company ("Master   Lessor"),   "),   LIGAND   PHARMACEUTICALS INCORPORATED,  a  Delaware  corporation ("Sublessor"),  and  eBIOSCIENCE, INC.,  a California corporation ("Sublessee").

RECITALS

A.          WHEREAS, Sublessor and Master Lessor are parties to that certain Lease dated July 6, 1994, by and between Sublessor and Master Lessor' predecessor, Chevron/Nexus Partnership (Lot 13), as amended by that certain First Amendment to Lease dated December 15, 1994, and by that certain Second Amendment to Lease dated January 30, 1997 (collectively, the "Master Lease").  Sublessor was referred to in the Master Lease as "Ligand Pharmaceuticals, Inc." The premises demised under the Master Lease (the "Premises") are located at 10255 Science Center Drive, San Diego, California 92121; and
B.          WHEREAS, Sublessor has applied to Master Lessor for its consent to that certain Sublease Agreement dated December 6, 2007 (the "Sublease") between Sublessor and Sublessee, a copy of which is attached hereto as Exhibit "A", whereby Sublessor subleases its interest in the Premises to Sublessee.

AGREEMENT

NOW, THEREFORE, Master Lessor hereby consents to the Sublease, subject to and upon the following terms and conditions, to each of which Sublessor, Sublessee and Master Lessor expressly agree:

1.          Nothing contained in this Consent shall either:

(a)          operate as a consent to or approval by Master Lessor of any of the provisions of the Sublease or as a representation or warranty by Master Lessor, and Master Lessor shall not be bound or estopped in any way by the provisions of the Sublease; or
(b)          be construed to modify, waive or affect any of the provisions, covenants or conditions of, or any rights or remedies of Master Lessor under, the Master Lease. In the case of any conflict between the provisions of this Consent and those of the Sublease, the provisions of this Consent shall prevail.
2.          Sublessor and Sublessee expressly assume and agree that during the term of the Sublease, each shall perform and comply with each and every obligation of Sublessor under the Master Lease.

3.          Neither the Sublease nor this Consent shall release or discharge Sublessor fromany liability under the Master Lease, and Sublessor shall remain liable and responsible for the full performance of all of the provisions, covenants and conditions set forth in the Master Lease. The acceptance of rent by Master Lessor from Sublessee or from any other person shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease (provided that Sublessor shall receive a credit against its required performance under the Master Lease for any payments or performance thereunder rendered by Sublessee to Master Lessor).  Sublessor and Sublessee understand and represent that by entering into the Sublease, Master Lessor's rights, remedies and liabilities under the Master Lease have not in any way been modified.
4.          Sublessor and Sublessee warrant that the attached Sublease represents the entire agreement between them.   Sublessee further warrants that there was no compensation or consideration paid to either party as a condition of this Consent or the Sublease other than as stated herein or therein.
5.          The Sublease shall be subject and subordinate at all times to the Master Lease and all of its provisions, covenants and conditions. In ease of a conflict between the provisions of the Master Lease and the provisions of the Sublease, the provisions of the Master Lease shall prevail.
6.          This Consent shall not constitute a consent to any subsequent subletting or assignment of the Master Lease, the Sublease or the Premises.   This Consent may not be assigned by Sublessor or Sublessee in whole or in part.
7.          Sublessor and Sublessee shall protect, defend, indemnify, release, save and hold Master Lessor and each of Master Lessor's officers, directors, affiliates, employees, agents, consultants and lenders (each, an "Indemnified Party") harmless from and against any and all Losses (as defined below) imposed upon or incurred by or asserted against such Indemnified Party and directly or indirectly arising out of or in any way relating to Sublessor's or Sublessee's failure to perform or comply with any existing Master Lease obligations, and otherwise as set forth in the Master Lease. As used herein, the term "Losses" includes any and all claims, suits, liabilities, actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages and foreseeable and unforeseeable consequential damages of whatever kind or nature (including, without limitation, attorneys' fees and other costs of defense).
8.          In the event of any default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors, or anyone else liable under the Master Lease or the Sublease without first exhausting Master Lessor's remedies against any other person or entity liable therefor to Master Lessor.
9.          In the event that Sublessor defaults in its obligations under the Master Lease, Master Lessor may, at its option and without being obligated to do so, require Sublessee to attorn to Master Lessor.  If Master Lessor elects to require Sublessee to so attorn, then Master Lessor shall undertake the obligations of Sublessor under the Sublease from the time of the exercise of Master Lessor's option under this Section until termination of the Sublease; provided, however, that Master Lessor shall not be liable for any prepaid rents or any security deposit paid by Sublessee, nor shall Master Lessor be liable for any other defaults of Sublessor under the Sublease.

10.          If Master Lessor brings about legal action or proceedings to enforce the terms and/or conditions of the Master Lease or to declare its rights thereunder, Sublessor and Sublessee agree that any attorneys' fees, costs and expenses of such proceeding shall be paid by the losing party as determined by the appropriate court.

11.          Master Lessor hereby represents and warrants to Sublessor and Sublessee that:

a.          Attached hereto as Exhibit "B" is a true, correct and complete copy of the Master Lease and the amendments thereto.

b.          The term of the Master Lease commenced August 21, 1995, and expires August 21, 2015.

c.          The Master Lease is in full force and effect, and has not been further modified.
d.          To Master Lessor's current actual knowledge, as of the date hereof, there are no uncured defaults under the Master Lease by Master Lessor or Sublessee.
e.          Master Lessor has not given Sublessor any notice of default under the Master Lease, nor any notice that any material repair is required under the Master Lease, which notice(s), if any, have not been fully cured.
12.          This Consent (a) shall be construed in accordance with the laws of the State of California without regard to its conflict of law principles, (b) contains the entire agreement of the parties hereto with respect to the subject matter hereof and (c) may not be changed or terminated orally or by any course of conduct.
13.          Sublessor represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, other than Burnham Real Estate, Sublessor agrees to indemnify and hold Master Lessor and Sublessee harmless from and against any claims by this or any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Sublessor with regard to the Sublease. The provisions of this Section shall survive the expiration or earlier termination of this Consent or the Master Lease.
14.          If any terms or provisions of the Master Lease or this Consent, or the application thereof to any person or circumstance, shall to any extent be held to be invalid or unenforceable, then the remainder of the Master Lease, this Consent or the application of such term or provision to persons or circumstances other than those as to which they are held invalid or unenforceable shall not be affected thereby, and each term and provision of the Master Lease and this Consent shall be valid and enforceable to the fullest extent permitted by law. Master Lessor's rights and remedies provided for in the Master Lease, this Consent or by Law shall, to the extent permitted by law, be cumulative.

15.          This Consent may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Consent.

IN WITNESS  WHEREOF,  Sublessor and Sublessee have affixed their respective signatures hereto as evidence of understanding of and agreement to the above, and Master Lessor has affixed its signature hereto to convey its consent to the Sublease.

MASTER LESSOR:                                                                                      BMR 10255 SCIENCE CENTER DRIVE
LLC, a Delaware limited liability company

By:
Name: Title:

SUBLESSEE:                                                                                        eBIOSC1ENCE, INC., a California corporation

By:
Name: Title:

SUBLESSOR:                                                                                      LIGAND PHARMACEUTICALS
INCORPORATED, a Delaware corporation

By:
Name: Title:

Exhibit "A" to Consent [Copy of Sublease]

Exhibit "B" to Consent
[Copy of Master Lease]